  As filed with the Securities and Exchange Commission on April 30, 1999



Registration No. 33-47703
                 811-6654

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]


        PRE-EFFECTIVE AMENDMENT NO. [ ]
        POST-EFFECTIVE AMENDMENT NO. 13 [x]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]


AMENDMENT NO. 16


                       (Check appropriate box or boxes)

                           BNY Hamilton Funds, Inc.
              (Exact name of registrant as specified in charter)

              3435 Stelzer Road                             43219-3035
                Columbus, Ohio                              (Zip Code)
   (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code (614) 470-8000

                                        Copy to:

                   Nimish Bhatt                      John E. Baumgardner, Jr.
                3435 Stelzer Road                      Sullivan & Cromwell
            Columbus, Ohio 43219-3035                   125 Broad Street
     (Name and Address of Agent for Service)        New York, New York 10004


Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective (check appropriate box):

             /x/ immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b)


             / / 60 days after filing pursuant to paragraph (a)(1)
             / / on (date) pursuant to paragraph (a)(1)
             / / 75 days after filing pursuant to paragraph (a)(2)
             / / on (date) pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

             / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant has registered an indefinite number of shares under the Securities Act of 1933, pursuant to Rule 24f-2 of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1998, will be filed with the Commission on or about March 16, 1999.


Total Number of Pages      __________

Exhibit Number on Page     __________

BNY
HAMILTON


[GRAPHIC APPEARS HERE]


PROSPECTUS

MONEY MARKET FUNDS--

  HAMILTON SHARES


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


o    MONEY FUND

o    TREASURY MONEY FUND

APRIL 30, 1999

BNY

HAMILTON

Funds

ABOUT THE FUNDS

  4     BNY Hamilton Money Fund

  8     BNY Hamilton Treasury Money Fund






ACCOUNT POLICIES


  12     Daily NAV Calculation

  12     Distributions and Tax Considerations

  14     Investment Adviser

  14     Portfolio Manager

  14     Year 2000 (Y2K) Compliance

 For More Information
Back Cover

AN INTRODUCTION TO BNY HAMILTON FUNDS

The BNY Hamilton Funds aim for high returns with consistent performance over many market cycles.


The BNY Hamilton Money Funds are designed for investors who seek stability of principal. They are a valuable component of most portfolios and well-suited for investing money that may be needed in the near future. The funds take extra measures to provide for safety and liquidity, including:


o avoiding investing in split-rated securities--securities that are rated higher by one rating agency than another


o limiting the average dollar-weighted maturity of their portfolios to 60 days rather than the 90 days permitted.

 Risks of mutual fund investing

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these funds.

MONEY FUND

[GRAPHIC APPEARS HERE]


                                                                 CUSIP Number:
                                                                 Hamilton Shares
                                                                 05561M101

 Investment Objective

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

 Portfolio Management Strategy

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:


o corporations


o  banks

o  governments


o U.S. agencies, states, and municipalities


The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.


4    BNY Hamilton Money Fund

 Main Investment Risks

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


Money Funds and the AAAm/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAAm/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition --


To obtain Standard & Poor's AAAm:

o Investments must have a minimum rating of A-1.

o Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

o Investments must have Moody's highest short-term credit rating--P-1.

  Hamilton Money Fund

                            BNY Hamilton Money Fund 5

 Past Performance

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.


Annual total returns (%) as of 12/31/98(1)


                             [GRAPHIC APPEARS HERE]


                       3.03  4.02  5.84  5.30  5.47  5.41

                       93    94    95    96    97    98



  Best quarter: Q2 '95 +1.46                Worst quarter: Q3 '93 +0.73

The table below presents the Fund's average annual returns over various periods.


Average annual total returns (%) as of 12/31/98*

                                              Life

                        1 Year   5 Years   of fund

                        ------   -------   -------

 Hamilton Shares(1)       5.41      5.20      4.73



* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.


 Fees and Expenses

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.


Fee table (% of average net assets)

                                          Hamilton
                                            Shares


                                            ------


 Shareholder Fees                             None

 Annual Operating Expenses


 Management  fee                               0.10
 Servicing fee                                None
 Other expenses                               0.16


 Total annual operating expenses              0.26


The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)

                    1 Year   3 Years  5 Years  10 Years
                    ------   -------  -------  --------

 Hamilton Shares     27        84       146      331




* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

(1)  Hamilton Shares commenced operations on 8/7/92.


6  BNY Hamilton Money Fund

 Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP*, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



Year Ended December 31,                                                      1998        1997      1996      1995       1994
Per-Share Data ($)

------------------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                                         1.00        1.00      1.00      1.00       1.00

                                                                         -----------------------------------------------------
Income from investment operations:

  Net investment income                                                       0.053       0.053     0.052     0.057      0.040
Less distributions:
  Dividends from net investment income                                       (0.053)     (0.053)   (0.052)   (0.057)    (0.040)
                                                                         -----------------------------------------------------
Net asset value at end of period                                              1.00        1.00      1.00      1.00       1.00
                                                                         -----------------------------------------------------

Total return                                                                  5.41        5.47      5.30      5.84       4.02


Ratios/Supplemental Data (%)

------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                    1,439,525   1,063,579   609,424   604,053    235,220
Ratio of expenses (after reduction) to  average net assets                     0.26        0.25      0.27      0.26       0.30
Ratio of expenses (before reduction) to  average net assets                    0.26        0.25      0.27      0.26       0.32
Ratio of net investment income (after  reduction) to average net assets        5.25        5.34      5.17      5.67       3.92



*  KPMG LLP, has audited the figures for 1997 and 1998.

Previous years' data were audited by Deloitte & Touch LLP.




                            BNY Hamilton Money Fund 7

TREASURY MONEY FUND

                             [GRAPHIC APPEARS HERE]


                                                                 CUSIP Number:
                                                                 Hamilton Shares
                                                                 05561M705

 Investment Objective

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

 Management Strategy

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

o Treasury bills

o Treasury notes

o Treasury bonds

o repurchase agreements fully collateralized by U.S. Treasury obligations


The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.


8  BNY Hamilton Treasury Money Fund

 Main Investment Risks

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


Money Funds and the AAAm/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAAm/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.


                       BNY Hamilton Treasury Money Fund 9

 Past Performance

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.

Annual total returns (%) as of 12/31/98(1)

                             [GRAPHIC APPEARS HERE]

                                                 5.25


                                                98


  Best quarter: Q3 '97 +1.34                Worst quarter: Q4 '98 +1.19

The table below presents the Fund's average annual returns over various periods.


Average annual total returns (%) as of 12/31/98*

                                              Life
                                  1 Year   of fund




 Hamilton Shares(1)                 5.25      5.30



* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.


 Fees and Expenses

The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.


Fee table (% of average net assets)

                                           Hamilton
                                            Shares


                                            ------


 Shareholder Fees                             None

 Annual Operating Expenses


 Management  fee                               0.10
 Servicing fee                                None
 Other expenses                               0.17
 Total annual operating expenses              0.27

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)

               1 Year   3 Years  5 Years  10 Years
---------------------------------------------------
 Hamilton Shares   28        87       152      344



* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

-----------

Hamilton Shares commenced operations on 4/1/97.

10 BNY Hamilton Treasury Money Fund

 Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



Year Ended December 31,                                                        1998       1997(1)


 Per-Share Data ($)

-------------------------------------------------------------------------------------------------

Net asset value at beginning of period                                          1.00       1.00
                                                 ------------------------------------------------
Income from investment operations:

  Net investment income                                                        0.051      0.040
Less distributions:
  Dividends from net investment income                                        (0.051)    (0.040)
                                                 ------------------------------------------------
Net asset value at end of period                                               1.00       1.00
-------------------------------------------------------------------------------------------------
Total return (%)                                                               5.25       4.02(2)


Ratios/Supplemental Data (%)

-------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                       201,363    110,719
Ratio of expenses (after reduction) to  average net assets                      0.27      0.25(3)
Ratio of expenses (before reduction) to  average net assets                     0.28      0.33(3)
Ratio of net investment income (after reduction)  to average net assets         5.09      5.29(3)


-----------

1. Hamilton Shares commenced operations on 4/1/97.
 2. Not annualized.

 3. Annualized.


                                            BNY Hamilton Treasury Money Fund  11

 Account Policies


Daily NAV Calculation

Each fund calculates its net asset value per share (NAV) at 4:30 p.m. eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which the New York Stock Exchange is open and any other day during which trading in the funds' portfolio securities could materially affect the fund's NAV. The funds use the amortized cost method to value their securities; dividends and expenses accrue daily.

Purchase orders received before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Wire Order Processing


Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

 Monthly Statements


Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.


 Distributions and Tax Considerations


Net investment income for Hamilton Shares of each fund will be determined immediately before calculation of NAV each business day. Hamilton Shares will begin earning dividends on the first business day their purchase is effective.


Net investment income for Hamilton Shares of each fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each fund automatically pays distributions in the form of additional fund shares. Notify the transfer agent in writing to:


o choose to receive distributions in cash

o change your options

Your tax liability is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your fund, and uncashed checks will be cancelled and reinvested at the fund's share price as of the day of cancellation.

The funds do not expect to realize long-term capital gains or losses. Distributions from the funds are expected to be primarily ordinary income from dividends.


The funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the funds may be subject to federal backup withholding tax and charges against their accounts related to fines.


You should consult your tax adviser about your own particular tax situation.


12  Account Policies

 Purchasing and Redeeming Hamilton Shares


Minimum investment requirements

Initial investment


 $1,000,000

Clients of the Bank of New York and other institutions that have entered into an agreement with the adviser may purchase and redeem shares of these funds. You should contact your financial institution for detailed instructions and additional policies.

Fund shares are redeemed at the next NAV per share calculated after the transfer agent receives the purchase order. The funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Payments must be in U.S. dollars. Purchases made by check will not be redeemed until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.


The funds do not issue share certificates.


Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received before the close of business. In order for the adviser to manage each fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.


Reserved rights The funds reserve the following rights:

o To suspend sale of shares to the public

o To reject any exchange request and to modify or terminate exchange privileges

o To delay wiring redemption proceeds for up to seven days, if the adviser believes an earlier payment could adversely affect a fund

o To suspend the right of redemption


Exchange minimums You may exchange shares between the funds in this prospectus and any other BNY Hamilton fund. An exchange for Investor Shares of any other BNY Hamilton fund must have a value of at least $500. If you will be investing in a new fund, you must also exchange enough shares to meet the minimum balance requirement.


To make an exchange for Institutional Shares of any other BNY Hamilton fund, contact your Bank of New York representative.




From the perspective of tax liability, an exchange is the same as a redemption from one fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.


                                                            Account Policies  13

Investment Adviser

The investment adviser of these funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784 , it is one of the largest commercial banks in the United States, with over $66.6 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $48.4 billion in investments for institutions and individuals.

Adviser compensation The adviser is responsible for all business activities and investment decisions for the funds. In return for these services, each fund pays the adviser an annual fee. The adviser's fee accrues daily and is payable monthly at an annual rate of 0.10% of average daily net assets.

Portfolio Manager

BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund Richard Klingman is a vice president of the adviser and has managed the funds since 1997. He joined the adviser in 1996 and has been managing assets since 1990.

 Year 2000 (Y2K)  Compliance

The Year 2000, or Y2K, problem refers to the inability of many computer systems to distinguish the year 2000 from the year 1900. The funds' operations, and therefore their shareholders, could be adversely affected if the computer systems used by the funds, their service providers and other entities with computer systems linked to the funds do not properly recognize and process January 1, 2000 and later dates. The Bank of New York has worked actively to avoid the Y2K problem on its own software systems, and it is obtaining assurances from its outside service providers that they are taking similar steps. It is not certain, however, that these actions will be adequate to prevent these problems from adversely impacting the funds or their shareholders. Furthermore, the net asset value of the funds may decline due to the Y2K problem's effect on foreign or U.S. issuers of securities held by the fund or securities markets generally.

 14  Account Policies

NOTES

For More Information

Annual and Semi-Annual Reports These include commentary from the fund manager on the market conditions and investment strategies that significantly affected each fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor.


Statement of Additional Information (SAI) The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

You can obtain these documents free of charge, make inquiries or request other information about the funds by contacting your dealer or:

BNY Hamilton Funds
P.O. Box 163310
Columbus, OH 43216-3310

800-426-9363 (800-4BNY-FND)

Information is also available from the SEC:


Securities and Exchange Commission
 Public Reference Section
Washington, DC 20549-6009
www.sec.gov


For information on the operation of the SEC's public reference room, where documents may be viewed and copied, call:

1-800-SEC-0330


Note: The SEC requires a duplicating fee for  paper copies.


SEC File Number:  811-6654

                                                                             BNY
                                                                        HAMILTON

                                                                           FUNDS

                                      BNY
                                    HAMILTON


                                   [GRAPHIC]

PROSPECTUS


MONEY MARKET FUNDS--


HAMILTON PREMIER SHARES


                                    o  MONEY FUND

                                    o  TREASURY MONEY FUND

                                    April 30, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


                                                   BNY
                                                 HAMILTON

                                                  FUNDS

ABOUT THE FUNDS

 4     BNY Hamilton Money Fund

 8     BNY Hamilton Treasury Money Fund

SERVICES PROVIDED

12     Services Provided

ACCOUNT POLICIES

13     Daily NAV Calculation


 13     Distributions and Tax Considerations


15     Investment Adviser

15     Portfolio Manager

15     Year 2000 (Y2K) Compliance

FOR MORE INFORMATION

Back Cover

AN INTRODUCTION TO BNY HAMILTON FUNDS

The BNY Hamilton Funds aim for high returns with consistent performance over many market cycles.


The BNY Hamilton Money Funds are designed for investors who seek stability of principal. They are a valuable component of most portfolios and well-suited for investing money that may be needed in the near future. The funds take extra measures to provide for safety and liquidity, including:


o avoiding investing in split-rated securities--securities that are rated higher by one rating agency than another


o limiting the average dollar-weighted maturity of their portfolios to 60 days rather than the 90 days permitted.


RISKS OF MUTUAL FUND INVESTING


Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these funds.

MONEY FUND

                                                                 [GRAPHIC]


                                                       CUSIP Number:


                             Hamilton Premier Shares
                                    05561M507


 Investment Objective

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

 Portfolio Management Strategy

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:


o    corporations


o     banks

o     governments


o    U.S. agencies, states, and municipalities


The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.


4 BNY Hamilton Money Fund

MAIN INVESTMENT RISKS


The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

 Money Funds and the AAAm/Aaa  Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAAm/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition --


To obtain Standard & Poor's AAAm:

o Investments must have a minimum rating of A-1.

o Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

o Investments must have Moody's highest short-term credit rating--P-1.

                            BNY Hamilton Money Fund 5

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.


Annual total returns (%) as of 12/31/98(1)


------------------------------------------


                      5.54    5.03    5.19    5.14
----------------------------------------------------

                       95      96      97      98


  Best quarter: Q2 '95 +1.39                Worst quarter: Q4 '94 +1.15

The table below presents the Fund's average annual returns over various periods.


Average annual total returns (%) as of 12/31/98 *


-------------------------------------------------


                                              Life
                                  1 Year   of fund


--------------------------------------------------

Hamilton Premier  Shares(1)         5.14      5.16



* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES


The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.


Fee table (% of average net assets)

-----------------------------------

                                          Hamilton
                                           Premier

                                            Shares


--------------------------------------------------


 Shareholder Fees                             None

 Annual Operating Expenses

--------------------------------------------------

 Management  fee                               0.10
 Servicing fee                                0.25
 Other expenses                               0.16


Total annual operating expenses               0.51


The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)

-------------------------------------

                    1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------

Hamilton Premier

Shares                52       164       286        642

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

-------------------------------------------------------------------------------
(1) Hamilton Premier Shares commenced operations on 8/15/94.

6 BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP*, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



Year Ended December 31,                                          1998        1997        1996        1995      1994(1)
----------------------------------------------------------------------------------------------------------------------

Per-Share Data ($)

----------------------------------------------------------------------------------------------------------------------


 Net asset value at beginning of period                           1.00        1.00        1.00        1.00         1.00

                                                            ----------------------------------------------------------
Income from investment operations:

  Net investment income                                         0.050       0.051       0.049       0.054        0.017
Less dividends:
  Dividends from net investment income                         (0.050)     (0.051)     (0.049)     (0.054)      (0.017)
                                                            ----------------------------------------------------------
Net asset value at end of period                                 1.00        1.00        1.00        1.00         1.00
                                                            ----------------------------------------------------------

Total return (%)                                                 5.14        5.19        5.03        5.54        1.69(2)

Ratios/Supplemental Data (%)

----------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       1,064,645     688,339     463,759     340,163      107,799
Ratio of actual operating expenses to  average net assets         0.51        0.51        0.53        0.54        0.61(3)
Ratio of net investment income to average  net assets             5.01        5.09        4.91        5.40        4.40(3)



* KPMG LLP, has audited the figures for 1997 and 1998. Previous years' data were audited by Deloitte & Touche LLP.





(1) Hamilton Premier Shares commenced operations on 8/15/94.

(2) Not annualized.

(3) Annualized.

                            BNY Hamilton Money Fund 7

TREASURY MONEY FUND


                                                       CUSIP Number:


                             Hamilton Premier Shares
                                    05561M804


 Investment Objective

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

 Management Strategy

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

o    Treasury bills

o    Treasury notes

o    Treasury bonds


o repurchase agreements fully collateralized by U.S. Treasury obligation.

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.


8 BNY Hamilton Treasury Money Fund

MAIN INVESTMENT RISKS


The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

 Money Funds and the AAAm/Aaa  Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAAm/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.


                       BNY Hamilton Treasury Money Fund 9

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.


Annual total returns (%) as of 12/31/98(1)

------------------------------------------


                                               4.99

-----------------------------------------------------
                                                 98

  Best quarter: Q4 '97 +1.28                Worst quarter: Q4 '98 +1.13

The table below presents the Fund's average annual returns over various periods.


Average annual total returns (%) as of 12/31/98*

------------------------------------------------

                                              Life
                                  1 Year   of fund

--------------------------------------------------



Hamilton Premier Shares(1)         4.99      5.04

* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES


The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.


Fee table (% of average net assets)

-----------------------------------

                                           Hamilton
                                           Premier

                                            Shares

----------------------------------------------------

 Shareholder Fees                             None

 Annual Operating Expenses

----------------------------------------------------

 Management  fee                               0.10
 Servicing fee                                0.25
 Other expenses                               0.17


 Total annual operating expenses              0.52


The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)


-------------------------------------


                              1 Year   3 Years  5 Years  10 Years
-------------------------------------------------------------------

 Hamilton Premier


 Shares                         53       167       291      654



* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


-------------------------------------------------------------------------------
(1) Hamilton Premier Shares commenced operations on 4/1/97.

10 BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



Year Ended December 31,                                                       1998       1997(1)
----------------------------------------------------------------------------------------------------

 Per-Share Data ($)


  Net asset valueat beginning of period                                         1.00       1.00

                                                                        ----------------------------
 Income from investment operations:

   Net investment income                                                       0.049      0.038
 Less distributions:
   Dividends from net investment income                                       (0.049)    (0.038)
                                                                        ----------------------------
 Net asset value at end of period                                              1.00       1.00
                                                                        ----------------------------

 Total return (%)                                                              4.99      3.83(2)

 Ratios/Supplemental Data (%)

----------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                      520,492    183,895
 Ratio of expenses (after reduction) to  average net assets                     0.52      0.50(3)
 Ratio of expenses (before reduction) to  average net assets                    0.53      0.56(3)
 Ratio of net investment income (after reduction)  to average net assets        4.82      5.06(3)


--------------------------------------------------------------------------------
(1)  Hamilton Premier Shares commenced operations on 4/1/97.
(2)  Not annualized.

(3)  Annualized.


                       BNY Hamilton Treasury Money Fund11

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The adviser has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Hamilton Premier Shares of these funds for their customers. Under these agreements, the institutions provide support services to their customers, and the funds, in turn, pay the institutions 0.25% (annualized) of the average daily NAV of their customers' Hamilton Premier Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

o aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor


o providing automatic reinvestment of customers' cash balances in other investment accounts in Hamilton Premier Shares, if requested


o    processing customers' dividend payments

o    providing periodic statements to their customers

o    arranging for bank wires

o    providing adequate customer support facilities

o    performing all necessary sub-accounting

o    forwarding shareholder communications from the funds


Some shareholder organizations may charge their customers additional fees for their services connected with investments in these funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

Fee waivers The funds' service providers normally pay all expenses in connection with the performance of their services, while each fund pays its own operating expenses. During the course of the funds' fiscal year, the administrator and/or adviser may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the adviser and/or administrator may still be reimbursed by the funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.


WIRE ORDER PROCESSING


Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.


MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT


Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Hamilton Premier Shares of the funds. Further information on the sweep facility is available from the adviser or from your shareholder organization.


12 Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION


Each fund calculates its net asset value per share (NAV) at 4:30 p.m eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which the New York Stock Exchange is open and any other day during which trading in the funds' portfolio securities could materially affect the funds' NAV. The funds use the amortized cost method to value their securities.

 Dividends and expenses accrue daily.

Purchase orders received before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.


DISTRIBUTIONS AND TAX

CONSIDERATIONS

Net investment income for Hamilton Premier Shares of each fund will be determined immediately before calculation of NAV each business day. Hamilton Premier Shares will begin earning dividends on the first business day their purchase is effective.


Net investment income for Hamilton Premier Shares of each fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each fund automatically pays distributions in the form of additional fund shares. Notify the transfer agent in writing to:


o    choose to receive distributions in cash


o    change  the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your fund, and uncashed checks will be cancelled and reinvested at the fund's share price as of the day of cancellation.


The funds do not expect to realize long-term capital gains or losses. Distributions from the funds are expected to be primarily ordinary income from dividends.


The funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the funds may be subject to federal backup withholding tax and charges against their accounts related to fines.


You should consult your tax adviser about your own particular tax situation.

                                                             Account Policies 13

PURCHASING AND REDEEMING
PREMIER SHARES

Minimum investment requirements


-------------------------------

Initial investment

-------------------------------

$500,000


Fund shares are redeemed at the next NAV per share calculated after the transfer agent receives the purchase order. The funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Payments must be in U.S. dollars. Purchases made by check will not be redeemed until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.


The funds do not issue share certificates.


Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received before the close of business. In order for the adviser to manage each fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.


Reserved rights The funds reserve the following rights:

o    To suspend sale of shares to the public


o To reject any exchange request and to modify or terminate exchange privileges


o To delay wiring redemption proceeds for up to seven days, if the adviser believes an earlier payment could adversely affect a fund

o    To suspend the right of redemption


Exchange minimums You may exchange shares between the funds in this prospectus and any other BNY Hamilton fund. An exchange for Investor Shares of any other BNY Hamilton fund must have a value of at least $500. If you will be investing in a new fund, you must also exchange enough shares to meet the minimum balance requirement.


To make an exchange for Institutional Shares of any other BNY Hamilton fund, contact your Bank of New York representative.




From the perspective of tax liability, an exchange is the same as a redemption from one fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.


14 Account Policies

INVESTMENT ADVISER


The investment adviser of these funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784 , it is one of the largest commercial banks in the United States, with over $66.6 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $48.4 billion in investments for institutions and individuals.

Adviser compensation The adviser is responsible for all business activities and investment decisions for the funds. In return for these services, each fund pays the adviser an annual fee. The adviser's fee accrues daily and is payable monthly at an annual rate of 0.10% of average daily net assets.


PORTFOLIO MANAGER


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund Richard Klingman is a vice president of the adviser and has managed the funds since 1997. He joined the adviser in 1996 and has been managing assets since 1990.


YEAR 2000 (Y2K) COMPLIANCE


The Year 2000, or Y2K, problem refers to the inability of many computer systems to distinguish the year 2000 from the year 1900. The funds' operations, and therefore their shareholders, could be adversely affected if the computer systems used by the funds, their service providers and other entities with computer systems linked to the funds do not properly recognize and process January 1, 2000 and later dates. The Bank of New York has worked actively to avoid the Y2K problem on its own software systems, and it is obtaining assurances from its outside service providers that they are taking similar steps. It is not certain, however, that these actions will be adequate to prevent these problems from adversely impacting the funds or their shareholders. Furthermore, the net asset value of the funds may decline due to the Y2K problem's effect on foreign or U.S. issuers of securities held by the fund or securities markets generally.


                                                             Account Policies 15

FOR MORE INFORMATION


Annual and Semi-Annual Reports These include commentary from the fund manager on the market conditions and investment strategies that significantly affected each fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor.


Statement of Additional Information (SAI) The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

You can obtain these documents free of charge, make inquiries or request other information about the funds by contacting your dealer or:

BNY Hamilton Funds
P.O. Box 163310
Columbus, OH 43216-3310

800-426-9363 (800-4BNY-FND)

Information is also available from the SEC:


Securities and Exchange Commission
 Public Reference Section
Washington, DC 20549-6009
www.sec.gov


For information on the operation of the SEC's public reference room, where documents may be viewed and copied, call:

1-800-SEC-0330

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number:  811-6654

                                       BNY

                                    HAMILTON

                                      FUNDS

BNY- 0088 4/99

                                 BNY  HAMILTON

                                   PROSPECTUS

                             MONEY MARKET FUNDS--


                           HAMILTON CLASSIC SHARES




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


                                / / MONEY FUND

                                / / TREASURY MONEY FUND

                                APRIL 30, 1999

                                     BNY
                                   HAMILTON

                                    FUNDS

ABOUT THE FUNDS

   4    BNY Hamilton Money Fund

   8    BNY Hamilton Treasury Money Fund

SERVICES PROVIDED

  12    Services Provided

ACCOUNT POLICIES


   13    Daily NAV Calculation


  13    Distribution (12b-1) Plan

  14    Opening an Account/Purchasing Shares


   16    Making Exchanges/Redeeming Shares

   17    Distributions and Tax Considerations

   18    Investment Adviser

   18    Portfolio Manager

   18    Year 2000 (Y2K) Compliance

 For More Information
Back Cover

AN INTRODUCTION TO BNY HAMILTON FUNDS

The BNY Hamilton Funds aim for high returns with consistent performance over many market cycles.


The BNY Hamilton Money Funds are designed for investors who seek stability of principal. They are a valuable component of most portfolios and well-suited for investing money that may be needed in the near future. The funds take extra measures to provide for safety and liquidity, including:


o avoiding investing in split-rated securities--securities that are rated higher by one rating agency than another


o limiting the average dollar-weighted maturity of their portfolios to 60 days rather than the 90 days permitted.


RISKS OF MUTUAL FUND INVESTING


Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these funds.

MONEY FUND


                                 CUSIP Number:                        [GRAPHIC]
                                 Hamilton Classic Shares


                                 05561M606


 INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

 PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:


o corporations


o  banks

o  governments


o U.S. agencies, states, and municipalities


The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.


4   BNY Hamilton Money Fund

MAIN INVESTMENT RISKS


The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


Money Funds and the AAAm/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAAm/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition --


To obtain Standard & Poor's AAAm:

o Investments must have a minimum rating of A-1.

o Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

o Investments must have Moody's highest short-term credit rating--P-1.

                                                    BNY Hamilton Money Fund   5

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.

Annual total returns (%) as of 12/31/98(1)


                             4.73   4.80    4.81


                              96     97     98



  Best quarter: Q3 '98 +1.22                Worst quarter: Q1 '97 +1.11

The table below presents the Fund's average annual returns over various periods.


Average annual total returns (%) as of 12/31/98*

                                              Life
                                   1 Year   of fund

                                   ------   -------

 Hamilton Classic Shares(1)         4.81      4.79

* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES


The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.


Fee table (% of average net assets)

                                           Hamilton
                                            Classic
                                            Shares

                                           --------

Shareholder Fees                              None

Annual Operating Expenses

-------------------------

 Management fee                               0.10
 Distribution (12b-1) fees                    0.25
 Servicing fee                                0.25
 Other expenses                               0.23


 Total annual operating expenses              0.83


The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher on lower than this example.


Expenses on a $10,000 investment* ($)

                         1 Year   3 Years   5 Years   10 Years
                         ------   -------   -------   --------

Hamilton Classic

Shares                     85        266      462       1,029



* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

----------
(1) Hamilton Classic Shares commenced operations on 12/4/95.

6   BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP*, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



Year Ended December 31,                                   1998       1997      1996      1995(1)
-----------------------                                   ----       ----      ----      -------
Per-Share Data ($)


 Net asset value at beginning of period                   1.00       1.00      1.00      1.00
                                                          --------------------------------------
 Income from investment operations:

   Net investment income                                  0.047      0.047     0.046     0.004

 Less distributions:

   Dividends from net investment income                  (0.047)    (0.047)   (0.046)   (0.004)
                                                         ---------------------------------------
 Net asset value at end of period                         1.00       1.00      1.00      1.00
                                                         ---------------------------------------

 Total return (%)                                         4.81       4.80      4.73      0.40(2)


Ratios/Supplemental Data (%)

----------------------------

 Net assets, end of period ($ x 1,000)                  19,995     16,725    13,478     3,098

 Ratio of expenses to average net assets                  0.83       0.88      0.82      0.76(3)


 Ratio of net investment income to  average net assets     4.70       4.71      4.67      5.18(3)



* KPMG LLP has audited the figures for 1997 and 1998. Previous years' data were audited by Deloitte & Touche LLP.


----------
(1)  Hamilton Classic Shares commenced operations on 12/4/95.
(2)  Not annualized.

(3)  Annualized.

                                                     BNY Hamilton Money Fund   7

TREASURY MONEY FUND


                                      CUSIP Number:                   [GRAPHIC]
                                       Hamilton Classic Shares


                                      05561M747

INVESTMENT OBJECTIVE


The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.


MANAGEMENT STRATEGY


The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

o Treasury bills

o Treasury notes

o Treasury bonds


o repurchase agreements fully collateralized by U.S. Treasury obligations.

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.


8   BNY Hamilton Treasury Money Fund

MAIN INVESTMENT RISKS


The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the fund invests only in U.S. Treasury obligations or repurchase agreements based on them, its yields may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


Money Funds and the AAAm/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAAm/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.


                                            BNY Hamilton Treasury Money Fund   9

PAST PERFORMANCE


Since this is a new share class, the performance data provided below is for Hamilton Shares of this Fund.

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.

Annual total returns (%) as of 12/31/98(1)


                                               5.25

                                                98


  Best quarter: Q3 '97 +1.34                Worst quarter: Q4 '98 +1.19

The table below presents the Fund's average annual returns over various periods.


Average annual total returns (%) as of 12/31/98*

                                              Life
                                  1 Year   of fund

-------------------------------------------------------------------------------


Hamilton Shares(1)                  5.25      5.30


* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES


The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out of pocket expenses.


Fee table (% of average net assets)

                                          Hamilton
                                           Classic

                                            Shares

-------------------------------------------------------------------------------

 Shareholder Fees                             None

 Annual Operating Expenses

-------------------------------------------------------------------------------

 Management fee                                0.10
 Distribution (12b-1) fees                    0.25
 Servicing fee                                0.25
 Other expenses                               0.23


 Total annual operating expenses              0.83


The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment*($)

                                  1 Year   3 Years  5 Years  10 Years
-------------------------------------------------------------------------------

 Hamilton Classic

 Shares                             85       266      462     1,029


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.





(1) Hamilton Shares commenced operations on 4/1/97.

10   BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


Since this is a new share class, the financial highlights provided below are for Hamilton Shares of this Fund. The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


Year Ended December 31,                                  1998       1997(1)
-----------------------                                  ----       -------

 Per-Share Data ($)

-------------------------------------------------------------------------------

Net asset value at beginning of period                   1.00       1.00

Income from investment operations:

  Net investment income                                  0.051      0.040

Less distributions:

  Dividends from net investment income                  (0.051)    (0.040)
-------------------------------------------------------------------------------
 Net asset value at end of period                        1.00       1.00
-------------------------------------------------------------------------------

 Total return (%)                                        5.25       4.02(2)


 Ratios/Supplemental Data (%)


 Net assets, end of period ($ x 1,000)                 201,363   110,719
 Ratio of expenses (after reduction)  to average

   net assets                                            0.27      0.25(3)
 Ratio of expenses (before reduction) to  average
   net assets                                            0.28      0.33(3)
 Ratio of net investment income (after  reduction)
   to average net assets                                 5.09      5.29(3)


(1) Hamilton Shares commenced operations on 4/1/97.
(2) Not annualized.

(3) Annualized.

BNY Hamilton Treasury Money Fund   11

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The adviser has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Hamilton Classic Shares of these funds for their customers. Under these agreements, the institutions provide support services to their customers, and the funds, in turn, pay the institutions 0.25% (annualized) of the average daily NAV of their customers' Hamilton Classic Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

o aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

o providing automatic reinvestment of customers' other investment accounts in Hamilton Classic Shares, if requested

o processing customers' dividend payments

o providing periodic statements to their customers

o arranging for bank wires

o providing adequate customer support facilities

o performing all necessary sub-accounting

o forwarding shareholder communications from the funds

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

Fee waivers The funds' service providers normally pay all expenses in connection with the performance of their services, while each fund pays its own operating expenses. During the course of the funds' fiscal year, the administrator and/or adviser may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the adviser and/or administrator may still be reimbursed by the funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

Wire Order Processing

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

Monthly Statements

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

Sweep Facility for Automatic Reinvestment

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Hamilton Classic Shares of the funds. Further information on the sweep facility is available from the adviser or from your shareholder organization.

12   Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION


The funds calculate their net asset value per share (NAV) at 4:30 p.m eastern time each business day that the New York Stock Exchange is open, though it may not do so on a day when no purchase or redemption orders are received. The funds use the amortized cost method to value their securities; dividends and expenses accrue daily.


Purchase orders received before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.


The BNY Hamilton Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in the fund may change on days when you will be unable to purchase or redeem shares.


Distribution (12b-1) Plan

The directors have adopted 12b-1 distribution plans with respect to the Hamilton Classic Shares of each of the funds in this prospectus. The plans permit the funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Hamilton Classic Shares.

These fees are paid out of fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

Opening an Account
Minimum investment requirements


                                Minimum initial           Minimum continuing

 Account Type                   investment                investments                Minimum balance

-----------------------------------------------------------------------------------------------
 IRA                            $250                      $25                        N/A

 Regular Account                $2,000                    $100                       $500

 Automatic Investment Program   $500                      $50                        N/A

 Government Direct              $250                      minimum $100;
 Deposit Program*                                         maximum $50,000


Note: Employees and retirees of The Bank of the New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-4BNY-FND (800-426-9363) for details.


* For federal employees and investors who receive Social Security or certain other payments from the federal government.


                                                           Account Policies   13

OPENING AN  ACCOUNT/PURCHASE SHARES



Open an account                                   Add to your investment

Mail

---------------------------------------------------------------------------------------------------------------------------


Send completed new account application             Send a check payable directly to your fund to:
and a check payable directly to each
fund you want to  invest in.                        BNY Hamilton Funds, Inc.

                                                   P.O. Box 806

 BNY Hamilton Funds                                Newark, NJ 07101-0806
P.O. Box 163310

Columbus, OH 43216-3310


For                                               all enrollment forms, call
                                                  800-426-9363. If possible,
                                                  include a tear-off payment
                                                  stub from one of your
                                                  transaction confirmation
                                                  statements.


 Wire


---------------------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire

transactions, but your bank may.


Mail your completed new account application to the Ohio address above. Call the transfer agent at 800-952-6276 for an account number.

Instruct your bank to wire funds to a              Instruct your bank to wire funds to:
 new account at:

                                                  The Bank of New York


The Bank of New York                              New York, NY 10286
New York, NY 10286                                ABA: 021000018
ABA: 021000018                                    BNY Hamilton Funds
 BNY Hamilton Fund                                 DDA 8900275847
 DDA 8900275847                                    Attn: [your fund]


Attn: [your fund]


Ref: [your name, account number and  taxpayer ID]  Ref: [your name, account number and taxpayer ID]


 Phone


---------------------------------------------------------------------------------------------------------------------------
-------------                                     Call 800-426-9363.


                                                  You must provide the required
                                                  information about your bank on
                                                  your new account application,
                                                  or in a signature guaranteed
                                                  letter. Your bank must be a
                                                  member of the ACH (Automated
                                                  Clearing House) system.


 Dealer


---------------------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.

Contact your broker-dealer.                       Contact your broker-dealer.



14   Account Policies


Open an account                                   Add to your investment





Automatic Investment Program

---------------------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from


your bank account on a monthly or
biweekly basis.

Make an initial investment of at least             Once you specify a dollar amount (minimum $50), investments
$500 by whatever method you choose. Be             are automatic.

sure to fill in the information required


in section  7 of your new account                   You can modify or terminate this service at  any time by
application.                                      mailing a notice to:

Your bank must be a member of the ACH             BNY Hamilton Funds
(Automated Clearing House) system.                 P.O. Box 163310


                                                  Columbus, OH 43216-3310


Government Direct Deposit Program

---------------------------------------------------------------------------------------------------------------------------

        For federal employees and investors who receive social security or certain other payments from the federal government.


Call 800-426-9363 for instructions on             Once you are enrolled, investments
how to enroll.                                    are automatic.


                                                  You can terminate the service
                                                  at any time by contacting the
                                                  appropriate federal agency.

 Purchases by personal check Checks or             Wire Transactions The adviser does not charge a
money orders should be in U.S. dollars and        fee for wire transfers from your bank to the funds.
payable to the specific fund you wish to          However, your bank may charge a service fee for
invest in. The funds do not accept                wiring funds.


third-party checks. In addition, you may not redeem shares purchased by check until your original purchase clears, which may take up to ten business days.

                                                          Account Policies   15

MAKING EXCHANGES/REDEEMING SHARES



To exchange shares between  mutual (minimum $500)            To redeem shares

 Phone


---------------------------------------------------------------------------------------------------------------------------
Call 800-426-9363.                                          Call 800-426-9363.


                                                            The proceeds can be
                                                            wired to your bank
                                                            account two business
                                                            days after your
                                                            redemption request,
                                                            or a check can be
                                                            mailed to you at the
                                                            address of record on
                                                            the following
                                                            business day.


 Mail


---------------------------------------------------------------------------------------------------------------------------

The funds do not charge a fee for wire  transactions,


but your bank may.

Your instructions should include:                           Your instructions should include:

o your account number                                       o your account number


o names of the funds and number of shares or                o names of the funds and number of  shares or
  dollar amount you want to exchange.                          dollar amount you want to  exchange


                                                            A signature
guarantee is required whenever:

                                                            o you redeem more than $50,000


                                                            o you want to send proceeds to a  different address

                                                            o you have changed
your account address within the last 60 days


 Dealer


---------------------------------------------------------------------------------------------------------------------------

Contact your broker-dealer.                                 Contact your broker-dealer.


Systematic Withdrawal

---------------------------------------------------------------------------------------------------------------------------


Requires $10,000 minimum fund balance                       You can choose from several options for  monthly,
annual withdrawals:                                         quarterly, semi-annual or


                                                            o declining balance

                                                            o fixed dollar amount

                                                            o fixed share quantity

                                                            o fixed percentage of your account

                                                            Call 800-426-9363 for details.



16 Account Policies

 Exchanging and Redeeming Shares


As with purchase orders, redemption requests received before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the fund may give you 60 days to bring the balance back up. If you do not increase your balance, the fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between funds. From the perspective of tax liability, an exchange is the same as a redemption from one fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new fund, you must also exchange enough shares to meet the minimum balance requirement.

Checkwriting privileges Checkwriting privileges are available by request to shareholders of these funds. The minimum check amount is $500. There is no fee for writing checks, but the funds will charge for stop payments or overdrafts.

You cannot close your account by writing a check.

The funds reserve the right to impose a fee or terminate this service upon notice to shareholders.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.


 Distributions and Tax Considerations

Each fund pays dividends and distributions approximately 10 calendar days before month end. Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:


o choose to receive dividends or distributions (or both) in cash


o change  the way you currently receive distributions

 Your taxable income is the same regardless of which option you choose.


Type of Distribution       Federal Tax Status

--------------------       ------------------

Dividends from net         ordinary income
investment income

Short-term capital gains  ordinary income

The funds do not expect to realize long-term capital gains or losses. Distributions from the funds are expected to be primarily ordinary income from dividends.

The funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the funds may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax adviser about your own particular tax situation.


                                                             Account Policies 17

Investment Adviser


The investment adviser of these funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784 , it is one of the largest commercial banks in the United States, with over $66.6 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $48.4 billion in investments for institutions and individuals.

Adviser compensation The adviser is responsible for all business activities and investment decisions for the funds. Each fund pays the adviser an annual fee. The adviser's fee accrues daily and is payable monthly at an annual rate of 0.10% of average daily net assets.


Portfolio Manager


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund Richard Klingman is a vice president of the adviser and has managed the funds since 1997. He joined the adviser in 1996 and has been managing assets since 1990.

Year 2000 (y2k) Compliance

The Year 2000, or Y2K, problem refers to the inability of many computer systems to distinguish the year 2000 from the year 1900. The funds' operations, and therefore their shareholders, could be adversely affected if the computer systems used by the funds, their service providers and other entities with computer systems linked to the funds do not properly recognize and process January 1, 2000 and later dates. The Bank of New York has worked actively to avoid the Y2K problem on its own software systems, and it is obtaining assurances from its outside service providers that they are taking similar steps. It is not certain, however, that these actions will be adequate to prevent these problems from adversely impacting the funds or their shareholders. Furthermore, the net asset value of the funds may decline due to the Y2K problem's effect on foreign or U.S. issuers of securities held by the fund or securities markets generally.

18  Account Policies

NOTES


                                                                        Notes 19

 For More Information

Annual and Semi-Annual Reports These include commentary from the fund manager on the market conditions and investment strategies that significantly affected each fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor.


Statement of Additional Information (SAI) The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

You can obtain these documents free of charge, make inquiries or request other information about the funds by contacting your dealer or:

BNY Hamilton Funds
P.O. Box 163310
Columbus, OH 43216-3310

800-426-9363 (800-4BNY-FND)

Information is also available from the SEC:


Securities and Exchange Commission
 Public Reference Section
Washington, DC 20549-6009
www.sec.gov


For information on the operation of the SEC's public reference room, where documents may be viewed and copied, call:

1-800-SEC-0330

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number:  811-6654

                                                       BNY
                                                    HAMILTON

                                                      FUNDS


BNY-0089 4/99

                                      BNY
                                   HAMILTON


                                   [GRAPHIC]

 PROSPECTUS


EQUITY INCOME FUND




LARGE CAP GROWTH FUND



SMALL CAP GROWTH FUND



INTERNATIONAL

EQUITY FUND




INTERMEDIATE


GOVERNMENT FUND


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is commiting a crime.


         INTERMEDIATE INVESTMENT
         GRADE FUND

         INTERMEDIATE NEW YORK
         TAX-EXEMPT FUND

         INTERMEDIATE

         TAX-EXEMPT FUND

             APRIL 30, 1999

                 BNY
              HAMILTON


                FUNDS

ABOUT THE FUNDS

   4    BNY Hamilton Equity Income Fund

   8    BNY Hamilton Large Cap Growth Fund

  12    BNY Hamilton Small Cap Growth Fund

  16    BNY Hamilton International Equity Fund

  20    BNY Hamilton Intermediate
        Government Fund

  24    BNY Hamilton Intermediate Investment
        Grade Fund

  28    BNY Hamilton Intermediate New York
        Tax-Exempt Fund

  32    BNY Hamilton Intermediate
        Tax-Exempt Fund

ACCOUNT POLICIES

 36     Daily NAV Calculation

 36     Distribution (12b-1) Plan

 37     Opening an Account/Purchasing Shares

 38     Exchanging and Redeeming Shares

 39     Distributions and Tax Considerations

 40     Investment Adviser

 40     Portfolio Managers

 41     Year 2000 (Y2K) Compliance


 For More Information
Back Cover

AN INTRODUCTION TO BNY HAMILTON FUNDS

The BNY Hamilton Funds aim for high investment returns with consistent performance over many market cycles.

The equity funds are presented in order from most conservative to most aggressive and invest primarily in common stocks of companies. The BNY International Equity Fund invests primarily in companies outside the U.S. These funds are best suited for long-term investment.


The fixed-income funds, also presented in order from most conservative to most aggressive, seek to provide current income and stability of principal to varying degrees. The tax-exempt funds further aim to generate income that is free from federal and/or state income tax.


Both types of funds are valuable components in most investors' overall portfolios. The percentage of your portfolio you allocate to each would depend on your time horizon, tax bracket, investment goals and tolerance for risk, among other factors.

RISKS OF MUTUAL FUND INVESTING


Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these funds.

BNY HAMILTON
EQUITY INCOME FUND

                               CUSIP Numbers:

                               Institutional Shares 05561M770         [GRAPHIC]
                               Investor Shares 05561M408

INVESTMENT OBJECTIVE


The Fund seeks to provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500 Index.


MANAGEMENT STRATEGY


The Fund pursues its objective by investing primarily in the common stock, and securities convertible into common stock, of U.S. and foreign companies. At least 65% of the Fund's assets will normally be invested in equity securities that pay dividends or interest. The portfolio is diversified broadly across market sectors, while focusing on interest rate-sensitive industries, such as financial services, utilities and real estate investment trusts (REITs). The Fund may emphasize different sectors in the future.

The portfolio manager evaluates current economic conditions and the relative merits of growth and yield in deciding how to allocate the Fund's investments between common stock and convertible securities. Convertible securities can temper losses in a declining stock market by providing steady income while still offering opportunities for capital growth.

Fundamental financial analysis is used to identify companies with reasonable valuations that pay above-average dividends and have a history of consistent growth with stable, predictable cash flows. While such companies are generally large, the Fund may invest in companies of any size. Once these companies have been identified, the Fund may invest in their common stocks or convertible securities based on their relative attractiveness. The Fund's portfolio generally includes holdings of 80 to 100 companies.

Under normal circumstances, the Fund intends to be fully invested in common stock and convertible securities, although it is permitted to invest in virtually any type of security. Most of the Fund's investments have been domestic, but it may also invest without limit in foreign securities, including those of emerging markets.

Within limits, the Fund may also use certain derivatives, which are investments whose value is determined by underlying securities or indices. As a temporary defensive measure, the Fund may invest more than 35% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


4 BNY Hamilton Equity Income Fund

MAIN INVESTMENT RISKS


The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

In a strong market, convertible securities that pay above-average dividends generally lag other types of equity securities . If stocks in the portfolio reduce or eliminate their dividend payments, the fund will generate less income.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

The value of debt securities, including convertible securities, is most affected by interest rates. When interest rates rise, bond prices generally fall in proportion to their maturity . Any debt securities held by the Fund could be downgraded in credit rating or go into default.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.


EQUITY INVESTING AND CONVERTIBLES


Convertibles are fixed-income corporate securities that pay regular interest and may be converted into shares of a company's common stock. The number of shares a convertible will turn into, its conversion ratio, is established when the security is issued. Thus, a convertible security's value can rise along with the company's common stock while providing the current income and lower volatility of a bond investment.

At the same time, convertible securities are subject to many of the risks of both stock and bond investing. Their value is influenced primarily by stock market movements but also by changes in interest rates. Convertibles are usually callable, meaning that the company can prepay its obligation, and the call terms can affect the security's value significantly.


                        BNY Hamilton Equity Income Fund 5

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. Investor Shares annual total returns(1) (%) as of 12/31/98


          93        94        95        96        97        98
-------------------------------------------------------------------------------
          11.94     -2.58     25.78     19.58     25.85     12.82


 Best quarter: Q2 '97 +13.42 Worst quarter: Q3 '98 -9.76 The table below presents the Fund's average annual returns over various periods along with those of widely recognized indices.






                                             Since

                        1 Year   5 Years   8/10/92

--------------------------------------------------------------------------------

 Institutional Shares(2) 13.18     15.89     15.24

 Investor Shares(1)      12.82     15.77     15.15

 S&P 500(3)              28.75     24.07     21.53

 Lipper Equity Income

 Funds Index(4)          11.78     16.62     16.29


* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES


The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out-of-pocket expenses.


Fee table (% of average net assets)

                           Institutional  Investor
                                  Shares    Shares

-------------------------------------------------------------------------------

Shareholder Fees                    None      None

 Annual Operating Expenses


 Management  fee                     0.60      0.60
 Distribution (12b-1) fees            --      0.25
 Other expenses                     0.29      0.32


 Total annual operating expenses    0.89      1.17


The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)

                           1 Year   3 Years  5 Years   10 Years
-------------------------------------------------------------------------------

 Institutional Shares        91       285      495      1,100

 Investor Shares            120       374      647      1,427


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.




1 Investor Shares commenced operations on 8/10/92.

2 Before 4/1/97, performance figures are based on the performance of Investor
  Shares of the Equity Income Fund.

3 The S&P 500 is an unmanaged index of 500 large U.S. companies. 4 The Lipper Equity Income Funds Index tracks the returns (after fees) of the largest growth and income mutual funds. This index is included to show how the fund's performance compares with its peers.


6 BNY Hamilton Equity Income Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP*, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

Institutional Shares -  Year Ended December 31,           1998       1997(1)
--------------------------------------------------------------------------------

 Per-Share Data ($)

--------------------------------------------------------------------------------
 Net asset value at beginning of period                  15.54      14.21
--------------------------------------------------------------------------------
 Income from investment operations:

   Net investment income                                  0.28       0.25
   Net realized and unrealized gain on investments        1.73       3.25

--------------------------------------------------------------------------------

   Total income from investment operations                2.01       3.50
  Less distributions:
   Dividends from net investment income                  (0.27)     (0.24)
    Distributions from capital gains                      (0.71)     (1.93)

--------------------------------------------------------------------------------

   Total dividends and  distributions                     (0.98)     (2.17)
 Net asset value at end of period                        16.57      15.54

--------------------------------------------------------------------------------
 Total return (%)                                        13.18      24.73(2)
 Ratios/Supplemental Data (%)

-------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                 528,233    522,524
 Ratio of expenses to average net assets                  0.89       0.87(3)
 Ratio of net investment income to average net assets     1.77       2.07(3)
 Portfolio turnover rate                                    39       65



 Investment Shares - Year Ended December 31,              1998       1997      1996      1995      1994

                                                      ---------------------------------------------------------------------
Per-Share Data ($)

---------------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                  15.53      14.12     12.99     10.70     11.30
                                                      ---------------------------------------------------------------------
 Income from investment operations:


   Net investment income                                  0.25       0.35      0.30      0.32      0.31
   Net realized and unrealized gain on  investments        1.71       3.27      2.22      2.41     (0.60)

                                                      ---------------------------------------------------------------------
   Total income from investment operations                1.96       3.62      2.52      2.73     (0.29)
 Less distributions:
   Dividends from net investment income                  (0.25)     (0.28)    (0.29)    (0.32)    (0.31)
   Distributions from capital gains                      (0.71)     (1.93)    (1.10)    (0.12)     0
                                                      ---------------------------------------------------------------------
   Total dividends and distributions                     (0.96)     (2.21)    (1.39)    (0.44)    (0.31)
 Net asset value at end of period                        16.53      15.53     14.12     12.99     10.70

                                                      ---------------------------------------------------------------------

 Total return (%)                                        12.82      25.85     19.58     25.78     (2.58)
 Ratios/Supplemental Data (%)

                                                      ---------------------------------------------------------------------
 Net assets, end of period ($ x 1,000)                  37,212     34,213   216,363   169,841    135,131
 Ratio of expenses to average net assets                  1.17       1.01      0.97      1.00       1.04
 Ratio of net investment income to average  net assets     1.50       1.77      2.17      2.66       2.89
 Portfolio turnover rate                                    39         65        58        58         51




* KPMG LLP has audited the figures for 1997 and 1998. Previous years' data were audited by Deloitte & Touche LLP.


--------------------------------------------------------------------------------
1 Institutional shares commenced operations on 4/1/97.
2 Not annualized.

3 Annualized.

                                             BNY Hamilton Equity Income Fund  7

BNY HAMILTON

LARGE CAP GROWTH FUND

                                CUSIP Numbers:

                                Institutional Shares 05561M887        [GRAPHIC]
                                Investor Shares 05561M879

INVESTMENT OBJECTIVE


The Fund seeks to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration.


MANAGEMENT STRATEGY


Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

o potential for above-average, accelerating earnings or revenue growth


o dominant market positions

o improving operating efficiency

o increased earnings per share (EPS)


Companies that meet these criteria have tended to cluster in a few sectors --healthcare, technology, telecommunications, financial services, and consumer staples. The Fund's portfolio generally includes large-capitalization stocks of 40 to 60 companies whose market capitalizations are $3 billion or more.

Although most of the Fund's investments have been domestic, it may invest without limit in foreign securities. Within limits, the Fund also uses certain derivatives, which are investments whose value is determined by underlying securities or indices.

Under normal circumstances, the Fund will invest at least 65% of its assets in large-capitalization stocks. As a temporary defensive measure, the Fund may invest more than 35% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


8 BNY Hamilton Large Cap Growth Fund

MAIN INVESTMENT RISKS


The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.


Investments in derivatives could limit profits or increase losses in comparison with the performance of the underlying securities.


Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.


CHARACTERISTICS OF LARGE-CAP COMPANIES


The largest U.S. companies, those with market capitalizations over $3 billion, are a relatively select group that nonetheless covers all industries and geographies. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves enable them to weather economic downturns. The dividends they pay can also cushion the effects of market volatility, since their stocks generate steady income even while their price may be depressed.

The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.


                                           BNY Hamilton Large Cap Growth Fund 9

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.


Institutional Shares annual total returns(1)
(%) as of 12/31/98

--------------------------------------------------------------------------------
  89      90      91       92      93      94      95      96      97      98


30.21     -2.91   30.97    4.76    10.30   -1.97   31.70   24.17   31.21   23.49

Best quarter: Q4 '98  +18.78%      Worst quarter: Q3 '90  -12.44%


The table below presents the Fund's average annual returns over various periods along with those of widely recognized indices.


Average annual total returns (%) as of 12/31/98*

                          1 Year   5 Years  10 Years
--------------------------------------------------------------------------------

 Institutional Shares(1)   23.49     21.02     17.38

 Investor Shares(1)        23.26     20.94     17.34

 S&P 500(2)                28.75     24.07     19.20

 Lipper Growth and

 Income Funds Index(3)     13.58     17.83     15.54


* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES


The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out-of-pocket expenses.


Fee table (% of average net assets)

                           Institutional  Investor
                                  Shares    Shares

--------------------------------------------------------------------------------

 Shareholder Fees                   None      None

 Annual Operating Expenses


 Management  fee                     0.60      0.60
 Distribution (12b-1) fees          None      0.25
 Other expenses                     0.31      0.36


 Total annual operating expenses    0.91      1.21


The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)

                          1 Year   3 Years   5 Years    10 Years

--------------------------------------------------------------------------------

Institutional Shares         93       291       506        1,123

Investor Shares             124       386       669        1,473


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


-------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 and for Investor Shares before 5/1/97, performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the current mutual fund. Although the figures have been adjusted to attempt to reflect expenses associated with the mutual fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds.

 2 The S&P 500 is an unmanaged index of 500 large U.S. companies.
 3 The Lipper Growth and Income Funds Index tracks the returns (after fees) of the largest growth and income mutual funds. This index is included to show how the fund's performance compares with its peers.


10 BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.




Institutional Shares -  Year Ended December 31            1998           1997(1)

-------------------------------------------------------------------------------
Per-Share Data ($)


-------------------------------------------------------------------------------

Net asset value at beginning of period                   10.94          10.00
                                                  -----------------------------
Income from investment operations:


  Net investment income                                    0.11           0.08
 Net realized and unrealized gain on investments          2.46           2.83
                                                  -----------------------------

  Total income from investment operations                 2.57           2.91
Less distributions:

 Dividends from net investment income                    (0.11)         (0.08)
  Distributions from capital gains                        (0.69)         (1.89)

                                                  -----------------------------

 Total dividends and  distributions                       (0.80)         (1.97)
Net asset value at end of period                         12.71          10.94
                                                  -----------------------------

Total return                                             23.49          29.11(3)

Ratios/Supplemental Data (%)


-------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                  443,997          373,32(6)
Ratio of expenses (after reduction) to


 average net assets                                       0.82           0.82(4)
Ratio of expenses (before reduction) to average
 net assets                                               0.91           0.88(4)
Ratio of net investment income (after reduction)

 to average net assets                                    0.73           0.89(4)
Portfolio turnover rate                                     26             37


-------------------------------------------------------------------------------

Investor Shares - Year Ended December 31,                 1998       1997(2)

-------------------------------------------------------------------------------
Per-Share Data ($)

--------------------------------------------------------------------------------
Net asset value at beginning of period                   10.92      10.70
                                                      -------------------------
Income from investment operations:


    Net investment income                                  0.11       0.06
   Net realized and unrealized gain on investments        2.42       2.12

                                                      -------------------------

Total income from investment operations                   2.53       2.18

Less distributions:

   Dividends from net investment income                  (0.11)     (0.07)
   Distributions from capital gains                      (0.69)     (1.89)
                                                      -------------------------
   Total dividends and distributions                     (0.80)     (1.96)
 Net asset value at end of period                        12.65      10.92

                                                      -------------------------

 Total return (%)                                        23.26      20.37(3)

 Ratios/Supplemental Data (%)


-------------------------------------------------------------------------------
 Net assets, end of period ($ x 1,000)                  11,047        6,46(4)
 Ratio of expenses (after reduction) to


  average net assets                                      1.07       1.16(4)
 Ratio of expenses (before reduction) to
  average net assets                                      1.21       1.07(4)
 Ratio of net investment income (after reduction)

  to average  net assets                                   0.50       0.54(4)
 Portfolio turnover rate                                    26         37


-------------------------------------------------------------------------------

1 Institutional Shares commenced operations on 4/1/97. 2 Investor Shares commenced operations on 5/1/97.

 3 Not annualized.
 4 Annualized.


                                         BNY Hamilton Large Cap Growth Fund  11

BNY HAMILTON
SMALL CAP GROWTH FUND

                            CUSIP Numbers:

                            Institutional Shares 05561M861            [GRAPHIC]
                            Investor Shares 05561M853

INVESTMENT OBJECTIVE


The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.


MANAGEMENT STRATEGY


Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $1.5 billion, the Fund targets those with above-average earnings growth that have exceeded market expectations. Among this group, the Fund emphasizes companies that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies it invests in to achieve sustained growth in earnings or revenues over the next two to three years.

Specific factors that may suggest growth include:


o expanded operations

o new products or technologies

o new distribution channels

o generally favorable industry conditions

o revitalized company management


To complement these core investments, the portfolio manager looks for opportunities to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Fund may continue to invest in companies in its portfolio even after their market capitalizations exceed $1.5 billion.

Although most of the Fund's investments have been domestic, it may invest without limit in foreign securities. Under normal circumstances, the Fund will invest at least 65% of its assets in small capitalization stocks. As a temporary defensive measure, the Fund may invest more than 35% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


12 BNY Hamilton Small Cap Growth Fund

MAIN INVESTMENT RISKS


The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

 Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.


Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.


Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.


                                          BNY Hamilton Small Cap Growth Fund 13

 PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.

Institutional Shares annual total returns (1)
(%) as of 12/31/98


   91         92        93        94        95        96        97        98

-------------------------------------------------------------------------------
52.45       5.88     19.12     -0.33     20.92     29.97      9.39      7.89

Best quarter: Q2 '97  +22.30%       Worst quarter: Q3 '98  -16.98%


The table below presents the Fund's average annual returns over various periods along with those of widely recognized indices.

Average  total returns (%) as of 12/31/98*


                                             Since
                          1 Year   5 years  12/31/90


--------------------------------------------------------------------------------

 Institutional Shares(1)    7.89     13.07     17.17


 Investor Shares(1)         7.55     13.01     17.13

 Russell 2000(2)           -2.54     11.87     17.37

 Lipper Small Cap Funds

  Index(3)                 -0.85     11.30   16.09


* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES


The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out-of-pocket expenses.


Fee table (% of average net assets)

                           Institutional  Investor
                                  Shares    Shares

--------------------------------------------------------------------------------
 Shareholder Fees                   None      None

 Annual Operating Expenses


 Management  fee                     0.75      0.75
 Distribution (12b-1) fees          None      0.25
 Other expenses                     0.38      0.44


 Total annual operating expenses*   1.13      1.44


 * This year, the adviser voluntarily reduced the Fund's operating expenses for Institutional Shares by 0.02% and for Investor Shares by 0.08%, resulting in net operating expenses of 1.11% and 1.36% respectively based on average daily net assets.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)

                         1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

 Institutional Shares       116       361        625       1,380

 Investor Shares            148       459        792       1,733


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.


-------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 and for Investor Shares before 5/1/97, performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the current mutual fund. Although the figures have been adjusted to attempt to reflect expenses associated with the mutual fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds.

2 The Russell 2000 is an unmanaged index of small U.S. companies.
 3 The Lipper Small Cap Funds Index tracks the returns (after fees) of the largest small-cap equity mutual funds. This index is included to show how the fund's performance compares with its peers.


14 BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


Institutional Shares -- Year Ended December 31,          1998         1997(1)

 Per-Share Data ($)


  Net asset value at beginning of period                  11.93      10.00

                                                    ---------------------------
 Income from investment operations:

   Net investment income                                 (0.02)(5) (0.02)
   Net realized and unrealized gain on investments        0.91      2.80

                                                    ---------------------------

 Total income from investment operations                  0.89      2.78
 Less distributions:
   Distributions from capital gains                      (0.36)     (0.85)
                                                    ---------------------------
 Net asset value at end of period                        12.46      11.93
                                                    ---------------------------
                                                    ---------------------------

 Total return (%)                                         7.89      27.80(3)
 Ratios/Supplemental Data (%)
  Net assets, end of period ($ x 1,000)                 188,402      133,74(1)
 Ratio of expenses (after reduction) to
  average net  assets                                      0.97       0.97(4)
 Ratio of expenses (before reduction) to
  average net  assets                                      1.13        1.104
 Ratio of net investment income (after reduction)
  to average net assets                                  (0.19)     (0.26)(4)
 Portfolio turnover rate                                    84         68

Investor Shares -- Year Ended December 31,                1998        1997(1)
  Per-Share Data ($)
 Net asset value at beginning of period                  11.94      10.03

                                                    ---------------------------
 Income from investment operations:

   Net investment income                                 (0.04)(5) (0.02)
   Net realized and unrealized gain on investments        0.90      2.78

                                                    ---------------------------
   Total income from investment operations                0.86       2.76
 Less distributions:
   Distributions from capital gains                      (0.36)     (0.85)
                                                    ---------------------------
 Net asset value at end of period                        12.44      11.94
                                                    ---------------------------

                                                    ---------------------------
 Total return                                             7.55      27.52(3)
 Ratios/Supplemental Data (%)
  Net assets, end of period ($ x 1,000)                   6,763      1,162
 Ratio of expenses (after reduction) to
  average net  assets                                      1.22       1.22(4)
 Ratio of expenses (before reduction) to
  average net  assets                                      1.46       1.40(4)
 Ratio of net investment income (after reduction)
  to average net assets                                  (0.43)     (0.54)(4)
 Portfolio turnover rate                                    84         68

-------------------------------------------------------------------------------
 1 Institutional Shares commenced operations on 4/1/97.
 2 Investor Shares commenced operations on 5/1/97.

 3 Not annualized.
 4 Annualized.

 5 Based on average shares outstanding.


                                         BNY Hamilton Small Cap Growth Fund  15

BNY HAMILTON

INTERNATIONAL

EQUITY FUND

                          CUSIP Numbers:

                          Institutional Shares 05561M846             [GRAPHIC]
                          Investor Shares 05561M838

INVESTMENT OBJECTIVE


The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.


MANAGEMENT STRATEGY


The Fund's country allocation normally reflects, within a range of 5%, that of the Morgan Stanley Capital International Europe, Australia and Far East (MSCI
EAFE) Index. Economic conditions within regions may determine the types of industries and securities the fund will favor. In a recovering economy, for instance, the Fund might emphasize exporters over financial services companies. The Fund emphasizes investments in dynamic industries that are experiencing changes, whether through growth or restructuring.

In selecting individual stocks, the Fund emphasizes large companies but considers companies of all sizes with the following characteristics:

o  high-quality earnings

o  significant long-term growth


o strong management

o reasonable valuation


Investment research includes fundamental financial analysis and on-site visits. The Fund generally diversifies its investments across many countries, but it may concentrate up to 50% of its assets in a single country. The Fund may not invest in certain developing countries, including Russia, but it may invest in other more stable emerging markets.

Under normal circumstances, the Fund intends to be fully invested in common stocks. As a temporary defensive measure, the Fund may invest more than 35% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


16 BNY Hamilton International Equity Fund

MAIN INVESTMENT RISKS


The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.


As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

Investments in smaller companies, on the other hand, have historically been more volatile than those of larger companies. And to the extent that the Fund invests in them, the volatility of your investment may increase.


Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this fund. These risks are magnified in emerging markets.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

 Globalization and International  Investing


With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

o corporate restructuring

o increased emphasis on shareholder value

o growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide, and particularly in developed economies, to increase their efficiency by cutting costs, relocating production facilities, outsourcing non-essential processes and focusing on their core businesses.

Businesses in emerging markets may benefit substantially from free-market reforms, reduced barriers to trade and rising standards of living.

                                     BNY Hamilton International Equity Fund  17

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.


Institutional Shares annual total returns(1)
(%) as of 12/31/98


                                 98

-------------------------------------------------------------------------------

                               20.84


 Best quarter: Q4 '98  +19.72%      Worst quarter: Q3 '98  -13.40%


The table below presents the Fund's average annual returns over various periods along with those of widely recognized indices.


Average annual total returns (%) as of 12/31/98*

                                                Life
                                    1 Year   of fund

-------------------------------------------------------------------------------

 Institutional Shares(1)             20.84     15.72

 Investor Shares(2)                  20.61     15.41

 MSCI EAFE(3)                        20.33     13.40

 Lipper International Funds

  Index(4)                           12.66      9.87

* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES


The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out-of-pocket expenses.


Fee table (% of average net assets)

                           Institutional  Investor
                                  Shares    Shares

--------------------------------------------------------------------------------

 Shareholder Fees                   None      None

 Annual Operating Expenses

--------------------------------------------------------------------------------

 Management  fee                     0.85      0.85
 Distribution (12b-1) fees            --      0.25
 Other expenses                     0.47      0.55


 Total annual operating expenses    1.32      1.65


The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)

                         1 Year   3 Years   5 Years    10 Years
--------------------------------------------------------------------------------

 Institutional Shares       135       421       728       1,598

 Investor Shares            169       524       903       1,967


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


-------------------------------------------------------------------------------
 1 Institutional Shares commenced operations on 4/1/97.
 2 Investor Shares commenced operations on 5/1/97.

3 The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australia, Asia and the Far East.

4 The Lipper International Funds Index tracks the returns (after fees) of the largest international equity mutual funds. This index is included to show how the fund's performance compares with its peers.


18 BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


Institutional Shares -- Year Ended December 31,          1998        1997(1)

 Per-Share Data ($)


  Net asset valueat beginning of period                   10.69      10.00

                                                    ---------------------------
 Income from investment operations:

   Net investment income                                  0.03       0.02
   Net realized and unrealized gain on investments        2.20      0.67

                                                    ---------------------------
   Total income from investment operations                2.23       0.69
 Less distributions:
   Dividends from net investment income                  (0.02)        --
                                                    ---------------------------
 Net asset value at end of period                        12.90      10.69
                                                    ---------------------------

                                                    ---------------------------
 Total return (%)                                        20.84       6.90(3)
 Ratios/Supplemental Data (%)
  Net assets, end of period ($ x 1,000)                 177,363     94,806
 Ratio of expenses (after reduction) to
  average net  assets                                      1.27       1.26(4)
 Ratio of expenses (before reduction) to
  average net  assets                                      1.32       1.49(4)
 Ratio of net investment income (after reduction)
  to average net assets                                   0.54       0.26(4)
 Portfolio turnover rate                                    75         36


Investor Shares -- Year Ended December 31,                1998       1997(2)

Per-Share Data ($)


  Net asset value at beginning of period                   10.66      10.19

                                                    ---------------------------
 Income from investment operations:

   Net investment income                                  0.03       0.02
   Net realized and unrealized gain on investments        2.17       0.45

                                                    ---------------------------
   Total income from investment operations                2.20       0.47
 Less distributions:
   Dividends from net investment income                  (0.02)        --
                                                    ---------------------------
 Net asset value at end of period                        12.84      10.66
                                                    ---------------------------

                                                    ---------------------------
 Total return (%)                                        20.61       4.61(3)


 Ratios/Supplemental Data (%)


-------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                   5,391      2,560
 Ratio of expenses (after reduction) to

  average net  assets                                      1.52       1.52(4)
 Ratio of expenses (before reduction) to
  average net  assets                                      1.65       1.75(4)
 Ratio of net investment income (after reduction)
  to average net assets                                   0.32       0.33(4)
 Portfolio turnover rate                                    75         36

-------------------------------------------------------------------------------
 1 Institutional Shares commenced operations on 4/1/97.
 2 Investor Shares commenced operations on 5/1/97.

 3 Not annualized.
 4 Annualized.


                                     BNY Hamilton International Equity Fund  19

BNY HAMILTON

INTERMEDIATE

GOVERNMENT FUND

                               CUSIP Numbers:


                                Institutional Shares 05561M762         [GRAPHIC]
                               Investor Shares 05561M200



INVESTMENT OBJECTIVE


The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk.


MANAGEMENT STRATEGY


The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends, particularly interest rate movements and yield spreads, is used to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels. First, the Fund allocates broadly between direct agency debt obligations, agency mortgage-backed securities, and U.S. Treasuries.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk.

The Fund also invests in collateralized mortgage obligations, or CMOs, which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available.

In selecting individual securities, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors. The Fund attempts to manage interest rate risk by adjusting its duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account.

Under normal circumstances, the Fund intends to be fully invested in government and agency securities. As a temporary defensive measure, the Fund may invest more than 35% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


20 BNY Hamilton Intermediate Government Fund

MAIN INVESTMENT RISKS


The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price that is beneficial to the Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money.


The Fund has low exposure to credit risk because all of its securities are backed by the full faith and credit of the U.S. government or guaranteed by one of its agencies. These guarantees, however, do not prevent shares of the Fund from falling in value.


Though not likely, it is possible that issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments.

 Mortgage-backed Securities and CMOs

Pass-through mortgage-backed securities represent a direct ownership interest in a pool of mortgage loans.


Collateralized mortgage obligations (CMOs) are backed by pools of pass-throughs or mortgage loans. CMO issuers organize the cash flow from the underlying securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency securities such as Fannie Mae (FNMA) and GinnieMae (GNMA), though they may be issued by private firms.

                                   BNY Hamilton Intermediate Government Fund 21

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.


Investor Shares annual total returns(1) (%) as of 12/31/98

          93          94       95        96         97          98
-------------------------------------------------------------------------------
          8.03        -5.17    15.40     3.16       7.54        7.33




 Best quarter:  Q2 '95 +5.48                 Worst quarter: Q1 '94 -3.54

The table below presents the Fund's average annual returns over various periods along with those of widely recognized indices.

Average annual total returns (%)  AS OF 12/31/98*


                                             Since
                          1 Year   5 Years   8/10/92

--------------------------------------------------------------------------------

 Institutional Shares(2)    7.49      5.53      5.65

 Investor Shares(1)         7.33      5.44      5.57

 Lehman Intermediate

 Government Index(3)        8.47      6.45      6.54

 Lipper Intermediate
 U.S. Gov't Funds

  Index(4)                  8.17      6.12      6.34

* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES

The table below outlines the fees and expenses you could


expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out-of-pocket expenses.


Fee table (% of average net assets)

                           Institutional  Investor
                                  Shares    Shares

--------------------------------------------------------------------------------

 Shareholder Fees                   None      None

 Annual Operating Expenses


 Management  fee                     0.50      0.50
 Distribution (12b-1) fees            --      0.25
  Other expenses                     0.46      0.51

 Total annual operating expenses*   0.96      1.26


 * This year, the adviser voluntarily reduced the Fund's operating expenses for Institutional Shares by 0.17% and for Investor Shares by 0.22%, resulting in net operating expenses of 0.79% and 1.04% respectively based on average daily net assets.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)

                         1 Year   3 Years     5 Years     10 Years

--------------------------------------------------------------------------------

 Institutional Shares        98       307         533        1,182


 Investor Shares            129       402         695        1,530


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.

-------------------------------------------------------------------------------
1 Investor Shares commenced operations on 8/10/92.

2 Before 4/1/97, performance figures are based on the performance of Investor
  Shares of the Intermediate Government Fund.

3 The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.

4 The Lipper Intermediate U.S. Government Funds Index tracks the returns (after fees) of the largest intermediate U.S. government mutual funds. This index is included to show how the fund's performance compares with its peers.

22 BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP*, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

Institutional Shares -  Year Ended December 31,            1998       1997(1)

-------------------------------------------------------------------------------
 Per-Share Data ($)


-------------------------------------------------------------------------------

 Net asset value at beginning of period                   9.88       9.53
                                                      -------------------------
 Income from investment operations:

   Net investment income                                  0.56       0.42
   Net realized and unrealized gain on investments        0.16      0.35

                                                      -------------------------
   Total income from investment operations                0.72       0.77
 Less distributions:
   Dividends from net investment income                  (0.56)     (0.42)
                                                      -------------------------
 Net asset value at end of period                        10.04       9.88
                                                      -------------------------

                                                      -------------------------

 Total return (%)                                         7.49       8.27(2)

Ratios/Supplemental Data (%)


-------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                  64,944     64,128
 Ratio of expenses (after reduction) to

  average net  assets                                      0.90       0.90(3)
 Ratio of expenses (before reduction) to
  average net  assets                                      0.96      0.99(3)
 Ratio of net investment income (after reduction)
  to average net assets                                   5.63      5.79(3)
 Portfolio turnover rate                                    61        41



Investor Shares -  Year Ended December 31,                 1998      1997      1996      1995      1994

--------------------------------------------------------------------------------------------------------
Per-Share Data ($)

  Net asset value at beginning of period                   9.87       9.70      9.94      9.10     10.12

                                                         -----------------------------------------------
 Income from investment operations:

   Net investment income                                  0.54       0.54      0.54      0.53      0.50
   Net realized and unrealized gain on investments        0.17       0.17     (0.24)     0.84     (1.02)

                                                         -----------------------------------------------

   Total income from investment operations                0.71       0.71      0.30      1.37     (0.62)
 Less distributions:
   Dividends from net investment income                  (0.54)     (0.54)    (0.54)    (0.53)    (0.50)
 Net asset value at end of period                        10.04       9.87      9.70      9.94      9.10
                                                         -----------------------------------------------

                                                         -----------------------------------------------

 Total return (%)                                         7.33       7.54      3.16     15.40     (5.17)

 Ratios/Supplemental Data (%)

--------------------------------------------------------------------------------------------------------
 Net assets, end of period ($ x 1,000)                  12,525    10,458    64,117    60,659     59,328
 Ratio of expenses (after reduction) to

  average net  assets                                      1.15      1.08      1.02      1.06       1.07
 Ratio of expenses (before reduction) to
  average net  assets                                      1.26      1.11      1.02      1.06       1.10
 Ratio of net investment income (after reduction)
  to average net assets                                   5.38      5.57      5.54      5.52       5.30
 Portfolio turnover rate                                    61        41        57        48         49



* KPMG LLP has audited the figures for 1997 and 1998. Previous years' data were audited by Deloitte & Touche LLP.

-------------------------------------------------------------------------------

1 Institutional shares commenced operations on 4/1/97.
2 Not annualized.

3 Annualized.

                                  BNY Hamilton Intermediate Government Fund  23

BNY HAMILTON
INTERMEDIATE INVESTMENT

GRADE FUND

                                CUSIP Numbers:

                                Institutional Shares 05561M796        [GRAPHIC]
                                Investor Shares 05561M788

INVESTMENT OBJECTIVE


The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity.


MANAGEMENT STRATEGY


The Fund pursues its objective by investing primarily in investment-grade debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. The Fund may invest in securities issued or guaranteed by:


o U.S. and foreign corporations

o the U.S. government or its agencies


Under normal market conditions, the Fund maintains an average maturity between three years and ten years. The remaining maturity of any single security in the Fund's portfolio cannot exceed 15 years.

In investing the Fund's assets, an analysis of economic trends -- including rate projections, inflation trends, and corporate profit outlook -- is used to determine how the Fund should allocate its investments among the sectors above.

The Fund has tended to emphasize corporate bonds.

In the corporate bond portion of the portfolio, the Fund is diversified across market sectors but may emphasize different sectors. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects. The Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds.

In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issuers based on an evaluation of relative yields .

The Fund attempts to manage interest rate risk by adjusting its duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account. As a temporary defensive measure, the Fund may invest more than 35% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.


24 BNY Hamilton Intermediate Investment Grade Fund

MAIN INVESTMENT RISKS




Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. This risk is magnified with lower-rated bonds.


When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.


Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.


Understanding Intermediate-Term Bonds




The market value of a bond is influenced by two variables: maturity and interest rates. The relationship between these variables can be described as a risk curve. The risk curve for bonds typically has a positive slope, meaning that short maturities provide the greatest price stability and longer maturities carry increasingly higher risks of price volatility in response to interest rate changes.

The Fund invests in intermediate-term bonds with maturities between 3 and 10 years, which occupy a middle ground, offering moderate price stability and current income .

                                  BNY Hamilton Intermediate  Government Fund  25

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.


Institutional Shares annual total returns(1)
(%) as of 12/31/98


  13.74    3.97    14.83     6.21    9.62   -5.06   18.69    1.82    8.18   8.56

--------------------------------------------------------------------------------
     89      90      91       92      93      94      95      96      97     98


  Best quarter: Q4 '89+6.86%       Worst quarter: Q1 '94-3.82%

The table below presents the Fund's average annual returns over various periods along with those of widely recognized indices.

Average annual total returns(%) as of 12/31/98*


                                 1 Year       5 years       10 years
--------------------------------------------------------------------------------

 Institutional Shares(1)           8.56          6.14           7.86

 Investor Shares(1)                8.22          6.04           7.81

 Lehman Intermediate Gov't/

 Corporate Index(2)                8.42          6.60           8.51

 Lipper Intermediate Investment

 Grade Funds Index(3)              7.87          6.59           8.30


* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES


The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out-of-pocket expenses.


Fee table (% of average net assets)

                           Institutional  Investor
                                  Shares    Shares

-------------------------------------------------------------------------------

 Shareholder Fees                   None      None



 Annual Operating Expenses

-------------------------------------------------------------------------------

Management fee                      0.50       0.50
Distribution (12b-1) fees            --       0.25
Other expenses                     0.31       0.38


 Total annual operating expenses*  0.81       1.13


 * This year, the adviser voluntarily reduced the Fund's operating expenses for Institutional Shares by 0.02% and for Investor Shares by 0.09%, resulting in net operating expenses of 0.79% and 1.04% respectively based on average daily net assets.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.

 Exepenses on a $10,000 investment* ($)


                         1 Year   3 Years   5 Years     10 Years
--------------------------------------------------------------------------------
 Institutional Shares        83       260       451        1,005

 Investor Shares            116       361       625        1,380


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenenses.

1 For Institutional Shares before 4/1/97 and for Investor Shares before 5/1/97, performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the current mutual fund. Although the figures have been adjusted to attempt to reflect expenses associated with the mutual fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds.


2 The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index of intermediate-term U.S. government and corporate bonds.


3 The Lipper Intermediate Investment Grade Funds Index tracks the returns (after fees) of the largest intermediate-term, investment-grade bond mutual funds. This index is included to show how the fund's performance compares with its peers.


26 BNY Hamilton Intermediate Investment Grade Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

Institutional Shares -  Year Ended December 31,           1998        1997(1)


 Per-Share Data ($)

--------------------------------------------------------------------------------

 Net asset  valueat beginning of period                   10.45      10.00

                                                   ----------------------------

 Income from investment operations:


   Net investment income                                  0.61       0.47
   Net realized and unrealized gain on investments        0.26       0.45

                                                   ----------------------------

   Total income from investment operations                0.87       0.92
 Dividends and  distributions:
   Dividends from net investment income                  (0.61)     (0.47)
    Distributions from capital gains                      (0.10)        --

                                                   ----------------------------

   Total dividends and  distributions                     (0.71)     (0.47)
 Net asset value at end of period                        10.61      10.45

                                                   ----------------------------
 Total return (%)                                         8.56       9.34(3)

 Ratios/Supplemental Data (%)


-------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                 392,522    350,330
 Ratio of expenses to average net assets                  0.81       0.80(4)
 Ratio of net investment income to average net assets     5.79       6.14(4)
 Portfolio turnover rate                                    53         81



 Per-Share Data ($)


-------------------------------------------------------------------------------

 Net asset value at beginning of period                  10.45      10.08
                                                   ----------------------------
 Income from investment operations:

   Net investment income                                  0.58       0.40
   Net realized and unrealized gain on investments        0.26       0.37

                                                   ----------------------------
   Total income from investment operations                0.84       0.77
 Less distributions:

   Dividends from net investment income                  (0.58)     (0.40)
    Distributions from capital gains                      (0.10)        --
                                                   ----------------------------
   Total dividends and distribution                      (0.68)     (0.40)
 Net asset value at end of period                        10.61      10.45

                                                   ----------------------------

 Total return (%)                                         8.22       7.76(3)

 Ratios/Supplemental Data (%)

--------------------------------------------------------------------------------
 Net assets, end of period ($ x 1,000)                   3,981      1,891
 Ratio of expenses to average net assets                  1.13       1.06(4)
 Ratio of net investment income to average net assets     5.51       5.74(4)
 Portfolio turnover rate                                    53         81


-------------------------------------------------------------------------------

1 Institutional Shares commenced operations on 4/1/97. 2 Investor Shares commenced operations on 5/1/97.

3 Not annualized.
4 Annualized.

                            BNY Hamilton Intermediate Investment Grade Fund  27

BNY HAMILTON
INTERMEDIATE NEW YORK
TAX-EXEMPT FUND

                                CUSIP Numbers:

                                Institutional Shares 05561M754        [GRAPHIC]
                                Investor Shares 05561M309

INVESTMENT OBJECTIVE


The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal.


MANAGEMENT STRATEGY


In pursuing its objective, the Fund normally invests at least 80% of its net assets in investment-grade municipal debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. The Fund may invest in securities issued by New York State and the Commonwealth of Puerto Rico, including all of their municipalities and agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and eight years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations. Before any security is added to the fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the adviser's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.


28 BNY Hamilton Intermediate New York Tax-Exempt Fund

MAIN INVESTMENT RISKS


The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change.

Because the Fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, the legacy of the grave financial difficulties experienced by New York City and the state as a whole in the 1970s. State legislative changes, especially those regarding taxes, could also affect performance.

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the issuer remains solvent.

The Fund is non-diversified and may invest more than 5% of its assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the performance of that issuer than to the municipal bond market as a whole.

The portfolio manager's strategies may not work out as planned, and the Fund's performance could suffer.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.


 BNY Hamilton Intermediate New York Tax-Exempt Fund 29

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.


Investor Share annual total returns(1) (%) as of 12/31/98


           93        94        95        96        97        98
-------------------------------------------------------------------------------

        7.99     -3.81     12.08      3.47      6.19       5.04

 Best quarter: Q1 '95 +5.00                 Worst quarter: Q1 '94 -3.24


 Average annual total returns (%) as of 12/31/98*

The table below presents the Fund's average annual returns over various periods along with those of widely recognized indices.


Average annual total returns (%) as of 12/31/98*

                                      Since

                                  1 Year        5 Years        8/10/92


--------------------------------------------------------------------------------

 Institutional Shares(2)            5.30           4.56           4.99


 Investor Shares(1)                 5.04           4.47           4.92

 Lehman 5 Year G.O.

 Municipal Bond Index(3)            5.85           5.36           5.93

 Lipper New York Intermediate


 Municipal Debt Funds  Average(4)    5.62           4.85           5.70



* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES


The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out-of-pocket expenses.


Fee table (% of average net assets)

                           Institutional  Investor
                                  Shares    Shares

--------------------------------------------------------------------------------

 Shareholder Fees                   None      None

 Annual Operating Expenses

-------------------------------------------------------------------------------

 Management fee                      0.50      0.50
 Distribution (12b-1) fees            --      0.25
 Other expenses                     0.57      0.57


 Total annual operating expenses*   1.07      1.32


 * This year, the adviser voluntarily reduced the Fund's operating expenses for Institutional Shares by 0.28% and for Investor Shares by 0.28%, resulting in net operating expenses of 0.79% and 1.04% respectively based on average daily net assets.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)

                         1 Year   3 Years   5 Years     10 Years
--------------------------------------------------------------------------------

 Institutional Shares       110       342       593        1,311

 Investor Shares            135       421       728        1,598

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.


-------------------------------------------------------------------------------

1 Investor Shares commenced operations on 8/10/92.

2 Before 4/1/97, performance figures are based on the performance of Investor
  Shares of the Intermediate New York Tax-Exempt Fund.

3 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of intermediate-term general obligation municipal bonds.


4 The Lipper New York Intermediate Municipal Debt Funds Average tracks the returns (after fees) of New York intermediate-term municipal bond mutual funds. This index is included to show how the fund's performance compares with its peers.


 30 BNY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP*, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

Institutional Shares -  Year Ended December 31            1998        1997(1)


 Per-Share Data ($)

--------------------------------------------------------------------------------

 Net asset  valueat beginning of period                   10.52      10.16

                                                     ---------------------------
 Income from investment operations:

   Net investment income                                  0.41       0.31
   Net realized and unrealized gain on investments        0.14       0.36

                                                     ---------------------------

   Total income from investment operations                0.55       0.67
 Dividends and  distributions:
   Dividends from net investment income                  (0.41)     (0.31)
    Distributions from capital gains                      (0.01)        --

                                                     ---------------------------

   Total dividends and  distributions                     (0.42)     (0.31)
 Net asset value at end of period                        10.65      10.52


 Total return (%)                                         5.30       6.69(2)
 Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------
 Net assets, end of period ($ x 1,000)                  31,519      30,915
 Ratio of expenses (after reduction) to

  average net  assets                                      0.90       0.90(3)
 Ratio of expenses (before reduction) to
  average net  assets                                      1.07       1.15(3)
 Ratio of net investment income (after reduction)
  to average net assets                                   3.85       3.98(3)
 Portfolio turnover rate                                    24         21




Investor Shares -- Year Ended December 31,               1998        1997      1996      1995      1994

 Per-Share Data ($)

---------------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                  10.52      10.29     10.34      9.59     10.37
                                                       --------------------------------------------------------------------
 Income from investment operations:

   Net investment income                                  0.38       0.39      0.40      0.39      0.39
   Net realized and unrealized gain on investments        0.14       0.23     (0.05)     0.75     (0.78)
                                                       --------------------------------------------------------------------
   Total income from investment operations                0.52       0.62      0.35      1.14     (0.39)
 Dividends and distribution:

   Dividends from net investment income                  (0.38)     (0.39)    (0.40)    (0.39)    (0.39)
    Distributions from capital gains                      (0.01)        --        --        --        --

                                                       --------------------------------------------------------------------

   Total dividends and distribution                      (0.39)     (0.39)    (0.40)    (0.39)    (0.39)
 Net asset value at end of period                        10.65      10.52     10.29     10.34      9.59
                                                       --------------------------------------------------------------------
 Total return (%)                                         5.04       6.19      3.47     12.08     (3.81)

 Ratios/Supplemental Data (%)

---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period ($ x 1,000)                  11,580     10,368    36,737    40,931    43,213
 Ratio of expenses (after reduction) to

  average net  assets                                      1.15       1.02      0.90      0.90      0.85
 Ratio of expenses (before reduction) to
  average net  assets                                      1.32       1.32      1.18      1.20      1.20
 Ratio of net investment income (after reduction)
  to average net assets                                   3.61       3.88      3.91      3.89      3.92
 Portfolio turnover rate                                    24         21        22         4        18

* KPMG LLP has audited the figures for 1997 and 1998. Previous years' data were audited by Deloitte & Touche LLP.

-------------------------------------------------------------------------------

1 Institutional shares commenced operations on 4/1/97.
2 Not annualized.

3 Annualized.

                         BNY Hamilton Intermediate New York Tax-Exempt Fund  31

BNY HAMILTON

INTERMEDIATE

TAX-EXEMPT FUND

                               CUSIP Numbers:

                               Institutional Shares 05561M820         [GRAPHIC]
                               Investor Shares 05561M812

INVESTMENT OBJECTIVE


The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal.


MANAGEMENT STRATEGY


In pursuing its objective, the Fund normally invests at least 80% of its net assets in investment-grade municipal debt obligations issued by U.S. states, territories and municipalities. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations. Before any security is added to the fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the adviser's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.


32 BNY Hamilton Intermediate Tax-Exempt Fund

MAIN INVESTMENT RISKS


The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to interest rate change.

This Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. These may include economic or policy changes, erosion of the tax base, state legislative changes, especially those regarding taxes.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer. Any debt securities held by the Fund could be downgraded in credit rating or go into default.

A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the bond issuer remains solvent.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

 About Municipal Securities

The Fund invests in state and local governments and their agencies, which have collectively issued $1.3 trillion worth of bonds for schools, roads, hospitals, utilities and major public works such as airports. New York is the largest state issuer with approximately 10% of the outstanding debt.

Interest on municipal bonds was exempted from federal income tax when the code was first adopted in 1913.


                                  BNY Hamilton Intermediate Tax-Exempt Fund  33

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility . Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance.


Institutional Shares annual total returns(1)

(%) as of 12/31/98

    89      90      91       92      93      94      95      96      97      98
-------------------------------------------------------------------------------

  9.78    6.02    9.73     7.03    8.46   -3.62   11.45   3.69     6.09    5.37

 Best quarter: Q2 '89 +5.40 Worst quarter: Q1 '94 -3.78 The table below presents the Fund's average annual returns over various periods along with those of widely recognized indices.


Average annual total returns (%) as of 12/31/98*

                                  1 Year   5 Years  10 Years

-------------------------------------------------------------------------------

 Institutional Shares(1)            5.37      4.48      6.32


 Investor Shares(1)                 4.95      4.37      6.26

 Lehman 5 Year G.O.

 Municipal Bond Index(2)            5.85      5.36      6.98

 Lipper Intermediate Municipal

 Debt Funds Index(3)                5.62      5.13      6.91


* Assumptions: $1,000 initial investment with all dividends and distributions reinvested.

FEES AND EXPENSES


The table below outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load," shareholders pay no fees or out-of-pocket expenses.


Fee table (% of average net assets)

                           Institutional  Investor
                                  Shares    Shares

-------------------------------------------------------------------------------

 Shareholder Fees                   None      None

 Annual Operating Expenses

-------------------------------------------------------------------------------

 Management fee                      0.50      0.50
 Distribution (12b-1) fees            --      0.25
 Other expenses                     0.33      0.38


 Total annual operating expenses*   0.83      1.13


 * This year, the adviser voluntarily reduced the Fund's operating expenses for Institutional Shares by 0.04% and for Investor Shares by 0.09%, resulting in net operating expenses of 0.79% and 1.04% respectively based on average daily net assets.

The table below shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)

                         1 Year   3 Years    5 Years     10 Years
-------------------------------------------------------------------------------

 Institutional Shares        85       266        462        1,029

 Investor Shares            116       361        625        1,380


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.

-------------------------------------------------------------------------------

1 For Institutional Shares before 4/1/97 and for Investor Shares before 5/1/97, performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the current mutual fund. Although the figures have been adjusted to attempt to reflect expenses associated with the mutual fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds.


2 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.


3 The Lipper Intermediate Municipal Debt Funds Index tracks the returns (after fees) of the largest tax-free intermediate municipal bond mutual funds. This index is included to show how the fund's performance compares with its peers.


34 BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.

Institutional Shares -  Year Ended December 31,            1998       1997(1)


 Per-Share Data ($)


-------------------------------------------------------------------------------

 Net asset value at beginning of period                  10.27      10.00
                                                     --------------------------
 Income from investment operations:

   Net investment income                                  0.41       0.33
   Net realized and unrealized gain on investments        0.13       0.31

                                                     --------------------------
   Total income from investment operations                0.54       0.64
 Less distributions:


 Dividends from net investment income                    (0.41)     (0.33)
    Distributions from capital gains                      (0.21)     (0.04)

                                                     --------------------------

   Total dividends and  distributions                     (0.62)     (0.37)
 Net asset value at end of period                        10.19      10.27
                                                     --------------------------

 Total return (%)                                         5.37       6.50(3)
 Ratios/Supplemental Data (%)

-------------------------------------------------------------------------------
 Net assets, end of period ($ x 1,000)                 270,065    269,085(4)
 Ratio of expenses to average net assets                  0.83       0.81(4)
  Ratio of net investment income to average net assets     4.03       4.36(4)
 Portfolio turnover rate                                    37         30

Investor Shares -  Year Ended December 31,                 1998        1997(2)


Per-Share Data ($)


-------------------------------------------------------------------------------

 Net asset value at beginning of period                  10.28       9.99
                                                     --------------------------
 Income from investment operations:

   Net investment income                                  0.38       0.27
   Net realized and unrealized gain on investments        0.12       0.33

                                                     --------------------------
   Total income from investment operations                0.50       0.60
 Less distributions:

   Dividends from net investment income                  (0.38)     (0.27)
    Distributions from capital gains                      (0.21)     (0.04)

                                                     --------------------------
   Total dividends and distribution                      (0.59)     (0.31)
 Net asset value at end of period                        10.19      10.28
                                                     --------------------------
 Total return (%)                                         4.95       6.08(3)
 Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------
 Net assets, end of period ($ x 1,000)                     473         194
 Ratio of expenses to average net assets                  1.13        1.15(4)
 Ratio of net investment income to average net assets     3.74        3.98(4)
 Portfolio turnover rate                                    37          30


-------------------------------------------------------------------------------

1 Institutional shares commenced operations on 4/1/97. 2 Investor shares commenced operations on 5/1/97.

3 Not annualized.
4 Annualized.


                                   BNY Hamilton Intermediate Tax-Exempt  Fund 35

ACCOUNT POLICIES


The funds in this prospectus are offered in two share classes -- Institutional and Investor. Institutional Shares do not have 12b-1 fees and have generally lower operating expenses, which improves investment performance. Institutional Shares are available only to direct investments over $100,000 or to investors who have specific asset management relationships with the adviser.

All other investors may purchase Investor Shares. The information below on Daily NAV Calculation and Distributions and Tax Considerations applies to both share classes. The other account policies apply to Investor Shares only. If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.

DAILY NAV CALCULATION


Each fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open. When market prices are not available, the funds will use fair value prices as determined by the board of directors.

Purchase orders received before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.


Certain funds invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these funds may change on days when you will be unable to purchase or redeem shares.

DISTRIBUTION (12B-1) PLAN


The directors have adopted 12b-1 distribution plans with respect to the Investor Shares of each of the funds in this prospectus. The plans permit the funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Investor Shares. These fees are paid out of fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.


OPENING AN ACCOUNT

Minimum investment requirements


                           Minimum initial           Minimum continuing

 Account Type              investment                investments                Minimum balance

-----------------------------------------------------------------------------------------------
 IRA                       $250                      $25                        N/A

 Regular Account           $2,000*                   $100*                      $500

 Automatic Investment

 Program                     $500                    $50                        N/A


Note: Employees and retirees of The Bank of the New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-4BNY-FND (800-426-9363) for details.


36 Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES




Open an account                                             Add to your investment

Mail

----------------------------------------------------------------------------------------------------------------------------------


Send completed new account application and a                Send a check payable directly to your fund to:
check payable directly to each  fund you want
to invest in to:                                             BNY Hamilton Funds, Inc.


                                  P.O. Box 806

BNY Hamilton Fund                                           Newark, NJ 07101-0806
P.O. Box 163310

Columbus,                                                   OH 43216-3310 If
                                                            possible, include a
                                                            tear-off payment
                                                            stub from one of
                                                            your transaction
                                                            confirmation
                                                            statements.

For all enrollment forms, call 800-426-9363.



 Wire

----------------------------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire


transactions, but your bank may.


Mail your completed new account application to the Ohio address above. Call the transfer agent at 800-426-9363 for an account number.


Instruct your bank to wire funds to a new account at: Instruct your bank to wire funds to:

The Bank of New York                                        The Bank of New York
New York, NY 10286                                          New York, NY 10286
ABA: 021000018                                              ABA: 021000018
BNY Hamilton Funds                                          BNY Hamilton Funds
DDA 8900275847                                              DDA 8900275847
Attn: [your fund]                                           Attn: [your fund]


Ref: [your name, account number and taxpayer ID]             Ref: [your name, account number and taxpayer ID]


 Dealer


----------------------------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.


Contact your broker-dealer.                                  Contact your broker-dealer.



Automatic Investment Program

----------------------------------------------------------------------------------------------------------------------------------

        Automatic investments are withdrawn from your bank account on a monthly or biweekly basis.

Make an initial investment of at least $500 by Once you specify a dollar amount
(minimum $50), whatever method you choose. Be sure to fill in investments are automatic.


the information required in section 7 of your new


account  application.                                        You can modify or terminate this service at any
                                                            time by mailing a notice to:


Your bank must be a member of the ACH (Automated


Clearing House) system.                                      BNY Hamilton Funds
                                                            P.O. Box 163310
                                                            Columbus, OH 43216-3310



Purchases by personal check Checks or money orders should be in U.S. dollars and payable to the specific fund you wish to invest in. The funds do not accept third-party checks. In addition, you may not redeem shares purchased by check until your original purchase clears, which may take up to ten business days.


Wire transactions The adviser does not charge a fee for wire transfers from your bank to the funds. However, your bank may charge a service fee for wiring funds.


                                                            Account Policies 37

MAKING EXCHANGES/REDEEMING SHARES



To exchange shares between mutual funds (minimum $500)     To redeem shares

 Phone

----------------------------------------------------------------------------------------------------------------------------------

Call 800-426-9363.                                          Call 800-426-9363.


                                                            The proceeds can be
                                                            wired to your bank
                                                            account two business
                                                            days after your
                                                            redemption request,
                                                            or a check can be
                                                            mailed to you at the
                                                            address of record on
                                                            the following
                                                            business day.

 Mail

----------------------------------------------------------------------------------------------------------------------------------


 Your instructions should include:                          Your instructions should include:
 o your account number
 o names of the funds and number of shares or               o your account number


   dollar amount you want to  exchange.                       o names of the funds and number of shares or
                                                              dollar amount you want to exchange.


                                                            A signature
                                                            guarantee is
                                                            required whenever: o
                                                            you redeem more than
                                                            $50,000 o you want
                                                            to send the proceeds
                                                            to a different
                                                            address o you have
                                                            changed your account
                                                            address within the
                                                            last 60 days


 Dealer

----------------------------------------------------------------------------------------------------------------------------------



Contact your broker-dealer.                                  Contact your broker-dealer.




Systematic Withdrawal

----------------------------------------------------------------------------------------------------------------------------------


Requires                                                    $10,000 minimum fund
                                                            balance You can
                                                            choose from several
                                                            options for monthly,
                                                            quarterly,
                                                            semi-annual or
                                                            annual withdrawals:


                                                            o declining balance
                                                            o fixed dollar
                                                            amount o fixed share
                                                            quantity o fixed
                                                            percentage of your
                                                            account

                                                            Call 800-426-9363 for details.


38 Account Policies

MAKING EXCHANGES/ REDEEMING SHARES


As with purchase orders, redemption requests received before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.


Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the fund may give you 60 days to bring the balance back up. If you do not increase your balance, the fund may close your account and send you the proceeds.


Exchange minimums You may exchange shares of the same class between funds. From the perspective of tax liability, an exchange is the same as a redemption from one fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new fund, you must also exchange enough shares to meet the minimum balance requirement.


Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Each fund pays monthly dividends, if any, and capital gains distribution, if any, approximately 10 calendar days before month end. Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

o choose to receive dividends or distributions (or both) in cash


o change  the way you currently receive distributions

 Your taxable income is the same regardless of which option you choose.


Type of Distribution          Federal Tax Status

----------------------------------------------
 Dividends from net           ordinary income
 investment income

 Short-term capital gains     ordinary income

 Long-term capital gains      capital gain

 Tax-free dividends           tax-free

None of the tax-exempt funds in this prospectus intends to invest in securities whose income is subject to the alternative minimum tax. These dividends may, however, be subject to state or local income taxes.


Distributions from the fixed-income funds are expected to be primarily ordinary income from dividends, while distributions from the equity funds are expected to be primarily capital gains.

The funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the funds may be subject to federal backup withholding tax.


Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income.

You should consult your tax adviser about your own particular tax situation.

                                                           Account Policies 39

INVESTMENT ADVISER


The investment adviser of these funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784 , it is one of the largest commercial banks in the United States, with over $66.6 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $48.4 billion in investments for institutions and individuals.


Indocam, located at 90, boulevard Pasteur- 75730 Paris Cedex 15- France, is the subadviser for the BNY Hamilton International Equity Fund. Indocam, the asset management arm of Credit Agricole, manages $130 billion of non-U.S. assets.


Adviser compensation The adviser is responsible for all business activities and investment decisions for the funds. In return for these services, each fund pays the adviser an annual fee.


Fund                                              Fee
                                                  as a % of
                                                  average daily
                                                  net assets

---------------------------------------------------------------

 BNY Hamilton Equity Income Fund                  0.60

 BNY Hamilton Large Cap Growth Fund               0.60

 BNY Hamilton Small Cap Growth Fund               0.75

 BNY Hamilton International Equity Fund           0.85*

 BNY Hamilton Intermediate Government Fund        0.50

 BNY Hamilton Intermediate Investment
 Grade Fund                                       0.50

 BNY Hamilton Intermediate New York Tax-
 Exempt Fund                                      0.50

 BNY Hamilton Intermediate Tax-Exempt Fund        0.50

* The adviser pays Indocam, the subadviser of the BNY Hamilton International Equity Fund, a fee equal to 0.425% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

The day-to-day management of the funds is handled by teams of investment professionals under the leadership of the portfolio managers, who are described below.


BNY Hamilton Equity Income Fund is managed by Robert G. Knott, Jr. and Charles
D. Ryan. Mr. Knott is senior portfolio manager of the Fund and a vice president of the adviser. He has managed the Fund since its inception in 1992. He joined the adviser in 1966 and has been managing assets since 1969. Mr. Ryan is a vice president of the adviser . He has been a portfolio manager of the Fund since 1999 and a member of the management team since 1994. Before joining the adviser in 1994, he was a portfolio manager and mutual fund manager at First Fidelity Bank.

BNY Hamilton Large Cap Growth Fund is managed by Charles Goodfellow and Christopher G. Dienno. Mr. Goodfellow is senior portfolio manager of the Fund and a vice president of the adviser. He has managed the Fund since its inception in 1997 and has been managing common trust funds since he joined the adviser in 1989. Mr. DiEnno has been a portfolio manager of the Fund since 1999 and has been a member of the management team since 1997. Before joining the adviser in 1996, he was a portfolio manager and analyst with PNC Asset Management.

BNY Hamilton Small Cap Growth Fund John C. Lui is a vice president of the adviser and has managed the Fund since its inception in 1997. He joined the adviser in 1995 and has been managing assets since 1987. Before joining the adviser, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management.




40 Account Policies

BNY Hamilton International Equity Fund

Indocam, a subsidiary of Credit Agricole, is the subadviser for this Fund. Mary Clare Bland is a vice president of the adviser and has managed the Fund since 1998, when she joined the adviser. Before that, Ms. Bland was a loan markets analyst for Loan Pricing Corporation, taught economics at the University of Gdansk in Poland and completed her doctorate in economics at Indiana University.

BNY Hamilton Intermediate Government Fund

William D. Baird is a vice president of the adviser, specializing in government, mortgage-backed and asset-backed security analysis. He has managed the Fund since 1997. He joined the adviser in 1993 and has been managing assets since 1981.

BNY Hamilton Intermediate Investment Grade Fund

The Fund is co-managed by Terence M. McCormick and Paul J. Pertusi. Mr. McCormick is a vice president of the adviser and has managed the Fund since 1999. He joined the adviser in 1985 and has worked in the fixed income management division since 1992. Mr. Pertusi is an assistant treasurer of the adviser and has managed the Fund since 1999. Before joining the adviser in 1997, he was an assistant portfolio manager at Merrill Lynch and managed portfolios for high net worth individuals at Citibank.

BNY Hamilton Intermediate New York Tax-Exempt Fund

Colleen M. Frey is a vice president of the adviser and group head of the tax-exempt bond management division. She has managed the Fund since its inception in 1992 and joined the adviser in 1967.

BNY Hamilton Intermediate Tax-Exempt Fund


Jeffrey B. Noss is a vice president of the adviser and has managed the Fund since its inception in 1997. He has managed other tax-exempt portfolios for the adviser's tax-exempt bond management division since 1987.


YEAR 2000 (Y2K) COMPLIANCE


The Year 2000, or Y2K, problem refers to the inability of many computer systems to distinguish the year 2000 from the year 1900. The funds' operations, and therefore their shareholders, could be adversely affected if the computer systems used by the funds, their service providers and other entities with computer systems linked to the funds do not properly recognize and process January 1, 2000 and later dates. The Bank of New York has worked actively to avoid the Y2K problem on its own software systems, and it is obtaining assurances from its outside service providers that they are taking similar steps. It is not certain, however, that these actions will be adequate to prevent these problems from adversely impacting the funds or their shareholders. Furthermore, the net asset value of the funds may decline due to the Y2K problem's effect on foreign or U.S. issuers of securities held by the fund or securities markets generally.


                                                             Account Policies 41

NOTES

42 Notes

                                                   BNY
                                                 HAMILTON


                                                  FUNDS

FOR MORE INFORMATION

Annual and Semi-Annual Reports


These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor.


Statement of Additional Information (SAI)


The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).


You can obtain these documents free of charge, make inquiries or request other information about the funds by contacting your dealer or:

BNY Hamilton Funds
P.O. Box 163310
Columbus, OH 43216-3310

800-426-9363 (800-4BNY-FND)

Information is also available from the SEC:


Securities and Exchange Commission
 Public Reference Section
Washington,  DC 20549-6009
www.sec.gov


For information on the operation of the SEC's public reference room, where documents may be viewed and copied, call:

1-800-SEC-0330

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654

                                                         BNY
                                                      HAMILTON

                                                        FUNDS

BNY-0090 4/99

                         BNY HAMILTON FUNDS, INC.
                   Statement of Additional Information





                         BNY Hamilton Money Fund
                     BNY Hamilton Treasury Money Fund
                     BNY Hamilton Equity Income Fund
                    BNY Hamilton Large Cap Growth Fund
                    BNY Hamilton Small Cap Growth Fund
                  BNY Hamilton International Equity Fund
                BNY Hamilton Intermediate Government Fund
             BNY Hamilton Intermediate Investment Grade Fund
            BNY Hamilton Intermediate New York Tax-Exempt Fund
                BNY Hamilton Intermediate Tax-Exempt Fund






                              April 30, 1999






THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED ABOVE WHICH SHOULD BE READ IN CONJUNCTION WITH THE RELEVANT PROSPECTUS, EACH DATED APRIL 30, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM BNY HAMILTON DISTRIBUTORS, INC., 125 WEST 55TH STREET, NEW YORK, NEW YORK 10019 ATTENTION: BNY HAMILTON FUNDS, INC., 1-800-426-9363.

                            Table of Contents




                                                  Page

                                                                                Money Market Funds
                                                              -------------------------------------------------------
                                                                                      Hamilton           Hamilton
                                                                 Hamilton             Premier             Classic
                                                                  Shares               Shares             Shares
                                                                Prospectus           Prospectus         Prospectus
                                                              ---------------      ---------------     --------------

General...................................            3
Investment Objectives and Policies........            3                    5                    5                  3
Investment Restrictions...................           28                   10                   10                  8
Directors and Officers....................           36                   11                   11                  9
Investment Adviser........................           40                   11                   11                 10
Administrator.............................           43                   11                   11                 10
Distributor...............................           44                   12                   12                 11
Fee Waivers...............................                                13                   14                 13
Fund, Shareholder and Other Services......           46                   12                   12                 11
Purchase of Shares........................           46                   13                   15                 18
Redemption of Shares......................           47                   15                   16                 19
Exchange of Shares........................           48                   16                   17                 20
Dividends and Distributions...............           48                   17                   18                 21
Net Asset Value...........................           49                   18                   19                 21
Performance Data..........................           51
Portfolio Transactions and Brokerage......           55
Description of Shares.....................           58                   18                   20                 22
Taxes.....................................           61                   19                   20                 22
Special Considerations Relating to
   Investments in New York Municipal
   Obligations............................           66
Additional Information....................           83                   20                   21                 23
Financial Statements......................           84
Appendix A--Description of Securities
   Ratings................................           85

                            Table of Contents




                                                     Page

                                                                                                           Tax-
                                                                                      Taxable             Exempt
                                                                                       Fixed              Fixed
                                                                  Equity               Income             Income
                                                                   Funds               Funds              Funds
                                                                Prospectus           Prospectus         Prospectus
                                                               --------------      ---------------    ---------------
General...................................               3
Investment Objectives and Policies........               3                 9                    5                  5
Investment Restrictions...................              28                20                   14                 17
Directors and Officers....................              36                21                   15                 18
Investment Adviser........................              40                21                   15                 18
Administrator.............................              43                22                   15                 18
Distributor...............................              44                23                   16                 19
Fee Waivers...............................                                25                   19                 21
Fund, Shareholder and Other Services......              46                24                   17                 20
Purchase of Shares........................              46                26                   19                 22
Redemption of Shares......................              47                30                   23                 26
Exchange of Shares........................              48                32                   26                 28
Dividends and Distributions...............              48                32                   26                 29
Net Asset Value...........................              49                33                   27                 29
Performance Data..........................              51
Portfolio Transactions and Brokerage......              55
Description of Shares.....................              58                34                   28                 30
Taxes.....................................              61                35                   28                 31
Special Considerations Relating to Investments                                                                     7
   in New York Municipal Obligations......              66
Additional Information....................              83                36                   29                 32
Financial Statements......................              84
Appendix A--Description of Securities
   Ratings................................              85

--------------------------------------------------------------------------------
GENERAL

BNY Hamilton Funds, Inc. is an open-end investment company, currently consisting of ten series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund and BNY Hamilton Tax-Exempt Fund (individually, a "Fund" and collectively, the "Funds"). The Bank of New York (the "Adviser") will serve as investment adviser to each of the Funds. This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the current Prospectus relating to each Fund. The Funds' executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


-------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES


BNY Hamilton Money Fund (the "Money Fund") is designed to be an economical and convenient means of making substantial investments in money market instruments. The Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments. The Fund will attempt to accomplish this objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in United States dollar-denominated securities described in each Prospectus for each class of shares of BNY Hamilton Money Fund and in this Statement of Additional Information that meet certain rating criteria, present minimal credit risks and have remaining maturities of 397 days or less. See "Quality and Diversification Requirements".


BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") is designed to be an economical and convenient means of investing in securities issued or guaranteed by the United States Government and in securities fully collateralized by issues of the United States Government. The Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the United States Treasury and repurchase agreements fully collateralized by obligations of the United States Treasury. The Fund will only invest in money market securities issued or guaranteed by the U.S. Government, including but not limited to securities subject to repurchase agreements secured by U.S. Government obligations. Securities issued or guaranteed by the U.S. Government include U.S. Treasury securities which differ in their interest rates, maturities, and times of issuance. In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Fund will maintain a dollar-weighted average maturity of 90 days or less and will only purchase securities having remaining maturity of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton Equity Income Fund (the "Equity Income Fund") is designed for conservative investors who are interested in participating in the equity markets while receiving current income greater than the yield of the Standard & Poor's 500 Index. The Fund's investment objective is to provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500 Index. The Fund will invest primarily in common stock and convertible securities of domestic and foreign corporations. In connection with its investment objectives, the Fund seeks to achieve capital appreciation in excess of the market average represented by the Standard & Poor's 500 Index. During periods of rapid market capital appreciation, the effect of the Fund's dual investment objectives will likely be that the net asset value of the Fund will not rise as rapidly as the market generally. Conversely, during periods of rapid market depreciation, the Fund's net asset value would not be expected to decline as rapidly as the market.

BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund") is designed as an economical and convenient means of investing primarily in the stocks of domestic and foreign institutions. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in common stocks and securities convertible to common stocks; current income is a secondary objective. During times of adverse market and/or economic conditions the Fund may invest in securities with a high enough yield to offer possible resistance to downward market and/or economic pressure. In selecting securities for the Fund, a focus will be given to securities of corporations perceived to have a relatively high potential for growth of earnings and/or revenues. The Fund currently considers large cap corporations to be those with market capitalization of $3 billion or greater. In normal circumstances the Fund will invest at least 65% of its assets in such equity securities.


BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund") is designed for investors who are interested in obtaining capital growth by investing in stocks of smaller corporations. The Small Cap Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign corporations. In selecting securities for the Small Cap Growth Fund a focus will be given to securities of corporations perceived as having potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management, general industry condition or other similar advantageous circumstances. Current income will not be a consideration. The Fund currently considers small corporations to be those with market capitalization of $1.5 billion or less. In normal circumstances the Small Cap Growth Fund will invest at least 65% of the value of its total assets in such equity securities.


BNY Hamilton International Equity Fund (the "International Equity Fund") is designed for more aggressive investors who wish to participate in foreign markets. The Fund's investment objective is to provide long-term capital appreciation through investing primarily in equity securities of non-U.S. issuers. In normal circumstances, the Fund will invest in securities principally traded in countries outside the United States. The Fund may at any time include American Depository Receipts which are United States securities representing foreign securities that are deposited with foreign custodians or foreign branches of U.S. commercial banks;

American Depository Receipts are traded in U.S. dollars on national exchanges and in over-the-counter markets. At any given time the Fund may invest 50% of its assets in the securities principally traded in any one country, although the Fund will ordinarily invest at least 65% of its total assets in at least three (3) countries.

BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund") is designed for conservative bond investors looking for a relatively stable, high quality investment. See "Quality and Diversification Requirements". The Fund's investment objective is to earn as high a level of current income as is consistent with the preservation of capital, moderate stability in net asset value and minimal credit risk. The Fund will invest in obligations issued or guaranteed by the United States Government and backed by the full faith and credit of the United States. The Fund may also invest in obligations issued or guaranteed by United States Government agencies or instrumentalities, where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. The Fund may purchase or sell financial futures contracts and options in an effort to reduce the volatility of its portfolio, moderate market risk and minimize fluctuations in net asset value. For a discussion of these investments, see "Hedging Activities".

BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund") is designed for bond investors who wish to invest in debt obligations of both domestic and foreign corporations and governments. The Intermediate Investment Grade Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. In an effort to attain its investment objective, the Fund will invest primarily in debt obligations of domestic corporations, foreign corporations and foreign governments, as well as obligations issued or guaranteed by the United States Government and its agencies and instrumentalities. The debt securities the Fund invests in will have ratings of at least investment grade quality, which would be a rating no lower than BBB by Standard & Poor's Ratings Group ("S&P") and Baa by Moody's Investors Services, Inc. ("Moody's"), or, if not rated, such determined by the Adviser. In normal circumstances, the Fund will invest at least 65% of its net assets in debt obligations of the above-mentioned entities, but may at any time as determined appropriate by the Adviser invest a substantial portion of the net assets in cash or cash equivalents.

BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New
York Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from federal, New York State and New York City income tax. The
Fund's investment objective is to provide investors with income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal. The Fund will invest primarily in bonds issued by the State of New York and its political subdivisions and by Puerto Rico and its political subdivisions. During normal market conditions, the Adviser will attempt to invest 100%, and as a fundamental policy at least 80%, of the Fund's total assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. There may be occasions, due to market conditions or supply limitations, when such securities are not available. In these situations, the Adviser may invest in other fixed income securities that may be subject to federal,

New York State or New York City income taxes. Such investments would be considered temporary. The Adviser will invest a portion of the Fund's assets in short-term investments to provide liquidity. Investments in short-term investments may be increased for defensive purposes if, in the opinion of the Adviser, market conditions so warrant. The Fund seeks to maintain a current yield that is greater than that obtainable from a portfolio of short-term tax-exempt obligations, subject to certain quality restrictions. See "Quality and Diversification Requirements". The Fund may seek to moderate market risk and minimize fluctuations in its net asset value per share through the use of financial futures contracts and options. See "Hedging Activities".


BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from federal income tax. A portion of the income recognized by the Intermediate Tax-Exempt Fund may be exempt from state or local income tax as well; consult with your tax adviser for details. The Intermediate Tax-Exempt Fund's investment objective is to provide income that is exempt from federal income taxes while maintaining relative stability of principal. The Fund will attempt to invest 100%, and as a fundamental policy will invest at least 80%, of its net assets in such investments. The securities purchased by the Fund will be limited to be investment grade, which means that investments cannot be rated lower than BBB by S&P and Baa by Moody's. If the securities are not rated, the investment adviser is to determine whether they are equivalent to investment grade securities at the time of purchase. At any time, as deemed appropriate by the Adviser, the Fund may hold a substantial portion of its net assets in cash. The Fund may seek to moderate market risk and minimize fluctuations in its net asset value per share through the use of financial futures and options. See "Hedging Activities".



Throughout this Statement of Additional Information, the Money Fund and the Treasury Money Fund are collectively referred to as the "Money Market Funds"; the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, and the International Equity Fund are collectively referred to as the "Equity Funds"; the Intermediate Government Fund and the Intermediate Investment Grade Fund are collectively referred to as the "Taxable Fixed Income Funds"; and the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund are collectively referred to as the "Tax-Exempt Fixed Income Funds".


The following discussion supplements the information regarding investment objectives and policies of the respective Funds as set forth above and in their respective prospectuses.

Government and Money Market Instruments

As discussed in the Prospectuses, each Fund may invest in money market instruments to the extent consistent with its investment objectives and policies. A description of the various types of money market instruments that may be purchased by the Funds appears below. See "Quality and Diversification Requirements".

United States Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. Except for the Treasury Money Fund, each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or, in the case of the Equity Funds and Intermediate Investment Grade Fund, in another currency. See "Foreign Investments".


Bank Obligations. Except for the Treasury Money Fund, each of the Funds, unless otherwise noted in its relevant Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size ("Euros") and (iii) United States branches of foreign banks of equivalent size ("Yankees"). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds, other than the Tax-Exempt Fixed Income Funds, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).


Commercial Paper. Except for the Treasury Money Fund, each of the Funds may invest in commercial paper, including Master Notes. Master Notes are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee, in its capacity as investment adviser to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Adviser or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts.

The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality that satisfies such Fund's quality restrictions. See "Quality and Diversification Requirements". Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable immediately upon demand. The Funds do not have any specific percentage limitation on investments in Master Notes.

Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton Funds, Inc. (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Funds' custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a fund may be delayed or limited. See "Investment Restrictions" in this Statement of Additional Information.

Corporate Bonds and Other Debt Securities


As discussed in the Prospectus for the Taxable Fixed Income Funds, the Intermediate Government Fund and Intermediate Investment Grade Fund may invest in bonds and other debt securities of domestic issuers to the extent consistent with their investment objectives and policies. A description of these investments appears in the Prospectus for the Taxable Fixed

Income Funds and below. See "Quality and Diversification Requirements". For information on short-term investments in these securities, see "Money Market Instruments".

Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. Asset-backed securities in general, however, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Mortgage-Backed Securities. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. A Fund's net asset value per share for each class will vary with changes in the values of its portfolio securities. To the extent that a Fund invests in mortgage-backed securities, such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of mortgage-backed securities.

Tax-Exempt Obligations


As discussed in the Prospectus for the Tax-Exempt Fixed Income Funds, the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund may invest in tax-exempt obligations to the extent consistent with the Fund's investment objective and policies. A description of the various types of tax-exempt obligations that the Tax-Exempt Fixed Income Funds may purchase appears below. See "Quality and Diversification Requirements".


Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: Variable Rate Demand Notes and Master Notes.

Variable Rate Demand Notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance plus accrued interest, either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the Variable Rate Demand Note may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The Variable Rate Demand Notes in which each Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from federal income tax. For a description of the attributes of Master Notes, see "Money Market
Instruments" above. Although
there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable immediately upon demand. The Funds have no specific percentage limitations on investments in Master Notes.


Puts. The Tax-Exempt Fixed Income Funds may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. In addition, the Taxable Fixed Income Funds may purchase notes together with the rights described above. Such a right to resell is commonly known as a "put". The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Directors, the purpose of this practice is to permit a Fund to be fully invested in securities (tax-exempt securities in the case of the Tax-Exempt Fixed Income Funds) while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.



Puts may be purchased as a feature of the underlying bond or note, or as an independent security. When a Tax-Exempt Fixed Income Fund or a Taxable Fixed Income Fund purchases puts as independent securities, it may exercise the puts prior to their expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser will consider the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.



The Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds will value any securities subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Intermediate New York Tax-Exempt Fund invests in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities will be valued at fair value as determined in accordance with procedures established by the Directors. The Directors will, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission. Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order, which may not be granted, relating to the valuation of such securities.

Since the value of a put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the policy of the Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds is to enter into put transactions only with securities dealers or issuers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is a Fund's general policy to enter into put transactions only with those dealers that are determined to present minimal credit risks. In connection with such determination, the Directors will review regularly the Adviser's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated in the highest rating categories as determined by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Currently, there are six
NRSROs: Moody's, S&P, Fitch Investors Services, L.P., Duff and Phelps/MCM, IBCA Limited and its affiliate, IBCA, Inc. and Thomson Bankwatch. If a put writer is not rated by an NRSRO, it must be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Directors have directed the Adviser not to enter into put transactions with any dealer that in the judgment of the Adviser present more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.



BNY Hamilton Funds, Inc. has been advised by counsel that the Funds should be considered the owner of the securities subject to the puts so that the interest on the securities is tax-exempt income to the Tax-Exempt Fixed Income Funds. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.


Equity Investments

As discussed in the Prospectus for the Equity Funds, the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund and the International Equity Fund may invest in common stocks and securities convertible into common stocks to the extent consistent with its investment objective and policies. The securities in which the Equity Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter market. A discussion of the various types of equity investments which may be purchased by the Equity Funds appears in the Prospectus for the Equity Funds and below. See "Quality and Diversification Requirements".

Equity Securities. The common stock in which the Equity Funds may invest includes the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Convertible Securities. The convertible securities in which the Equity Funds may invest include any debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Foreign Investments

The Money Fund, the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the International Equity Fund and the Intermediate Investment Grade Fund may invest in certain foreign securities. The Money Fund does not expect to invest more than 65% of its total assets at the time of purchase in securities of foreign issuers. The Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund and the Intermediate Investment Grade Fund do not expect to invest more than 20% of their respective total assets at the time of purchase in securities of foreign issuers. All investments of the Money Fund must be United States dollar-denominated. The Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund and the Intermediate Investment Grade Fund do not expect more than 15% of their respective foreign investments to be in securities that are not either listed on a securities exchange or United States dollar-denominated. In the case of the Money Fund, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Generally, ADRs and GDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or global, in the case of GDRs, securities markets.

Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage. The Equity Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to hedge the underlying currency exposure related to foreign investments, but they will not enter into such commitments for speculative purposes.

To the extent that the Tax-Exempt Fixed Income Funds invest in municipal bonds and notes backed by credit support arrangements with foreign financial institutions, the risks associated with investing in foreign securities may be relevant.


Additional Investments

When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


Investment Company Securities. The Equity Funds, the Taxable Fixed Income Funds, and the Tax-Exempt Fixed Income Funds may invest in the securities of other investment companies to the extent permitted under the Investment Company Act of 1940 (the "1940 Act"). These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


Reverse Repurchase Agreements. Except for the Treasury Money Fund, each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by a Fund. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Funds will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Fund's ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions".


Loans of Portfolio Securities. The Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending fund and its shareholders. The Funds may pay reasonable finders' and custodial fees in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any director, officer, employee, or affiliate of BNY Hamilton Funds, Inc., or the Adviser, the Administrator or the Distributor, unless permitted by applicable law.



Privately Placed and Certain Unregistered Securities. All Funds except the Treasury Money Fund may invest in privately placed, restricted, Rule 144A and other unregistered securities as described in their respective prospectuses.


Quality and Diversification Requirements


Each of the Funds except the Intermediate New York Tax-Exempt Fund is classified as a "diversified" series of a registered investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the remaining 25% of each Fund's assets not subject to the limitations described above, there is no such limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer, subject to the limitation of any applicable state securities laws, or, with respect to the Money Market Funds, as described below. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Intermediate New York Tax-Exempt Fund is classified as a non-diversified series of a registered investment company so that it is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Tax Code"), and has therefore adopted an investment restriction, which applies to 50% of the value of the assets of the Fund and which may not be changed without shareholder vote, prohibiting the Fund from purchasing securities of any issuer if, as a result, more than 5% of the assets of the Fund would be invested in the securities of a single issuer. See "Investment Restrictions". The Fund also intends to comply with the diversification requirements of the Tax Code, for qualification thereunder as a regulated investment company. See "Taxes". As a nondiversified series of an investment company, the Intermediate New York Tax-Exempt Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Fund were a diversified company.

With respect to the Intermediate New York Tax-Exempt Fund, for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantee. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that a Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the United States Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company that invests in voting securities. See "Investment Restrictions".

Money Market Funds. In order to attain its objective of maintaining a stable net asset value of $1.00 per share for each of its respective classes, each of the Money Market Funds will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of the Fund's assets, measured at the time of purchase, except for investments held for not more than three Business Days (subject, however, to each Fund's investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks.

In order to limit the credit risk of the Money Fund's investments, it will not purchase any security (other than a United States Government security) unless it is rated in the highest rating category assigned to short-term debt securities (so-called "first tier" securities) by at least two NRSROs such as Moody's (i.e., P-1 rating) and S&P (i.e., A-1 rating) or, if not so rated, it is determined to be of comparable quality. Determinations of comparable quality will be made in accordance with procedures established by the Directors. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Money Fund may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in the Money Fund's best interest.

In addition, the Directors have adopted procedures that (i) require each Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of 397 days or less, and (ii) require each Money Market Fund, in the event of certain downgradings of or defaults on portfolio holdings, to reassess promptly whether the security presents minimal credit risks and, in certain circumstances, to determine whether continuing to hold the security is in the best interests of each Money Market Fund.

Equity Funds. The Equity Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Equity Funds invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-2 or better by Moody's or A-2 or better by S&P; or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time an Equity Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.


Taxable Fixed Income Funds. During normal market conditions, each of the Taxable Fixed Income Funds' portfolios will have a dollar weighted average maturity of not less than three nor more than ten years. In addition, the Intermediate Investment Grade Fund will not purchase a security with a maturity date of greater than fifteen years at the time of purchase. The Intermediate Government Fund's portfolio will, and the Intermediate Investment Grade Fund's portfolio may, include a variety of securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities that have been established or sponsored by the United States Government. Under normal market conditions, the Intermediate Government Fund will invest at least 65% of the value of its total assets in Government securities.



Tax-Exempt Fixed Income Funds. The Intermediate New York Tax-Exempt Fund invests principally in a portfolio of "high quality" and "investment grade" New York municipal bonds.

The Intermediate Tax-Exempt Fund invests principally in such municipal bonds from throughout the United States. For purposes of the Intermediate New York Tax-Exempt Fund, on the date of investment (i) New York municipal bonds must be rated within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of S&P, currently AAA, AA, A and BBB, (ii) New York short-term municipal obligations must be rated MIG-2 or higher by Moody's or SP-1 or higher by S&P and (iii) New York tax-exempt commercial paper must be rated Prime-1 or higher by Moody's or A-1 or higher by S&P or, if not rated by either Moody's or S&P, issued by an issuer either (a) having an outstanding debt issue rated A or higher by Moody's or S&P or (b) having comparable quality in the opinion of the Adviser. Each Fund may invest in other tax-exempt securities that are not rated if, in the opinion of the Adviser, such securities are of comparable quality to securities in the rating categories discussed above. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion.

In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Hedging Activities

Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. In the case of the income funds, interest rates have become increasingly volatile in recent years, and with the advent of financial futures contracts, options on financial instruments and indexes of debt securities, the Adviser believes it is now possible to reduce the effects of interest rate fluctuations.


Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may (i) sell futures contracts on debt securities and indexes of debt securities and
(ii) purchase or write (sell) options on such futures and options on debt securities and on indexes of debt securities. The Tax-Exempt Fixed Income Funds may also enter into the above-described transactions with respect to municipal debt securities and on indexes of municipal debt securities.
The purpose of any such transaction is to hedge against changes in the market value of securities in the Fund's portfolio caused by fluctuating interest rates, and to close out or offset existing positions in such futures contracts or options. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will not engage in financial futures or options transactions for speculation, but only as a hedge against changes in the market values of securities held by the Funds and where the transactions are appropriate to reduction of risk. The Taxable Fixed
Income Funds and Tax-Exempt Fixed Income Funds may not enter into futures contracts or related options if, immediately thereafter, the sum of the amount of initial and variation margin deposits on outstanding futures contracts and premiums paid for related options would exceed 20% of the market value of their respective total assets. In addition, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may not enter into futures contracts or purchase or sell related options (other than offsetting existing positions) if immediately thereafter the sum of the amount of initial margin deposits on outstanding futures contracts and premiums paid for related options would exceed 5% of the market value of their respective total assets.



Special Considerations Relating to Hedging Activities. Each of the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may take positions in financial futures contracts and options traded on registered securities exchanges and contract markets solely as a hedge. However, for a hedge to be completely successful, the price changes of the hedging instruments should equal the price changes of the securities being hedged. To the extent the hedging instrument utilized does not involve specific securities in the portfolio, such equal price changes will not always be possible. Thus, hedging activities may not be completely successful in eliminating market value fluctuations of the portfolios. When using hedging instruments that do not specifically correlate with securities in a Fund's portfolio, the Adviser will attempt to create a very closely correlated hedge. In particular, hedging activities of the Tax-Exempt Fixed Income Funds based upon non-municipal debt securities or indexes may not correlate as closely to a Tax-Exempt Fixed Income Fund's portfolio as hedging activities based upon municipal debt securities or indexes. Nevertheless, hedging activities may be useful to the Tax-Exempt Fixed Income Funds, especially where closely correlated hedging activities based upon municipal securities or indexes are not available. See "Risks Associated with Futures Contracts" below. Further, the use of options rather than financial futures contracts to hedge portfolio securities may result in partial hedges because of the limits inherent in the exercise prices.


Risks in the use of futures contracts result from the possibility that changes in market interest rates may differ substantially from the changes anticipated when hedge positions were established. For example, if any of the Funds has hedged against the possibility of an increase in interest rates and instead interest rates decline, the value of the Fund's portfolio will increase, but the Fund will lose at least part of the benefit of that increased value because it will have losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements resulting from losses in its futures positions.

While the Funds will not ordinarily incur brokerage commissions on the portfolio securities that they purchase, each Fund will pay brokerage commissions on its financial futures and options transactions. The Funds will also incur premium costs for purchasing put and call options. Brokerage commissions and premium costs may tend to reduce the yield of the Funds.

Each Fund's ability to engage in hedging activities and certain portfolio transactions may be further limited by various investment restrictions of a specific Fund and certain income tax considerations. For example, the amount of assets that a specific Fund is permitted to invest in option and futures contracts is limited as described above; furthermore, the limitations on the percentage of gross income that a specific Fund may realize from transactions in these securities may restrict its ability to effect transactions in these securities. See "Taxes".

Financial Futures Contracts. Financial futures obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures may be satisfied by actual delivery of the securities or by entering into an offsetting transaction. In offsetting or closing out an existing futures position, the seller of the original contract enters into a futures contract to take delivery of the same security at the same time as specified in the original futures contract.

Although financial futures contracts, by their terms, call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of the securities. Closing out is accomplished by an offsetting transaction as described above. If the price in the offsetting transaction (purchase) varies from the price in the original futures contract (sale), the seller will realize a gain or loss on the transaction. That gain or loss will tend to offset in whole or in part the unrealized loss or gain that the securities held in the Funds' portfolio have experienced, but may not always do so.

A public market exists in financial futures covering a number of debt securities, including long-term United States Treasury bonds, ten-year United States Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed certificates, three-month United States Treasury bills, three-month domestic bank certificates of deposit and three-month Eurodollar certificates of deposit. A public market also exists for futures contracts on The Bond Buyer Index of forty long-term municipal bonds. In addition, other financial futures contracts may be developed and traded. The Funds may utilize any such contracts and associated put and call options for which there is an active trading market. Financial futures are traded on contract markets such as the Chicago Board of Trade and the New York Futures Exchange, which are regulated by the Commodity Futures Trading Commission, a federal agency.

When futures contracts are entered into, both buyer and seller are required, under regulations of the applicable contract market, to post good faith deposits with the brokers handling the trades or with a third party custodian as security for the performance of their promise to buy or sell securities. This deposit, the amount of which is determined by the contract market on which the futures contract is traded, is called "initial margin". Each day, the investor's account will be credited with any net gains due to favorable price movements during the day's trading of contracts. Similarly, net losses, due to unfavorable price movements during the day, will require the investor to make additional deposits to the account. These daily settlement payments are called "variation margin". Initial margin requirements are established by the contract markets and may be changed, but brokers may require their customers to maintain margins higher than those established by the contract markets.

In financial futures trading, margin does not involve any loan or borrowing. Instead, it is a good faith deposit in the case of initial margin and a daily settlement of gains and losses in the case of variation margin. Initial margin deposits are held by the broker or a third party custodian in a segregated customer account in the name of the investor, with the investor retaining all rights and claims of ownership pursuant to federal regulation. The initial margin deposits may be in the form of liquid securities such as Treasury bills or bonds, the interest on which accrues to the investor, and which are returned to the investor when it closes out a financial futures position. Variation margin calls and payments must be made in cash.

The sale of futures contracts is for the purpose of hedging a Fund's securities portfolio. For example, if interest rates were expected to increase, a Fund might sell futures contracts. If interest rates did increase, the value of the securities in the portfolio would decline. The value of a Fund's hedging instruments would increase at approximately the same rate (depending on the correlation between value in the futures markets and the prices of the Fund's portfolio securities and limits, under regulations of the applicable contract market, on the price movements per day of the hedging instrument), thereby offsetting all or part of such decline in the value of the underlying portfolio securities. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline, but might sacrifice some yield by so doing.


Options on Futures Contracts. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may also purchase put options and write call options on futures contracts that are traded on a United States exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The Funds may use their options on futures contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Funds use put and call options on debt securities. See "Options" below. The purchase of put options on futures contracts is analogous to the purchase of puts on debt securities so as to hedge a Fund's portfolio of debt securities against the risk of rising interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the debt securities that are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Funds' holdings of debt securities.

Risks Associated with Futures Contracts. There are risks associated with the use of futures contracts for hedging purposes. The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying deliverable securities. The difference between these two price movements is called "basis". There are occasions when basis becomes distorted. For instance, in a rising interest rate environment, the increase in value of the hedging instruments may not completely offset the decline in value of the securities in the portfolio. Conversely, when interest rates decline, the loss in the hedged position may be greater than the capital appreciation that a Fund experiences in its securities positions. Distortions in basis are more likely to occur when the securities hedged are not the security subject to the futures contract or part of the index covered by the futures contract. Further, if market values do not fluctuate, a Fund will sustain a loss at least equal to the commissions on the financial futures transactions.

All investors in the futures market are subject to initial margin and variation margin requirements. Rather than providing additional variation margin, an investor may close out a futures position. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying securities. In the event investors decide to make or take delivery (which is unlikely), liquidity in the futures market could be reduced, thus producing temporary basis distortion. Finally, the margin requirements in the futures market are substantially lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion.

In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuation limits. Each market establishes a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the commodity can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract (including a Fund) may therefore be locked into its position by an adverse price movement for several days or more, which may be to its detriment. If a Fund could not close its open position during this period it would continue to be required to make daily cash payments of variation margin. The risk of loss to a Fund is theoretically unlimited when the Fund writes (sells) an uncovered futures contract because the Fund is obligated to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security. When a Fund purchases a put option or call option, however, the maximum risk of loss to the Fund is the price of the put option or call option purchased. See "Options".


Options. In connection with their hedging activities, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options or write (sell) call options on financial futures and debt securities.



The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in each Fund's portfolio. Each Taxable Fixed Income Fund or Tax-Exempt Fixed Income Fund may, in addition, write call options only to the extent necessary to neutralize a Fund's position in portfolio securities, i.e., balance changes in the market value of the portfolio securities and the changes in the market value of the call options. The Taxable Fixed Income Funds or the Tax-Exempt Fixed Income Funds may also purchase call options and sell put options to close out open positions.


The premium that a Fund receives from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at the exercise price at any time during the option period. The Taxable Fixed Income Funds or the Tax-Exempt Fixed Income Funds will only purchase put options on securities that, in the opinion of the Adviser, have investment characteristics similar to those of securities in each Fund's portfolio. The purchase of a put option would be intended to protect a Fund from the risk of a decline in the value of a security below the exercise price of the option. A Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire. Profit or loss from such a transaction will depend on whether the sale price is more or less than the premium paid to purchase the put option plus the related transaction costs.



A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. When a call option is written by any of the Taxable Fixed Income Funds or the Tax Exempt Fixed Income Funds, the Fund will make arrangements with its custodian to segregate the related portfolio securities until either the option is exercised or the Fund closes out the option as described below. A call option sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the related portfolio security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.



The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will purchase call options to close out open positions. In order to close out a position, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the option which it has previously written on a particular security. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may effect a closing purchase transaction to realize a profit (or loss) if the amount paid to purchase a call option is less (or more) than the amount received from the sale thereof, to prevent an underlying security from being called or, in the case of a call option, to permit the sale of the underlying security prior to the expiration date of the option. Furthermore, effecting a closing purchase transaction in the case of a call option will permit a Fund to write another call option with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.



Because increases in the market price of a call option will generally reflect increases in the market price of an underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund. From time to time, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase an underlying security in the cash market for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio, in which case additional transaction costs will be incurred.


Options written by the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market values of the underlying securities at the time the options are written. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in buy-and-write transactions in which a Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as a buy-and-write. A buy-and-write transaction using an in-the-money call option may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, a Fund's maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain at or advance moderately during the option period. In such a transaction, a Fund's gain will be equal to the premium received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the Funds may or may not realize a loss, depending on the extent to which such decline is offset by the premium received.



The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options to protect holdings in an underlying security against a substantial decline in market value. Such hedge protection is provided only during the life of the put option when a Fund as the holder of the put option is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.



The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may also create the effect of a futures contract position by simultaneous purchase of a put and sale of a call option on the same security. For example, the simultaneous purchase of a put option and the sale of a call option at the same price and for the same exercise dates provide the Funds with the same hedged position as is created by the sale of a futures contract. By varying the price of the options the Funds are exposed to price changes within the range of the different option prices.



The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will not invest more than 5% of their respective net assets in premiums on put options. See "Portfolio Transactions and Brokerage".

Index Transactions. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may utilize futures contracts on bond indexes (municipal bond indexes in the case of the Tax-Exempt Fixed Income Funds), or related put and call options on such index contracts, so long as there is an active trading market for the contracts. These contracts would be utilized as a hedge against changes in the market value of securities in a Fund's portfolio. Each Fund's strategy in employing such contracts would be similar to the strategies discussed above regarding transactions in futures and options contracts generally.


A bond index or municipal bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those securities included. For example, the municipal bond index traded on the Chicago Board of Trade is The Bond Buyer Index, which includes forty tax-exempt long-term revenue and general obligation bonds.

An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index contract was originally written. Thus, the index contract is similar to traditional futures contracts except that settlement is made in cash. Initial and variation margins are payable by the holders of both long and short positions in the index future. No physical delivery of the underlying bonds in the index is made.


The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may also buy put options and sell call options on applicable bond, or municipal bond, index futures or on applicable bond, or municipal bond indexes. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than to purchase or sell a debt instrument at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the index future.


Options on indexes are also similar to options on debt instruments, except that rather than the right to take or make delivery of a debt instrument at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Unlike options on debt instruments, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual debt instruments.

Equity Funds

Stock Index Futures, Related Options and Options on Stock Indexes. The
Equity Funds may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio securities through the use of stock index futures, options on stock index futures traded on a national securities exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges. The Equity Funds' policies with respect to hedging activities are discussed at length in the Prospectus for the Equity Funds.

A stock index assigns relative weightings to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Initial and variation margins are payable by the holders of positions in the stock index future. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier".

During a market decline or when the Adviser anticipates a decline, the Equity Funds may hedge a portion of its portfolio by selling stock index futures contracts, purchasing put options on such contracts or purchasing put options on stock indexes in order to limit exposure to the decline. The Equity Funds may ultimately sell a put option in a closing sale transaction, exercise it or permit it to expire. Profit or loss from such a transaction will depend on whether the sale price is more or less than the premium paid to purchase the put option plus the related transaction costs. This strategy provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures contracts, purchasing call options on such contracts or purchasing call options on stock indexes. This strategy affords a hedge against a Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. A Fund will sell options on stock index futures and on stock indexes only to close out existing hedge positions.

The Equity Funds will not engage in transactions in stock index futures contracts or related options for speculation. The Equity Funds will use these instruments only as a hedge against changes resulting from market conditions in the values of securities held in a Fund's portfolio or which it intends to purchase and where the transaction is economically appropriate to the reduction of risks inherent in the ongoing management of a Fund. In addition, a Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indexes upon which its futures contracts are based and the number of futures contracts which would be outstanding do not exceed one-third of the value of a Fund's net assets. A Fund also may not purchase or sell stock index futures or purchase options on futures if, immediately thereafter, the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund's total assets. When a Fund purchases stock index futures contracts, it will deposit an amount of cash and cash equivalents equal to the market value of the futures contracts in a segregated account with the Fund's custodian.

The Equity Funds' successful use of stock index futures contracts, options on such contracts and options on indexes depends upon the Adviser's ability to predict movements in the direction of the market and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. In addition, if the specific Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, it might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indexes, the Fund's ability to establish and maintain positions will depend on market liquidity.


For a discussion of the risks associated with index futures contracts, see "Hedging Activities -- Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds". See also "Portfolio Transactions and Brokerage".


Options on Securities. The Equity Funds may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the relevant Fund is obligated as a writer. The Equity Funds do not presently intend to purchase put options and write call options on stocks that are not traded on national securities exchanges or listed on the Nasdaq National Market(R) ("NASDAQ").

The Equity Funds may, from time to time, write call options on its portfolio securities. The Equity Funds may write only call options that are "covered", meaning that the writing Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, a Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to a Fund by the purchaser of the option is the "premium". A Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if a Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. The Equity Funds are not able to effect closing purchase transactions after they receive notice of exercise.

In order to write a call option, a Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. A Fund may not purchase call options on individual stocks except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option.

The Equity Funds may also purchase listed put options. If a Fund purchases a put option, it has the option to sell a given security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.


------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS

Fundamental Policies

In addition to its investment objectives, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under "Additional Information" below. See "Organization" and "Additional Information". The investment restrictions of each Fund follow.

The Money Market Funds may not:

          1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of a Fund's net assets would be in investments that are illiquid (except that the Money Fund may enter into securities as described in "Privately Placed and certain Unregistered Securities");

          2. Enter into reverse repurchase agreements (although the Money Fund may enter into reverse repurchase agreements, provided such agreements do not exceed in the aggregate one-third of the market value of the Money Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements);

          3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 20% of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with permitted reverse repurchase agreements, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 20% of the value of the Fund's total assets at the time of such borrowing. Neither Fund will purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and, in the case of the Money Fund, will not apply to reverse repurchase agreements;

          4. Purchase the securities or other obligations of any issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation does not apply to issues of the United States Government, its agencies or instrumentalities or to permitted investments of up to 25% of a Fund's total assets;

          5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the relevant Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks;

          6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

          7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas, or mineral exploration, development or lease programs. However, the Money Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interest therein including real estate investment trusts;

          8. Purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

          9. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

          10.  Act as an underwriter of securities; or

          11. Issue senior securities as defined in the 1940 Act, except insofar as a Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

In addition to the restrictions listed above, the Treasury Money Fund may not:

          1. Invest in structured notes or other instruments commonly known as derivatives;

          2. Invest in any type of variable, adjustable or floating rate securities;

          3. Invest in securities issued by agencies or instrumentalities of the United States Government, such as the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corp. or the Small Business Administration; or,

          4. Invest in zero coupon bonds, except that the Treasury Money Fund may invest in zero coupon bonds issued by the United States Government provided that the bonds mature within 397 days from the date of purchase, and that the Treasury Money Fund may include zero coupon bonds issued by the United States Government as collateral for repurchase agreements.

The Equity Funds may not:

          1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments that are illiquid;

          2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 20% of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 12, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed 20% of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

          3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

          4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of a Fund's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities;

          5. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer;

          6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with a Fund's investment objectives and policies (see "Investment Objectives and Policies");

          7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities or commodity contracts, except for a Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas or mineral exploration or development programs. However, a Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

          8. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of a Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

          9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits;

          10. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

          11.  Act as an underwriter of securities; or

          12. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof.

The Taxable Fixed Income Funds may not:

          1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

          2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 20% of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing in amounts up to 20% of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

          3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

          4. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of a Fund's total assets;

          5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of a Fund's total assets, except that a Fund will invest more than 25% of its assets in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

          6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies;

          7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; commodity contracts, except for a Fund's interest in hedging activities as described under "Investment Objectives and Policies"; or interest in oil, gas, or mineral exploration or development programs. However, a Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

          8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the relevant Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into such securities or maintains in a segregated account liquid short-term securities with a market value at all times equal to or greater than the relevant Fund's purchase obligation or short position; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

          9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of a Fund's total assets would be invested in such deposits;

          10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

          11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

          12.  Act as an underwriter of securities.

The Tax-Exempt Fixed Income Funds may not:

          1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

          2 Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 20% of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 20% of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

          3. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. Each state and political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities or to permitted investments of up to 50% of a Fund's total assets;

          4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the relevant Fund's investment in such industry would exceed 25% of the value its total assets, except that a Fund will invest more than 25% of its assets in securities issued or guaranteed by the United States Government, (and, in the case of the Intermediate New York Tax-Exempt Fund, New York State, New York City and the Commonwealth of Puerto Rico) and their respective authorities, agencies, instrumentalities and political subdivisions;

          5. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the relevant Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

          6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

          7. Purchase or sell puts, calls, straddles, spreads or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for a Fund's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, a Fund may purchase municipal bonds, notes or commercial paper secured by interest in real estate;

          8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

          9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 5% of the relevant Fund's total assets would be invested in such deposits;

          10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the relevant Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

          11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

          12.  Act as an underwriter of securities.

Undertaking in Response to State Securities Regulations

In order to satisfy the requirements of certain state securities regulations, the Equity Income Fund has undertaken not to invest more than 5% of its net assets in warrants and to further restrict its investment in warrants so that not more than 2% of net assets will be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of the Equity Income Fund.


------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

The directors and executive officers of BNY Hamilton Funds, Inc., their business addresses and their principal occupations during the past five years are:

                                                                  Principal Occupations
Name and Address             Position with Funds                  During Past Five Years
----------------             -------------------                  ----------------------
Edward L. Gardner            Director and Chairman                Chairman of the Board, President and
411 Theodore Fremd Ave.      of the Board                         Chief Executive Officer, Industrial
Rye, NY 10580                                                     Solvents Corporation, 1981 to Present;
Age  64                                                           Chairman of the Board, Blue Grass
                                                                  Chemical Specialties Inc., 1982 to
                                                                  Present; Chairman of the Board, Big
                                                                  Brothers/Big Sisters of New York City,
                                                                  1992 to Present; National
                                                                  Vice-Chairman, Big Brothers/Big
                                                                  Sisters of America, 1993 to Present;
                                                                  President, Big Brothers/Big Sisters of
                                                                  America Foundation, 1994 to Present;
                                                                  Vice President of the Board, The
                                                                  Sherry Netherland Hotel, 1991 to
                                                                  Present; Member, Points of Light
                                                                  Foundation, 1995 to Present; Member,
                                                                  The National Assembly, 1992 to
                                                                  Present; Member, Alvin Ailey Dance
                                                                  Theatre Foundation, Inc., 1989 to
                                                                  Present; Member, The Institute for Art
                                                                  and Urban Resources, Inc. 1985 to
                                                                  1994; Member, Mercy College, 1989 to
                                                                  Present; Member, Westchester/Putnam
                                                                  Regional Board of Directors, The Bank
                                                                  of New York, 1982 to Present; Member,
                                                                  Westchester County Association, 1986
                                                                  to Present.

Mr. Peter Herrick*           Director                             Trustee, HRE Properties, 1990 to
42 Sunnybrook Road                                                Present; Member, New York State Banking
Bronxville, NY 10708                                              Board, 1990-1993.
Age  72

Mr. Stephen Stamas           Director                             Chairman, New York Philharmonic, 1989 to
Windcrest Partners                                                Present.
122 E. 42nd Street
49th Floor
New York, NY 10168
Age  68

James E. Quinn               Director                             Member, Board of Directors, Tiffany &
727 Fifth Avenue                                                  Co., January 1995 to Present; Executive
New York, NY 10022                                                Vice President of Sales, Tiffany & Co.,
Age 47                                                            March 1992 to Present.

Karen Osar                   Director                             Vice President & Treasurer, Tenneco Inc.,
1725 King Street                                                  January 1994-Present; Managing Director of
Greenwich, CT 06831                                               Corporate Finance Group, J.P. Morgan & Co.,
Age 50                                                            Inc.; held various other positions at J.P.
                                                                  Morgan & Co., Inc. from 1975-1994.

J. David Huber               Chief Executive Officer              Employee, BISYS Fund Services, Inc.,
3435 Stelzer Road                                                 June 1987 to Present
Columbus, OH 43219
Age  52

William J. Tomko             President                            Vice President, BISYS Fund Services,
3435 Stelzer Road                                                 Inc., 1989 to Present
Columbus, OH 43219
Age 40

Richard Baxt                 Vice President                       Senior Vice President, Client Services, BISYS
125 West 55th Street                                              Fund Services, Inc., 1997 to Present; General
New York, NY 10019                                                Manager of Investment and Insurance, First
Age  45                                                           Fidelity Bank; President, First Fidelity
                                                                  Brokers; President, Citicorp Investment
                                                                  Services.

Michael A. Grunewald         Vice President                       Manager, Client Services, BISYS Fund Services,
3435 Stelzer Road                                                 Inc., 1993 to Present.
Columbus, OH 43219
Age  29


Nimish Bhatt                       Treasurer                       Vice President, Tax and Financial
3435 Stelzer Road                                                  Services, BISYS Fund Services, Inc.,
Columbus, OH 43219                                                 June 1996-Present; Assistant Vice
Age  36                                                            President, Evergreen Funds/First Union
                                                                   Bank, 1995 to July 1996; Senior  Tax
                                                                   Consultant, Price Waterhouse LLP, 1990
                                                                   to  December 1994.

Ellen Stoutamire                   Secretary                       Vice President, Legal Services,
3435 Stelzer Road                                                  BISYS Fund Services, Inc., 1995
Columbus, OH 43219                                                 -Present; Attorney, private practice,
Age  50                                                            1990 to 1995.

Alaina V. Metz                     Assistant Secretary             Chief Administrator, Administrative and
3435 Stelzer Road                                                  Regulatory Services of BISYS Fund
Columbus, OH 43219                                                 Services, Inc., June 1995 to Present;
Age  31                                                            Supervisor of Mutual Fund Legal
                                                                   Department, Alliance Capital Management,
                                                                   May 1989 to June 1995.

------------------------------------------------------------------------------------------------------------------
*Interested person



In 1999, the Directors will be paid an annual fee of $15,000 and an additional $1,200 for each meeting of the Board of Directors that they attend, plus out-of-pocket expenses. The Directors are not paid any pension or retirement benefits. The Directors may hold various other directorships unrelated to the Funds.


The following chart describes the compensation paid to Directors by BNY Hamilton Funds, Inc. for the fiscal year ended December 31, 1998:

                                                          Pension or
                                        Aggregate         Retirement                                   Total
                                      Compensation     Benefits Accrued     Estimated Annual     Compensation Paid
          Name of Person,              Paid by the      as Part of Fund       Benefits Upon        by the Funds
             Position                     Funds            Expenses            Retirement           to Directors
             --------                     -----            --------            ----------           ------------

Edward L. Gardner                           $21,000                   $0                   $0              $21,000
                                           ---------                                                       -------
   Director and Chairman of the
   Board

Peter Herrick                               $19,800                   $0                   $0              $19,800
                                           ---------                                                       -------
   Director

Leif H. Olsen                               $19,800                   $0                   $0              $19,800
                                           ---------                                                       -------
   Director

Stephen Stamas                              $19,800                   $0                   $0              $19,800
                                           ---------                                                       -------
   Director

James E. Quinn                              $19,800                   $0                   $0              $19,800
                                           ---------                                                       -------
   Director

Karen Osar                                  $14,850                   $0                   $0              $14,850
                                           ---------                                                       -------
   Director


The above compensation, which is expected to total approximately $99,000 plus out-of-pocket costs for 1999, will be allocated to all series of BNY Hamilton Funds, Inc.


By virtue of the responsibilities assumed by the Adviser and the Administrator (see "Investment Adviser", "Administrator" and
"Distributor") and the services provided by BNY Hamilton Distributors, Inc., the Funds have no employees; their officers are provided and compensated by BNY Hamilton Distributors, Inc. BNY Hamilton Funds, Inc.'s officers conduct and supervise the business operations of the Funds.


--------------------------------------------------------------------------------
INVESTMENT ADVISER

The investment adviser to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.


The International Equity Fund is sub-advised by Indocam, a subsidiary of Banque Indosuez. The Bank of New York will pay Indocam a fee equal to
 .425% of the average daily net assets of the International Equity Fund.

Under the terms of the Advisory Agreements, the investment advisory services The Bank of New York provides to BNY Hamilton Funds, Inc. are not exclusive. The Bank of New York is free to and does render similar investment advisory services to others. The Bank of New York serves as investment adviser to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage".


As of April 1, 1999, The Bank of New York has voluntarily agreed to limit the expenses of the Funds listed in the chart below. The limitation will be accomplished by waiving all or a portion of its advisory, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. This voluntary limitation of expenses may be modified or terminated at any time.





                                                                INSTITUTIONAL                     INVESTOR
                                                                    SHARES                         SHARES
                                                             ---------------------      -----------------------------
Small Cap Growth Fund................................                1.11%                         1.36%
                                                                     -----                         -----
Intermediate Government Fund.........................                .79%                          1.04%
                                                                     ----                          -----
Intermediate Investment Grade Fund...................                .79%                          1.04%
                                                                     ----                          -----
Intermediate New York Tax-Exempt Fund................                .79%                          1.04%
                                                                     ----                          -----
Intermediate Tax-Exempt Fund.........................                .79%                          1.04%
                                                                     ----                          -----



For the fiscal years ended December 31, 1996, 1996, 1997, and 1998, The Bank of New York received advisory fees from the Funds as follows:




                                                                     1996                1997                 1998
                                                                   ------                ----                 ----
Money Fund                                                     $1,128,699            $1,364,166           $2,007,951
                                                                                     ----------           ----------
Treasury Money Fund                                                    N/A              $28,637             $460,338
-------------------                                                    ---              -------           ----------
Intermediate Government Fund                                      $321,787             $290,842             $329,433
                                                                  --------             --------           ----------
Intermediate Investment Grade Fund                                     N/A           $1,326,324           $1,873,230
----------------------------------                                     ---           ----------           ----------
Intermediate New York Tax-Exempt Fund                             $193,702             $117,747             $140,654
                                                                  --------             --------           ----------
Intermediate Tax-Exempt Fund                                           N/A           $1,013,662           $1,359,116
----------------------------                                           ---           ----------           ----------
Equity Income Fund                                              $1,211,813           $2,765,841           $3,339,410
                                                                ----------           ----------           ----------
Large Cap Growth Fund                                                  N/A           $1,419,944           $2,096,762
---------------------                                                  ---           ----------           ----------
Small Cap Growth Fund                                                  N/A             $547,464             $948,526
---------------------                                                  ---             --------           ----------
International Equity Fund                                              N/A             $329,170             $537,436
-------------------------                                              ---             --------           ----------

The above chart reflects advisory fee waivers by The Bank of New York as follows:



                                                                      1996                1997                1998
                                                                      ----                ----                ----
Treasury Money Fund                                                    N/A             $61,996              $48,202
-------------------                                                    ---             -------              -------
Intermediate Government Fund                                           $0              $47,715              $47,060
----------------------------                                           --              -------              -------
Intermediate New York Tax-Exempt Fund                                  $0              $75,480              $72,704
-------------------------------------                                  --              -------              -------
Large Cap Growth Fund                                                  N/A            $177,856             $383,778
---------------------                                                  ---            --------             --------
Small Cap Growth Fund                                                  N/A            $116,936             $249,498
---------------------                                                  ---            --------             --------
International Equity Fund                                              N/A            $116,797              $79,747
-------------------------                                              ---            --------             --------


The Advisory Agreement for each Fund must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not "interested persons" as defined by the 1940 Act cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". Each of the Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to BNY Hamilton Funds, Inc. See "Additional Information".

The Bank Holding Company Act of 1956 and the Glass-Steagall Act, as interpreted by the Board of Governors of the Federal Reserve System, generally prohibit The Bank of New York Company, Inc. and its subsidiaries, including The Bank of New York, from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. This prohibition does not extend to providing investment advice, custodial and certain other services. The Bank of New York believes that it may perform the services for the Funds contemplated by the Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

If The Bank of New York were prohibited from acting as investment adviser to the Funds, it is expected that the Directors would recommend to the Funds' shareholders that they approve the Funds' entering into new investment advisory agreements with another qualified adviser selected by the Directors.

------------------------------------------------------------------------------
ADMINISTRATOR

BNY Hamilton Distributors, Inc. serves as the Fund's administrator (the "Administrator") and will assist generally in supervising the operations of the Funds. The Administrator is a Delaware corporation organized to administer and distribute mutual funds; its offices are located at 125 West 55th Street, New York New York 10019.

The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Fund, including, among other things, providing the services of persons who may be appointed as officers and directors of BNY Hamilton Funds, Inc., overseeing the performance of the transfer agent for each Fund, supervising purchase and redemption orders (made via telephone and mail) and monitoring the Distributor's compliance with the National Association of Securities Dealers, federal and state securities laws. The Administrator will also be responsible for coordinating and overseeing compliance by the Directors with Maryland corporate procedural requirements as the Funds are series of a Maryland corporation. See "Description of Shares". The Administrator is also responsible for updating and printing the Funds' prospectuses and statements of additional information, administering shareholder meetings, producing proxy statements and annual and semi-annual reports, monitoring the Adviser's compliance with the stated investment objectives and restrictions of each Fund and ensuring that custodian, Fund accounting, transfer agency, administration, distribution, advisory and legal services are provided to the Funds in accordance with the respective agreements governing each relationship.

The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, The Bank of New York will perform certain administrative functions for the Administrator. The Bank of New York is not an otherwise affiliated person of the Administrator.


The Money Market Funds will pay the Administrator an annual fee, accrued daily and payable monthly, of .10% of their respective average daily net assets. All other Funds will each pay the Administrator an annual fee, accrued daily and payable monthly, of .20% of their respective average daily net assets.



For the fiscal years ended December 31, 1996, 1997, and 1998 the Funds paid administration fees as follows:

                                                                1996                 1997                 1998
                                                               ------                ----                 ----
Money Fund                                                     $1,128,699           $1,364,166            $2,007,951
                                                               ----------           ----------            ----------
Treasury Money Fund                                                   N/A              $90,633              $508,540
-------------------                                                   ---              -------             ---------
Intermediate Government Fund                                     $128,631             $135,423              $150,597
                                                                 --------             --------             ---------
Intermediate Investment Grade Fund                                    N/A             $530,532              $749,295
----------------------------------                                    ---             --------             ---------
Intermediate New York Tax-Exempt Fund                             $49,111              $64,296               $85,343
                                                                  -------              -------             ---------
Intermediate Tax-Exempt Fund                                          N/A             $405,467              $543,649
----------------------------                                          ---             --------             ---------
Equity Income Fund                                               $403,939             $871,405            $1,084,161
                                                                 --------             --------            ----------
Large Cap Growth Fund                                                 N/A             $532,600              $826,847
---------------------                                                 ---             --------             ---------
Small Cap Growth Fund                                                 N/A             $177,174              $319,474
---------------------                                                 ---             --------             ---------
International Equity Fund                                             N/A             $104,935              $290,440
-------------------------                                             ---             --------             ---------



The above chart reflects administration fee waivers from the Intermediate New York Tax-Exempt Fund of $28,176 and $12,990 for the fiscal years ended December 31, 1996 and 1997, respectively. There were no waivers of administration fees from this Fund during fiscal year 1998, nor were there any waivers of administration fees from any other Fund during the last three fiscal years.


The Administration Agreement between BNY Hamilton Funds, Inc. and the Administrator may be renewed or amended by the Directors without a shareholder vote.


--------------------------------------------------------------------------------
DISTRIBUTOR

In addition to acting as the Administrator, BNY Hamilton Distributors, Inc. acts as each Fund's exclusive Distributor and will hold itself available to receive purchase orders for Fund shares. The Distribution Agreements for each Fund must be approved in the same manner as the Advisory Agreements described above under "Investment Adviser". Each Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares as defined under "Additional Information".

The Directors have adopted distribution plans ("12b-1 Plans") with respect to Hamilton Classic Shares of the Money Fund, and the Investor
Shares of each of the Equity Funds, the Taxable Fixed Income Funds, and the Tax-Exempt Fixed Income Funds, which will permit the respective Funds to reimburse the Distributor for distribution expenses in an amount up to
 .25% per annum of average daily net assets of Hamilton Classic Shares or Investor Shares, as applicable. These expenses include, but are not limited to, fees paid to broker-dealers, telemarketing expenses, advertising costs, printing costs, and the cost of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Hamilton Classic Shares or Investor Shares, as applicable. The Hamilton Classic Shares or Investor Shares of each Fund also bear the costs associated with implementing and operating the related 12b-1 Plan
(such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Hamilton Classic Shares or Investor Shares of the related Fund as the Securities and Exchange Commission construes such term under Rule 12b-1 of the 1940 Act. If expenses reimbursable under the 12b-1 Plan exceed .25% per annum of average daily net assets, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Hamilton Classic Shares or Investor Shares of each Fund will not be charged for interest, carrying or other finance charges on any reimbursed distribution or other expense incurred and not paid, nor will any expense be carried forward past the fiscal year in which it is incurred.


For the fiscal year ended December 31, 1998, the Funds paid the following amounts for services related to their respective 12b-1 Plans. In each Fund, approximately 60% of the amount shown represents compensation to dealers and 40% represents payments to banks.



         Money Fund                                                 $48,077
         ----------                                                 -------
         Intermediate Government Fund                               $29,270
         ----------------------------                               -------
         Intermediate Investment Grade Fund                          $9,122
         ----------------------------------                          ------
         Intermediate New York Tax-Exempt Fund                      $25,330
         -------------------------------------                      -------
         Intermediate Tax-Exempt Fund                                  $819
         ----------------------------                                  ----
         Equity Income Fund                                         $88,873
         ------------------                                         -------
         Large Cap Growth Fund                                      $25,886
         ---------------------                                      -------
         Small Cap Growth Fund                                      $11,861
         ---------------------                                      -------
         International Equity Fund                                  $10,675
         -------------------------                                  -------



There was no 12b-1 Plan in effect for the Treasury Money Fund as of December 31, 1998.


Payments for distribution expenses under the 12b-1 Plans are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the 12b-1 Plans are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares". The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, each 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. Each 12b-1 Plan provides that it may not be amended to increase materially the costs which the related Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and each 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton Funds, Inc. nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, as long as the 12b-1 Plans are in effect, the nomination of the Directors who are not interested persons of BNY Hamilton Funds, Inc. (as defined in the 1940 Act) must be committed to the non-interested Directors.

--------------------------------------------------------------------------------
FUND, SHAREHOLDER AND OTHER SERVICES

BISYS Fund Services, Inc. ("BISYS"), P.O. Box 163310, Columbus, Ohio, 43216-3310, serves as the transfer agent for the Funds. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for all Funds.

The Directors, in addition to reviewing actions of the Funds' investment adviser, administrator and distributor, as set forth below, decide upon matters of general policy. The Money Fund and Treasury Money Fund have entered into Shareholder Servicing Agreements with respect to Hamilton Premier Shares and Hamilton Classic Shares of each Fund with The Bank of New York. The Bank of New York (as a "Shareholder Servicing Agent") will perform certain shareholder support services to include: (i) aggregating and processing purchase and redemption orders; (ii) placing purchase and redemption orders with the Distributor; (iii) providing necessary personnel and facilities to establish and maintain customer accounts and records; (iv) processing dividend payments; and
(v) providing periodic information to beneficial owners showing their positions in Hamilton Premier Shares of each Fund. Pursuant to the Shareholder Servicing Agreement, the Hamilton Premier Shares of each Money Market Fund and the Hamilton Classic Shares of the Money Fund will pay The Bank of New York (and any other Shareholder Servicing Agent) an annual shareholder servicing fee of .25%, to be accrued daily and payable monthly, of the average net assets of each such class represented by such Shareholder Servicing Agent's participation in each Fund.


The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the custodian and fund accounting agent for each Fund.


KPMG LLP, 345 Park Avenue, New York, New York 10154, are the independent auditors of the Funds and must be approved at least annually by the Directors to continue in such capacity. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders.



------------------------------------------------------------------------------
PURCHASE OF SHARES

Investors may open Fund accounts and purchase shares as described in each Prospectus under "Purchase of Shares".

Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Adviser determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. An Equity Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. See "Net Asset Value--Equity Funds".



--------------------------------------------------------------------------------
REDEMPTION OF SHARES

Investors may redeem shares as described in each Prospectus under "Redemption of Shares." Shareholders redeeming shares of either Money Market Fund should be aware that both Funds attempt to maintain a stable net asset value of $1.00 per share for each class; however, there can be no assurance that either Fund will be able to continue to do so and, in that case, the net asset value of either Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount that differs from the number of shares redeemed. In the case of the other Funds, the principal value fluctuates so that the proceeds of an investor's shares when redeemed may be more or less than their original cost. See "Net Asset Value" in the Money Market Fund Prospectus and below.

Shareholders redeeming their shares by telephone should be aware that neither of the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent the Funds fail to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities from the portfolio of the Fund in conformity with the applicable rule of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

Further Redemption Information. The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which an emergency exists that causes disposal of, or evaluation of the net asset value of, the portfolio securities to be not reasonably practicable or
(iii) for such other periods as the Securities and Exchange Commission may permit.


--------------------------------------------------------------------------------
EXCHANGE OF SHARES

Shareholders purchasing shares directly from the Funds may exchange those shares at the current net asset value per share for other BNY Hamilton Funds which have a similar class of shares, in accordance with the terms of the current prospectus of the Fund being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares". Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in such Fund's Prospectus.

Net investment income of each class of shares in the Money Fund and the Treasury Money Fund consists of accrued interest or discount and amortized premium applicable to the specific class, less the accrued expenses of the relevant Fund applicable to the specific class during that dividend period, including the fees payable to the Administrator, allocated to each class of shares. See "Net Asset Value". Determination of the net investment income for each class of shares for each Money Market Fund will be made immediately prior to the determination of net asset value at 4:30 P.M., Eastern time, on each Business Day.

Dividends on each Hamilton Share and Hamilton Premier Share of the Money Fund and the Treasury Money Fund and Hamilton Classic Share of the Money Fund are determined in the same manner and are paid in the same amount regardless of class, except that Hamilton Premier Shares and Hamilton Classic Shares bear the fees paid to Shareholder Organizations on their behalf for those general services described under "Fund and Other Shareholder Services--Shareholder Servicing Plan" in the Prospectus for the Money Market Funds, and Hamilton Classic Shares bear 12b-1 fees. In addition, each class of shares of the Money Fund and the Treasury Money Fund bears certain other miscellaneous expenses specific to that class (i.e., certain cash management, registration and transfer agency expenses).

Determination of the net investment income for the Taxable Fixed Income
Funds and the Tax-Exempt Fixed Income Funds will be made immediately prior to the determination of net asset value at 4:00 P.M., Eastern time, on each Business Day. Net investment income for days other than Business Days is determined as of 4:00 P.M., Eastern time, on the preceding Business Day. See "Purchase of Shares" in the relevant Prospectus and this Statement of Additional Information. Shares redeemed earn a dividend on the Business Day that the redemption becomes effective. See "Redemption of Shares" in each Prospectus.


--------------------------------------------------------------------------------
NET ASSET VALUE

Each of the Funds will compute the net asset value per share for each of its classes once daily on Monday through Friday as described under "Net Asset Value" in the relevant Prospectus, except that net asset value of any class need not be computed on a day in which no orders to purchase or redeem shares of such class have been received or on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. In addition, net asset value need not be computed on any other day that the New York Stock Exchange is closed for business.

Money Market Funds. In the case of the Money Market Funds, all portfolio securities for each Fund will be valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value of $1.00 per share for each class of shares. No assurances can be given that this goal will be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than
 .5% occurs between valuation based on the amortized cost method and valuation based on market value, the Directors will take steps necessary to reduce such deviation, such as changing dividend policy, shortening the average portfolio maturity or realizing gains or losses. See "Taxes".

Valuing the Money Fund's and the Treasury Money Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 of the 1940 Act. Rule 2a-7 prohibits money market funds that use the amortized cost method to value assets from investing more than 5% of their total assets in the securities of any single issuer, except obligations of the United States government and its agencies and instrumentalities. Each of the Money Market Funds intend to conduct their investment activities in a manner consistent with the requirements of Rule 2a-7. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of either of the Money Market Funds.

The Directors oversee the Adviser's adherence to the Securities and Exchange Commission's rules, and have established procedures designed to stabilize net asset value of each class of shares of the Money Fund and the Treasury Money Fund at $1.00. Each day net asset value is computed, each class of shares of the Money Fund and the Treasury Money Fund will calculate the net asset value of each class of their respective shares by using both the amortized cost method and market valuations. At such intervals as they deem appropriate, the Directors consider the extent to which net asset value as calculated by using market valuations would deviate from $1.00 per share. Immediate action will be taken by the Directors if the variance between market value and amortized cost exceeds .5%.

If the Directors believe that a deviation from the Money Fund's or Treasury Money Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing net asset value by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, the Money Fund's and the Treasury Money Fund's yield based on amortized cost may be higher than the corresponding yields based on market valuations. Under these circumstances, a shareholder of any class of shares of the Money Fund or the Treasury Money Fund would be able to obtain a somewhat higher yield than would result if that Fund used market valuations to determine its net asset value. The converse would apply in a period of rising interest rates.


Taxable Fixed Income and Tax-Exempt Fixed Income Funds. In the case of the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds, portfolio securities with a maturity of 60 days or more, including securities listed on an exchange or traded over the counter, will be valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security, and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Funds' independent pricing service, such securities will be priced in accordance with procedures adopted by the Directors. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method, because the Directors have determined that this method will approximate market value. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's books, no readily available market quotations exist for most municipal securities.



Equity Funds . In the case of the Equity Funds, the value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.



Equity Funds and Intermediate Investment Grade Fund. For purposes of calculating net asset value per share for each class of shares in each of the Equity Funds and the Intermediate Investment Grade Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the prevailing market rates available at the time of valuation.



All Funds (except Money Market Funds). Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 P.M., New York City time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 P.M., New York City time. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Fund's Directors. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, which mature in 60 days or less, are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by a Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.


Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Funds' Directors.


--------------------------------------------------------------------------------
PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return, or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

Yield Quotations. As required by regulations of the Securities and Exchange Commission, current yield for each class of shares of the Money
Fund and the Treasury Money Fund is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for each class of shares of the Money Fund and the Treasury Money Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.


The current and effective seven-day yields for the Money Market Funds as of December 31, 1998 were as follows:



                                                                          Current 7                 Effective 7
                                                                          Day Yield                  Day Yield
                                                                     --------------------      ----------------------

Money Fund  -  Hamilton Shares                                              4.95%                      5.07%
------------------------------                                              -----                      -----
Money Fund  -  Hamilton Premier Shares                                      4.70%                      4.81%
--------------------------------------                                      -----                      -----
Money Fund  -  Hamilton Classic Shares                                      4.39%                      4.48%
--------------------------------------                                      -----                      -----
Treasury Money Fund  -  Hamilton Shares                                     4.64%                      4.75%
---------------------------------------                                     -----                      -----
Treasury Money Fund  -  Hamilton Premier Shares                             4.39%                      4.49%
-----------------------------------------------                             -----                      -----



As required by regulations of the Securities and Exchange Commission, the annualized yield for each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Income Fund is computed by dividing the Fund's net investment income per share for each class earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends will be used in determining the net investment income per share. Income will be computed by totaling the interest earned on all debt obligations, and in the case of the Equity Income Fund, dividends earned on all equity securities, during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield will then be annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described under "Additional Information" in the Prospectus for the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds.



The 30-day yields for the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds are as follows:

                                                                             With                     Without
                                                                         Reimbursement             Reimbursement
                                                                     ----------------------    -----------------------
Intermediate Government Fund  -  Institutional Shares.........               5.04%                     5.00%
--------------------------------------------------------------               -----                     -----
Intermediate Government Fund  -  Investor Shares..............               4.79%                     4.69%
--------------------------------------------------------------               -----                     -----
Intermediate Investment Grade Fund  -  Institutional Shares...               5.06%                     5.06%
--------------------------------------------------------------               -----                     -----
Intermediate Investment Grade Fund  -  Investor Shares........               4.74%                     4.74%
--------------------------------------------------------------               -----                     -----
Intermediate New York Tax-Exempt Fund  -  Institutional Shares               3.16%                     3.05%
--------------------------------------------------------------               -----                     -----
Intermediate New York Tax-Exempt Fund  -  Investor Shares.....               2.92%                     2.82%
--------------------------------------------------------------               -----                     -----
Intermediate Tax-Exempt Fund  -  Institutional Shares.........               3.39%                     3.39%
--------------------------------------------------------------               -----                     -----
Intermediate Tax-Exempt Fund  -  Investor Shares..............               3.10%                     3.10%
--------------------------------------------------------------               -----                     -----



Total Return Quotations. As required by regulations of the Securities and Exchange Commission, the annualized total return of each of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds for a period will be computed by assuming a hypothetical initial payment of $10,000. It will then be assumed that all of the dividends and distributions over the period are reinvested and that the entire amount will be redeemed at the end of the period. The annualized total return will then be calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.



The total returns for the Funds are as follows:


                                                                                        Average          Average
                                                                                         Annual           Annual
                                                                                        for the           For the
                                                                                        One-Year        Five-Year
                                                                                         Period           Period
                                                                        Aggregate        Ended             Ended
                                                         Inception        Since       December 31,     December 31,
                                                           Date         Inception         1998             1998
                                                           ----         ---------         ----             ----
                                                         ----------     ----------    -------------    --------------
Intermediate Government Fund  -  Institutional           04/01/97        16.39%          7.49%              N/A
--------------------------------------------------       --------         -----          -----              ---
  Shares..........................................
  ------------------------------------------------
Intermediate Government Fund  -  Investor Shares.        08/10/92        41.49%          7.33%             5.44%
--------------------------------------------------       --------        ------          -----             -----
Intermediate Investment Grade Fund  -                    04/01/97        18.70%          8.56%              N/A
--------------------------------------------------       --------        ------          -----              ---
Institutional Shares.............................
--------------------------------------------------
Intermediate Investment Grade Fund  -  Investor          05/01/97        18.14%          8.22%              N/A
--------------------------------------------------       --------        ------          -----              ---
  Shares..........................................
  ------------------------------------------------
Intermediate New York Tax-Exempt Fund  -
--------------------------------------------------
   Institutional Shares..........................        04/01/97        12.34%          5.30%              N/A
--------------------------------------------------       --------        ------          -----              ---
Intermediate New York Tax-Exempt Fund  -  Investor       08/10/92        35.95%          5.04%             4.47%
--------------------------------------------------       --------        ------          -----             -----
  Shares..........................................
  ------------------------------------------------
Intermediate Tax-Exempt Fund  -  Institutional           04/01/97        12.22%          5.37%              N/A
--------------------------------------------------       --------        ------          -----              ---
  Shares..........................................
  ------------------------------------------------
Intermediate Tax-Exempt Fund  -  Investor Shares.        05/01/97        11.63%          4.95%              N/A
--------------------------------------------------       --------        ------          -----              ---
Equity Income Fund  -  Institutional Shares......        04/01/97        41.17%         13.18%              N/A
--------------------------------------------------       --------        ------         ------              ---
Equity Income Fund  -  Investor Shares...........        08/10/92       146.56%         12.82%            15.77%
--------------------------------------------------       --------       -------         ------            ------
Large Cap Growth Fund  -  Institutional Shares...        04/01/97        59.45%         23.49%              N/A
--------------------------------------------------       --------        ------         ------              ---
Large Cap Growth Fund  -  Investor Shares........        05/01/97        58.90%         23.26%              N/A
--------------------------------------------------       --------        ------         ------              ---
Small Cap Growth Fund  -  Institutional Shares...        04/01/97        37.89%          7.89%              N/A
--------------------------------------------------       --------        ------          -----              ---
Small Cap Growth Fund  -  Investor Shares........        05/01/97        37.56%          7.55%              N/A
--------------------------------------------------       --------        ------          -----              ---
International Equity Fund  -  Institutional Shares       04/01/97        29.17%         20.84%              N/A
--------------------------------------------------       --------        ------         ------              ---
International Equity Fund  -  Investor Shares....        05/01/97        28.57%         20.61%              N/A
--------------------------------------------------       --------        ------         ------              ---


General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

From time to time, the yields and the total returns of each class of shares of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as, the views of the investment adviser as to current market, economic trade and interest rate trends, legislative, regulatory and monetary developments, investments strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 1-800-4BNY-FND (1-800-426-9363).

Comparative performance information may be used from time to time in advertising the Funds' shares, including, but not limited to, data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers indexes, the Frank Russell Indexes and other industry publications. Each of the Money Market Funds may compare the performance of each class of shares to Money Fund Report, a service of IBC Financial Data, Inc. as well as yield data reported in other national financial publications.

From time to time, the Funds may include general comparative information such as statistical data regarding inflation, securities indices or the features of performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, in such communications, the investment adviser may offer opinions on current economic conditions.


--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE

Fixed-income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.


Portfolio Turnover. A Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. For the fiscal years ended December 31, 1996, 1997, and 1998, the portfolio turnover rates for the Intermediate New York Tax-Exempt Fund and the Equity Income Fund were 22%,
21% and 24%; 58%, 65%, and 39%, respectively. It is anticipated that the Intermediate New York Tax-Exempt Fund and the Equity Income Fund will continue to have a portfolio turnover rate of less than 100%.



For the period April 1, 1997 (commencement of operations) to December 31, 1997, and for the fiscal year ended December 31, 1998, the portfolio turnover rates for the Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund were 81% and 53%; 30% and 37%; 37% and 26%; 68% and 84%; and 36% and 75%; respectively.
It is anticipated that the Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund will continue to have a portfolio turnover rate of less than 100%.



For the fiscal years ended December 31, 1996, 1997, and 1998, the portfolio turnover rates for the Intermediate Government Fund were 57%, 41%, and 61%, respectively. It is anticipated that the Intermediate Government Fund will continue to have a portfolio turnover rate of not greater than 200%. The fixed income securities in which the Fund will invest are generally traded at a net price with dealers acting as principal for their own accounts and without brokerage commissions. However, other expenses, such as custodial fees and wire charges may be higher during periods of higher turnover.



Money Market Funds, Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds. Portfolio transactions for each of the Money Market Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. Each of the Money Market Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in short-term trading consistent with their objectives.


Each of the Money Market Funds' policy of investing only in securities with maturities of less than 397 days will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments that the Money Market Funds make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Fund.

Equity Funds. In connection with portfolio transactions for the Equity
Funds, the overriding objective is to obtain the best possible execution of purchase and sale orders. In selecting a broker, the Adviser (and, in the case of the International Equity Fund, the sub-adviser) considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best possible execution. The Adviser will monitor the reasonableness of the brokerage commissions paid in light of the execution received. The Directors will review regularly the reasonableness of commissions and other transaction costs incurred by the Equity Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Equity Funds do not reduce their respective fees paid to the Adviser by any amount that might be attributable to the value of such services.


For the fiscal years ended December 31, 1996, 1997, and 1998, the Equity Income Fund paid aggregate broker commissions of $129,028, $481,922, and $500,347, respectively.



For the period April 1, 1997 (commencement of operations) to December 31, 1997, and for the fiscal year ended December 31, 1998, the Large Cap Growth Fund paid aggregate broker commissions of $177,684 and $226,702, respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 1998, the Large Cap Growth Fund paid broker commissions of $5,295 to BNY ESI & Co., Inc., a wholly owned non-bank subsidiary of The Bank of New York Company, Inc., a separate brokerage affiliate of The Bank of New York, and a member of the New York Stock Exchange and other principal exchanges, and SIPC. This amounted to 2.3% of the aggregate commissions paid by the Fund and 4.8% of the aggregate dollar amount of principal transactions.


For the period April 1, 1997 (commencement of operations) to December 31, 1997, and for the fiscal year ended December 31, 1998, the Small Cap Growth Fund paid aggregate broker commissions of $120,938 and $279,344, respectively.



For the period April 1, 1997 (commencement of operations) to December 31, 1997, and for the fiscal year ended December 31, 1998, the International Equity Fund paid aggregate broker commissions of $530,331 and $876,134, respectively.


Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of any or all of the Equity Funds' portfolio brokerage transactions to affiliates of the Adviser. In order for affiliates of the Adviser to effect any portfolio transactions for the Equity Funds, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Directors, including a majority of the Directors who are not "interested persons", have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through or sold to or through the Funds' Administrator, Distributor or Adviser or any "affiliated person", as defined in the 1940 Act, of the Co-Administrators, Distributor or Adviser when such entities are acting as principals, except to the extent permitted by law. In addition, the Funds will not purchase securities during the existence of any underwriting group relating thereto of which the Adviser or an affiliate of the Adviser is a member, except to the extent permitted by law.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including the other Funds, to the extent permitted by applicable laws and regulations, the Adviser may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser, in the manner it considers to be most equitable and consistent with the Adviser's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


--------------------------------------------------------------------------------
DESCRIPTION OF SHARES

BNY Hamilton Funds, Inc. (the "Corporation") is a registered, open-end investment company organized under the laws of the State of Maryland. The Articles of Incorporation of the Corporation currently permit the Corporation to issue 20,000,000,000 shares of common stock, par value $.001 per share, of which shares have been classified as follows:


                                                                                             Number of Shares of
Name of Series and Classes Thereof                                                            Common Allocated
----------------------------------                                                       ----------------------------
BNY Hamilton Money Fund
     -   Hamilton Shares........................................................                       3,000,000,000
     -   Hamilton Premier Shares................................................                       3,000,000,000
     -   Hamilton Classic Shares................................................                       3,000,000,000
BNY Hamilton Treasury Money Fund
     -   Hamilton Shares........................................................                       2,000,000,000
     -   Hamilton Premier Shares................................................                       2,000,000,000
     -   Hamilton Classic Shares................................................                       2,000,000,000
BNY Hamilton Equity Income Fund
     -   Institutional Shares...................................................                         200,000,000
     -   Investor Shares........................................................                         200,000,000
BNY Hamilton Large Cap Growth Fund
     -   Institutional Shares...................................................                         200,000,000
     -   Investor Shares........................................................                         200,000,000
BNY Hamilton Small Cap Growth Fund
     -   Institutional Shares...................................................                         200,000,000
     -   Investor Shares........................................................                         200,000,000
BNY Hamilton International Equity Fund
     -   Institutional Shares...................................................                         200,000,000
     -   Investor Shares........................................................                         200,000,000

BNY Hamilton Intermediate Government Fund
     -   Institutional Shares...................................................                         200,000,000
     -   Investor Shares........................................................                         200,000,000
BNY Hamilton Intermediate Investment Grade Fund
     -   Institutional Shares...................................................                         200,000,000
     -   Investor Shares........................................................                         200,000,000
BNY Hamilton Intermediate New York Tax-Exempt Fund
     -   Institutional Shares...................................................                         200,000,000
     -   Investor Shares........................................................                         200,000,000
BNY Hamilton Intermediate Tax-Exempt Fund
     -   Institutional Shares...................................................                         200,000,000
     -   Investor Shares........................................................                         200,000,000
Undesignated Common Stock.......................................................                       3,800,000,000

Shares of the Corporation do not have preemptive or conversion rights and are fully paid and nonassessable by the Corporation. The rights of redemption and exchange are described in the appropriate Prospectus and elsewhere in this Statement of Additional Information.

The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act and Maryland law, the Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successor; provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of the Corporation not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

The Corporation, if requested to do so by the holders of at least 10% of shareholders of all series aggregated as a class, will call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that under certain circumstances eliminates the personal liability of the Directors to the Corporation or its shareholders. The Articles of Incorporation and the Bylaws of the Corporation provide that the Corporation will indemnify the Directors, officers and employees of the Funds to the full extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with the Corporation. However, nothing in the Articles of Incorporation or the Bylaws of the Corporation protects or indemnifies a Director, officer or employee against any liability to the Corporation or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

For information relating to mandatory redemption of Fund shares or, under certain circumstances, their redemption at the option of the Funds, see "Redemption of Shares" in the Prospectuses.


No single person beneficially owns 25% or more of the Corporation's voting securities. The following table sets forth the name, address and percentage of ownership of each person who is known by the Registrant to own, of record or beneficially, 5% or more of any class of the Corporation's outstanding equity securities as of March 31, 1999:



Fund                        Of Record              %              Beneficial Owner                       %
----                        ---------              -              ----------------                       -

Money                    Hare & Co.               9.5%          Beneficial Owner                          9.5%
                         One Wall Street                        The Keyspan Foundation
                         New York, NY 10286                     One Metrotech Center

                                                                Brooklyn, NY 11201
                                                                ------------------
Intermidate Government   Wendel & Co.                           The Bank of New York
                         One Wall Street          37.7%         Profit Sharing Plan B                    31.9%
                         New York, NY 10286       -----         One Wall Street                          -----
                                                                New York, NY 10286

                                                                The Bank of New York
                                                                Long-Term Disability Plan                 5.8%
                                                                One Wall Street                          -----
                                                                New York, NY 10286

Equity Income            Wendel & Co.                           The Bank of New York
                         One Wall Street          21.6%         Profit Sharing Plan A
                         New York, NY 10286       -----         One Wall Street                          21.6%
                                                                New York, NY 10286                       -----

Small Cap Growth         Wendel & Co.                           The Bank of New York
                         One Wall Street          11.8%         Profit Sharing Plan A                     5.9%
                         New York, NY 10286       -----         One Wall Street                          -----
                                                                New York, NY 10286

                                                                Trust Company of America                  5.9%
                                                                AAM                                      -----
                                                                7103 South Revere Parkway
                                                                Englewood, NJ 80112

Treasury Money           Hare & Co.               10.3%         F W Olin Foundation
--------------           One Wall Street          -----         780 Third Avenue                          5.3%
                         New York, NY  10286                    New York, NY 10017                       -----

                                                                PYSCA Panama-1997 Project Acctt.
                                                                Reforma 10 Torre Caballito, Piso 30       5.0%
                                                                Co Tabacalera 06030 Mexico Dist Fed      -----

The Corporation's officers and directors, taken as a group, own less than 1% of the shares of each of the Funds.

--------------------------------------------------------------------------------
TAXES

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Tax Code generally will be applied to each Fund separately, rather than the Corporation as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for each Fund.


Each Fund within the Corporation intends to qualify as a regulated investment company under Subchapter M of the Tax Code. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, United States Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed at least annually.


Under the Tax Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt-interest dividends distributed by either of the Tax-Exempt Fixed Income Funds, as described below) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional


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


shares. Each of the Equity Funds (other than the International Equity Fund) expects that a portion of these distributions to their respective corporate shareholders will be eligible for the 70% dividends-received deduction. These distributions from all other Funds will not be eligible for the dividends-received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund, and are not eligible for the dividends-received deduction. Individual shareholders will be subject to federal income tax on distributions of net long-term capital gains at a maximum rate of 28% if designated as derived from a Fund's capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from property held for more than eighteen months.



A gain or loss realized by a shareholder on the redemption, sale or exchange of shares held as a capital asset will be capital gain or loss and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Individual shareholders will be subject to federal income tax on long-term capital gain at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any loss realized by a shareholder on the disposition of shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Any such loss may be disallowed in the case of either of the Tax-Exempt Fixed Income Funds. See "Tax-Exempt Fixed Income Funds" below. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.



Prospective investors in any of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds should be aware that distributions of net investment income or net long-term capital gains from these Funds will have the effect of reducing the net asset value of each class of each Funds' shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution represents a return of invested capital. Investors should consider the tax implications of buying shares in these Funds just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.


Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, a Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale price for the securities sold.

Under the Tax Code, gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.


Forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by a Fund on forward currency contracts, options and futures contracts or on the underlying securities.


Certain options, futures and foreign currency contracts held by a Fund at the end of each fiscal year will be required to be "marked-to-market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss, regardless of how long the Fund has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income, unless an election under Section 988 (a) (1) (B) of the Tax Code is made, in which case the rule for options and futures contracts will apply.


The International Equity Fund will, and the Equity Income Fund, the Large
Cap Growth Fund and the Small Cap Growth Fund may, invest in equity securities of foreign issuers. If these Funds purchase shares in certain foreign investment companies, known as "passive foreign investment companies", they may be subject to federal income tax on a portion of an "excess distribution" from such passive foreign investment companies or gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by a Fund to its respective shareholders. In addition, certain interest charges may be imposed on the Equity Funds or its respective shareholders in respect of unpaid taxes arising from such distributions or gains. Alternatively, the Equity Funds would be required each year to include in its income and distribute to shareholders a pro rata portion of the foreign investment company's income, whether or not distributed to the Fund. For taxable years beginning after 1997, the Equity Funds will be permitted to "mark-to-market" any marketable stock held by a Fund in a passive foreign investment company. If a Fund made such an election, each investor in the Fund would include in income in each year an amount equal to its share of the excess, if any, of the fair market value of the stock in such passive foreign investment company as of the close of the taxable year over the adjusted basis of such stock. The investor would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the stock in such passive foreign investment company over the fair market value of such stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the investor for prior taxable years.



It is expected that the Money Fund, the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the International Equity Fund and the Intermediate Investment Grade Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. The International Equity Fund intends to elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund, with the result that each shareholder will (i) include in gross income, even though not actually received, the pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent from claiming as a credit the full amount of their pro rate share of the Fund's foreign income taxes. In addition, effective for dividends paid after September 5, 1997, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.


Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gains in excess of net long-term losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a United States trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to United States individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to United States tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a foreign shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a non-resident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold United States federal income tax at the rate of 31% unless IRS Form W-8 is provided.

Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for United States federal estate tax purposes.


Tax-Exempt Fixed Income Funds. Both of the Tax-Exempt Fixed Income Funds intend to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by such Tax-Exempt Fixed Income Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from such Tax-Exempt Fixed Income Fund. In view of each Tax-Exempt Fixed Income Fund's investment policies, it is expected that substantially all dividends will be exempt-interest dividends, although each Tax-Exempt Fixed Income Fund may from time to time realize and distribute net short-term capital gains or other minor amounts of taxable income.



Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of either Tax-Exempt Fixed Income Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of either Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.



Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Tax Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Tax-Exempt Fixed Income Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders. The Tax-Exempt Fixed Income Funds are permitted to invest up to 20% of their respective assets in private activity bonds the interest from which is a preference item for purposes of alternative minimum tax. Moreover, exempt-interest dividends paid to a corporate shareholder by a Tax-Exempt Fixed Income Fund (whether or not from interest on private activity bonds) will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income,
(ii) in calculating the environmental tax equal to .12% of a corporation's modified alternative taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.



Holders of shares of either class of either Tax-Exempt Fixed Income Fund who are subject to New York State and New York City personal income taxes on dividends will not be subject to such tax on distributions from the respective Tax-Exempt Fixed Income Fund to the extent that the distributions qualify as exempt-interest dividends and represent income attributable to federally tax-exempt obligations of the State of New York and its subdivisions, agencies and instrumentalities (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of Puerto Rico). To the extent that distributions from either class of either Tax-Exempt Fixed Income Fund are derived from other income, including long- and short-term capital gains and income from securities lending, such distributions will not be exempt from New York State or New York City personal income taxes.



Distributions from either Tax-Exempt Fixed Income Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.



Annual statements as to the portion of distributions of both Tax-Exempt Fixed Income Funds that is attributable to interest that is exempt from federal income tax and, in the case of the Intermediate New York Tax-Exempt Fund, New York State and City personal income tax will be provided to shareholders shortly after the end of the taxable year.

SPECIAL CONSIDERATIONS RELATING TO INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting the Intermediate New York Tax-Exempt Fund. It does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers and, with respect to information about credit ratings, from newspaper reports.

Economic Outlook

New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. The state financial plan is based upon forecasts of national and State economic activity. Economic forecasts have at times failed to predict precisely the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

The national economy has maintained a robust rate of growth during the past six quarters, as its seven-year expansion continues. Approximately 16 1/2 million jobs have been added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

Nationally, the annual growth rate is expected to be significantly lower in 1999 than had been predicted, and it is expected to be slower than during 1997. U.S. trade balances are expected to continue to be negatively affected in 1999 by the financial and economic turmoil that began in Asia and spread to other parts of the world. Growth in domestic consumption, which has helped fuel the nation's strong economic performance in recent years, is also expected to ebb in 1999, as there likely will be a drop in consumer confidence from recent historic highs and the stock market may cease to provide consumers with large amounts of disposable income. Lower short-term interest rates, however, which are expected to continue through 1999, should help prevent a national recession. Real GDP grew roughly 3.4 percent in 1998, which was moderately below the

1997 rate. It is expected to fall further to 1.6 percent in 1999. Growth of nominal GDP fell from 5.9 percent in 1997 to 4.6 percent in 1998, and is expected to drop to 3.7 percent in 1999. Inflation, which fell to 1.7 percent in 1998, is predicted to rise to 2.7 percent in 1999. The annual rate of job growth was approximately 2.5 percent in 1998, but it is forecasted to slow to 1.9 percent in 1999. Growth in personal income and wages is expected to continue to slow in 1999.

At the State level, continued growth is projected in 1999 for employment, wages and personal income, although a significant slowdown in the growth rates of personal income and wages is expected. Personal income growth is expected to fall from roughly 5.0 percent in 1998 to 3.4 percent in 1999, partly because growth in bonus payments is expected to slow significantly, which would be a marked shift from the unusually high increases of the past few years. Overall employment growth is expected to drop from approximately 2.0 percent in 1998 to
1.0 percent in 1999 because of the slow growth of the national economy, continued spending restraint in government, lower profitability in the financial sector and continued restructuring in the manufacturing, health care and banking sectors.

Current Fiscal Year

Overview

The State's current fiscal year commenced on April 1, 1998, and ends on March 31, 1999, and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. For the period before adoption of the budget for the current fiscal year, the Legislature enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget, which the Legislature had not overridden by the start of the legislative recess on June 19, 1998.

General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, and spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program (STAR), expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund (DRRF) that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.7 billion, which is comprised of a reserve of $1.04 billion available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund
(TSRF), a balance of $158 million in the Community Projects Fund (CPF), and a balance of $100 million in the Contingency Reserve Fund (CRF). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Financial Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. The General Fund is expected to account for approximately 47.6 percent of all Governmental Funds disbursements and 70.1 percent of total State Funds disbursements in the State's 1998-99 fiscal year. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

General Fund Receipts

Total General Fund receipts and transfers from other funds in the 1998-99 fiscal year are projected to reach $37.84 billion, an increase of over $3 billion from the 1997-98 fiscal year. This total includes $34.50 billion in tax receipts, $1.47 billion in miscellaneous receipts and $1.86 billion in transfers from other funds. The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year are projected to grow approximately 7.5 percent, following an adjusted growth of roughly 9.0 percent in the 1997-98 fiscal year.

The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. This tax continues to account for over half of the State's General Fund receipts base. Net personal income tax collections are projected to reach $21.44 billion, nearly $3.7 billion above the reported 1997-98 collection total. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1998 to 1999 will be unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year, which affects reported collections by over $2.4 billion on a year-over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund to finance the initial year of the school tax reduction program.

User taxes and fees are comprised of three-quarters of the State four percent sales and use tax (the balance, one percent, flows to support the Local Government Assistance Corporation (LGAC) debt service requirements), cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees.

Receipts from user taxes and fees in 1998-99 are projected to be $7.21 billion, an increase of $170 million from the prior year. The sales tax component of this category accounts for all of the 1998-99 growth, as receipts for all other sources declined by $100 million. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yields of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines are exacerbated in 1998-99 by revenue losses from scheduled and newly enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.

Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.

Total business tax collections in 1998-99 are projected at $4.79 billion, $257 million less than the prior fiscal year. The year-over-year decline in projected receipts in this category is a function of statutory changes between the two years. These include the first year of utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and the scheduled additional diversion of General Fund petroleum business and utility tax receipts to other funds.

Other taxes include estate, gift and real estate transfer taxes, a pari-mutuel tax and other minor levies. They are now projected to total $1.02 billion -- $75 million below last year's amount. Two factors account for a significant part of the expected decline in collections from this category: (i) the effects of the elimination of the real property gains tax collections and (ii) a decline in estate tax receipts, which follows the explosive growth recorded in 1997-98, when receipts expanded by over 16 percent.

Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $147 billion, down almost $200 million from the prior year. Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. Miscellaneous receipts and transfers from other funds are projected to reach $3.33 billion for the fiscal year.

General Fund Disbursements

General Fund disbursements and transfers to capital, debt service and other funds are projected at $36.78 billion, an increase of $2.43 billion (7.1 percent) from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene, and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for negotiated salary increases for State employees and increased transfers for debt service.

Grants to Local Governments, which is the largest category of General Fund disbursements, includes financial assistance to local governments and not-for-profit corporations and entitlement benefits to individuals. The 1998-99 Financial Plan projects spending of $25.14 billion in this category, an increase of $1.88 billion, or 8.1, percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare programs and community projects grants.

The 1998-99 budget provides $9.7 billion in support for public schools. The year-to-year increase of $769 million is comprised of partial funding for a 1998-99 school year increase of $847 million and the remainder of the 1997-98 school year increase that occurs in State fiscal year 1998-99. Spending for all other educational programs, including the State and City university systems, the Tuition Assistance Program and handicapped programs, is estimated at $3.00 billion, an increase of $270 million over 1997-98 levels.

Medicaid costs are estimated at $5.60 billion, an increase of $144 million from the prior year. After adjusting 1997-98 for the $116 million prepayment of an additional Medicaid cycle, Medicaid spending is projected to increase $260 million, or 4.9 percent. Disbursements for all other health and social welfare programs are projected to total $3.63 billion, an increase of $131 million from 1997-98. This includes an increase in support for children and families and local public health programs, offset by a decline in welfare spending of $75 million that reflects continuing State and local efforts to reduce welfare fraud, declining caseloads, and the impact of State and federal welfare reform legislation.

Remaining disbursements primarily support community based mental hygiene programs, community and public health programs, local transportation programs and revenue sharing payments to local governments. Revenue sharing and other general purpose aid is projected at $837 million, an increase of approximately $37 million from 1996-97.

State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system (SUNY), the Legislature and the court system. Personal service costs account for approximately 73 percent of this category. Disbursements for State operations are projected at $6.7 billion, an increase of $511 million, or 8.3 percent, over the 1997-98 fiscal year. This year-to-year growth reflects the continuing phase-in of wage increases under existing collective bargaining agreements, the impact of binding arbitration settlements and the costs of funding an additional payroll cycle in 1998-99.

General State charges account primarily for the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes and payments of judgments against the State or its public officers.



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Disbursements in this category are estimated at $2.22 billion, a decrease of $50 million from the prior year. This decline reflects projected decreases in pension costs and Court of Claims payments, offset by modest projected increases for health insurance contributions, social security costs and the loss of reimbursements due to a reduction in the fringe benefit rate charged to positions financed by non-General Fund sources.

Debt service paid from the General Fund reflects debt service on short-term obligations of the State and includes only the interest cost of the State's commercial paper program. The 1998-99 debt service estimate is $11 million, which reflects relative stability in short-term interest rates. The State's annual tax and revenue anticipation note (TRAN) borrowing has been eliminated.

Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital project spending and debt service on long-term bonds, where these costs are not funded from other sources. Transfers in support of debt service are projected at $2.14 billion in 1998-99, an increase of $111 million from 1997-98. The increase reflects the impact of certain prior year bond sales (net of refunding savings) and certain bond sales planned to occur during the 1998-99 fiscal year. The State Financial Plan also establishes a transfer of $50 million to the new Debt Reduction Reserve Fund. The Fund may be used, subject to enactment of new appropriations, to pay the debt service costs on or to prepay State-supported bonds. Transfers in support of capital projects provide General Fund support for projects not otherwise financed through bond proceeds, dedicated taxes and other revenues or federal grants. These transfers are projected at $200 million for 1998-99, comparable to last year. Remaining transfers from the General Fund to other funds are estimated to decline $59 million in 1998-99 to $327 million. This decline is primarily the net impact of one-time transfers in 1997-98 to the State University Tuition Stabilization Fund and to the Lottery Fund to support school aid, offset by a 1998-99 increase in the State subsidy to the Roswell Park Cancer Research Institute.

General Fund Balance

The Financial Plan projects a closing balance in the General Fund of $1.7 billion. The balance is comprised of the $1.04 billion reserve for future needs, $400 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (after a planned deposit of $32 million in 1998-99) and $158 million in the Community Projects Fund.

Special Revenue Funds

Special Revenue Funds are used to account for the proceeds of specific revenue sources, such as federal grants, that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise approximately 41 percent of total government funds receipts in the 1998-99 fiscal year, three-quarters of that activity relates to federally-funded programs. Projected disbursements in this fund type total $29.98 billion, an increase of $2.33 billion (8.4 percent) over 1997-98 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.78 billion in the 1998-99 fiscal year. Remaining growth in federal funds is primarily due to the new Child Health Plus program, estimated at $197 million. This program will expand health insurance coverage to children of indigent families.



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State special revenue spending is projected to be $8.19 billion, an increase of
$1.20 billion from last year's levels.

Capital Project Funds

Capital Projects Funds account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax receipts transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1998-99 fiscal year, activity in these funds is expected to comprise 5.5 percent of total governmental receipts.

Capital Projects Funds spending in fiscal year 1998-99 is projected to be $4.14 billion, an increase of $575 million, or 16.1 percent, from last year. The major components of this expected growth are transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund (EPF). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

Debt Service Funds

Debt Service Funds are used to account for the payment of principal and interest on long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund type is expected to comprise 3.8 percent of total governmental fund receipts in the 1998-99 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund and Special Revenue Funds, pursuant to law.

Total disbursements from the Debt Service Fund type are estimated at $3.36 billion in 1998-99, an increase of $275 million or 8.9 percent from 1997-98 levels. Of the increase, $102 million is for transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund. Another $45 million is for education purposes, including State and City University programs financed through the Dormitory Authority of the State of New York (DASNY). The remainder is for a variety of programs in such areas as mental health and corrections, and for general obligation financings.



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Out-Year Projections of Receipts and Disbursements

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1996-97), $2.3 billion (1997-98) and less than $1 billion (1998-99). The State, as part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-general Fund spending offsets and other actions necessary to bring projected disbursements and receipts into balance.

The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years, as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment and other multi-year spending commitments in law.

Prior Fiscal Years

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and the regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below.



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1997-98 Fiscal Year

The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund operating surplus of $1.56 billion. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a generally accepted accounting principals (GAAP) basis. The 1997-98 fiscal year operating surplus resulted in part from higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. These gains were partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF) and the Community Projects Fund (CPF). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit on March 31, 1998.

General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent, over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

1996-97 Fiscal Year

The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

The General Fund closing balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million remained on deposit in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (including net tax refund reserve



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


account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

1995-96 Fiscal Year

The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus, as reported by DOB, of $445 million. The cash surplus was derived from higher-than-expected receipts, savings generated through agency cost controls, and lower-than-expected welfare spending.

The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The 129 million change in fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. The General Fund closing balance did not include $678 million in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1996.

General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels.

Year 2000 Compliance

New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Absent reprogramming, such programs will interpret the year 2000 as the year 1900. Y2K could impact both the entering of data into computer programs and the ability of such programs to correctly process data.

The State created the Office for Technology (OFT) in 1996 to help address statewide technology issues, including Y2K. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. Mission-critical computer applications are those which impact the health, safety and welfare of the State and its citizens, and for which failure to be in Y2K compliance could have a material and adverse impact upon State operations. High-priority computer applications are those that are critical for a State agency to fulfill its mission and deliver services, but for which there are manual alternatives. Work has been completed on roughly 20 percent of these systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates. The enacted budget also continues funding for major systems scheduled for replacement,



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including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as a part of the Project.

OTF is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission-critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 complaint, or that there will not be an adverse impact upon State operations or State Finances as a result.

Certain Litigation

The legal proceedings noted below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims sought against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 1998-99 fiscal year or thereafter.

Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-d of the Public Health Law, which impose a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services; (iv) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers; (v) challenges to the regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates; (vi) a case challenging the shelter allowance granted to recipients of public assistance as insufficient for proper housing; (vii) an action against the Governor of the State of New York challenging the Governor's application of his constitutional line item veto authority to certain portions of budget bills; and (viii) a case calling for the enforcement of the provisions of Articles 12-A, 20 and 28 as applicable to taxation on motor fuel and tobacco products sold to non-Indian consumers on Indian reservations. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

The City of New York

The fiscal health of the State may be affected by the fiscal health of New York City ("the City"), which continues to receive significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan ("Financial Plan") annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. For current information on the City's Financial Plan and its most recent financial disclosure, contact the



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Office of the Comptroller, Municipal Building, Room 517, One Centre Street, New
York, NY 10007, Attention: Deputy Comptroller for Public Finance.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and meet its annual cash flow and financing requirements.

Implementation of the Financial Plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority (TFA) to finance a portion of he City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financing capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. Despite this additional financing mechanism, the City currently projects that it will reach its debt limit in City fiscal year 1999-2000 if no further action is taken. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the TFA to be unconstitutional. On November 25, 1997 the State Supreme Court found the legislation establishing the TFA to be constitutional and granted the defendants' motion for summary judgment. The plaintiffs have appealed that decision. Future developments concerning the City or entities issuing debt for the benefit of the City, public discussion of such developments and prevailing market conditions and securities credit ratings may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.



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


Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998-99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9 percent increase in General Purpose State Aid in 1997-98, and continued this increase in 1998-99.

The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

The appropriation and allocation of general purpose local government aid among localities, including New York City, is currently the subject of investigation by a State commission. While the distribution of general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommend a new formula by June 30, 1999, which may change the way aid is allocated.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious



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financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Authorities

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Public Authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

Beginning in 1998, the Long Island Power Authority (the "LIPA") assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan. As of the date of this AIS, LIPA has issued over $5 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

The Metropolitan Transit Authority (the "MTA") oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax, that provide revenue for mass transit purposes, including assistance to the MTA. Since 1987, State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be



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deposited in a special MTA fund for operating or capital expenses. In 1993, the
State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 State fiscal year, total State assistance to the MTA is projected to total approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

State legislation accompanying the 1996-97 State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board (the "CPRB") approved the 1995-99 Capital Program (subsequently amended in August 1997), which supercedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs, and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government and the City of New York, and from various other revenues generated from actions taken by the MTA.

There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced ridership causes fare revenues to decline, the MTA's ability to meet its operating expenses without additional assistance could be impaired.


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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

As used in this Statement of Additional Information and the Prospectuses, the term "majority of a Fund's outstanding shares" (of a series, if applicable) means the vote of (i) 67% or more of the Fund's shares (of the series, if applicable) present at a meeting, if the holders of more than 50% of the Fund's outstanding shares (of the series, if applicable) are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares (of the series, if applicable), whichever is less.

Telephone calls to the Funds and The Bank of New York as shareholder servicing agent may be tape recorded.

With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Funds' Registration Statement filed with the Securities and Exchange Commission under the Securities Act. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained in the Prospectuses and this Statement of Additional Information and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.


--------------------------------------------------------------------------------

FINANCIAL STATEMENTS



The following financial information is hereby incorporated by reference to the indicated pages of the Funds' Annual Report to shareholders dated December 31, 1998.



QUESTIONS & ANSWERS                       Page         1      BNY HAMILTON INTERMEDIATE
                                                                INVESTMENT GRADE FUND
BNY HAMILTON EQUITY INCOME FUND                                  Schedule of Investments.......      Page         59
   Schedule of Investments.......                     19         Statement of Assets and
                                                                 Liabilities...................                   64
   Statement of Assets and                                       Statement of Operations.......                   64
   Liabilities...................                     23
   Statement of Operations.......                     23         Statement of Changes in Net
                                                                 Assets........................                   65
   Statements of Changes in Net                                  Financial Highlights..........                   66
   Assets........................                     24
   Financial Highlights..........                     25
                                                              BNY HAMILTON INTERMEDIATE NEW
BNY HAMILTON LARGE CAP GROWTH                                   YORK TAX-EXEMPT FUND
   FUND                                                          Schedule of Investments.......                   67
   Schedule of Investments.......                     27         Statement of Assets and
                                                                 Liabilities...................                   73
   Statement of Assets and                                       Statement of Operations.......                   73
   Liabilities...................                     31
   Statement of Operations.......                     31         Statements of Changes in Net
                                                                 Assets........................                   74
   Statement of Changes in Net Assets                 32         Financial Highlights..........                   75
   Financial Highlights..........                     33
                                                              BNY HAMILTON INTERMEDIATE TAX-
BNY HAMILTON SMALL CAP GROWTH                                   EXEMPT FUND
   FUND                                                          Schedule of Investments.......                   77

   Schedule of Investments.......                     34         Diversification by State......                   86
   Statement of Assets and                                       Statement of Assets and
   Liabilities...................                     38         Liabilities...................                   87
   Statement of Operations.......                     38         Statement of Operations.......                   87
   Statement of Changes in Net Assets                 39         Statement of Changes in Net
                                                                 Assets........................                   88
   Financial Highlights..........                     40         Financial Highlights..........                   89

BNY HAMILTON INTERNATIONAL EQUITY                             BNY HAMILTON MONEY FUND
   FUND                                                          Schedule of Investments.......                   90
   Schedule of Investments.......                     41         Statement of Assets and
                                                                 Liabilities...................                   98
   Industry Diversification......                     46         Statement of Operations.......                   98
   Statement of Assets and                                       Statements of Changes in Net
   Liabilities...................                     48         Assets........................                   99
   Statement of Operations.......                     48         Financial Highlights..........                  100
   Statement of Changes in Net Assets                 49
   Financial Highlights..........                     50      BNY HAMILTON TREASURY MONEY
                                                                FUND
BNY HAMILTON INTERMEDIATE                                        Schedule of Investments.......                  103
   GOVERNMENT FUND                                               Statement of Assets and
                                                                 Liabilities...................                  105
   Schedule of Investments.......                     51         Statement of Operations.......                  105
   Statement of Assets and                                       Statement of Changes in Net
   Liabilities...................                     55         Assets........................                  106
   Statement of Operations.......                     55         Financial Highlights..........                  107
   Statements of Changes in Net
   Assets........................                     56
   Financial Highlights..........                     57      NOTES TO FINANCIAL STATEMENTS....                  108

                                                              REPORT OF INDEPENDENT AUDITORS...                  117

                                                              FEDERAL INCOME TAX INFORMATION...                  118

                                                              DIRECTORS AND OFFICERS...........                  119

                                APPENDIX A

                     Description of Security Ratings


S&P
Corporate and Municipal Bonds

AAA Debt obligations rated AAA have the highest ratings assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Debt obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A Debt obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

BBB Debt obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

NR No public rating has been requested, there may be insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.


MOODY'S
Corporate and Municipal Bonds

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be presented elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR No public rating has been requested, there may be insufficient information on which to base a rating, or that Moody's does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                 -   Leading market positions in well established industries.
                 -   High rates of return on funds employed.
                 - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
                 - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                 - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                PART C

                          OTHER INFORMATION

Item 24.   Financial Statements and Exhibits.

           (a)    Financial Statements:

                  The Financial Statements filed as part of this Registration Statement are as follows:


                  Audited Financial Statements of BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund as of December 31, 1998


                  -   Schedule of Investments
                  -   Statement of Assets and Liabilities
                  -   Statement of Operations
                  -   Statements of Changes in Net Assets
                  -   Financial Highlights
                  -   Notes to Financial Statements
                  -   Report of Independent Auditors

           (b)    Exhibits:



                      Exhibit Number                                     Description
                       (1)      (a)      Articles of Incorporation of Registrant.*
                                (b)      Articles of Amendment, dated June 29, 1992.*
                                (c)      Articles of Supplementary, dated June 29, 1994.*
                                (d)      Articles of Supplementary, dated August 15, 1995.*
                                (e)      Articles of Amendment, dated January 22, 1997*
                                (f)      Articles Supplementary, dated January 22, 1997.*
                                (g)      Form of Articles Supplementary, dated
                                         April 28, 1999.

                       (2)               Bylaws of Registrant.*

                       (3)               Not Applicable.

                       (4)      (a)      Form of Specimen  stock  certificate of common stock of BNY Hamilton Money
                                         Fund.*
                                (b)      Form  of  Specimen  stock  certificate  of  common  stock  of BNY  Hamilton
                                         Intermediate Government Fund.*
                                (c)      Form of specimen stock certificate of common stock of BNY Hamilton
                                         Intermediate New York Tax-Exempt Fund.*
                                (d)      Form of specimen stock certificate of common stock of BNY Hamilton Equity
                                         Income Fund.*

                       (5)      (a)      Investment  Advisory Agreement between BNY Hamilton Money Fund and The Bank of New York.*
                                (b)      Investment Advisory Agreement between BNY Hamilton Intermediate  Government
                                         Fund and The Bank of New York.*
                                (c)      Investment  Advisory  Agreement between BNY Hamilton  Intermediate New York
                                         Tax-Exempt Fund and The Bank of New York.*
                                (d)      Investment  Advisory  Agreement between BNY Hamilton Equity Income Fund and
                                         The Bank of New York.*
                                (e)      Investment  Advisory Agreement between BNY Hamilton Treasury Money Fund and
                                         The Bank of New York.*
                                (f)      Investment  Advisory  Agreement  between BNY Hamilton Large Cap Growth Fund and The Bank of New York.*
                                (g)      Investment  Advisory  Agreement  between BNY Hamilton Small Cap Growth Fund and The Bank of New York.*
                                (h)      Investment  Advisory  Agreement between BNY Hamilton  International  Equity
                                         Fund and The Bank of New York.*
                                (i)      Investment Advisory Agreement between BNY Hamilton Intermediate  Investment
                                         Grade Fund and The Bank of New York.*
                                (j)      Investment Advisory Agreement between BNY Hamilton Intermediate  Tax-Exempt
                                         Fund and The Bank of New York.*
                                (k)      Sub-advisory  agreement between BNY Hamilton  International Equity Fund and
                                         Indosuez Asset Management.*

                       (6)      (a)      Distribution Agreements between Registrant and BNY Hamilton Distributors,
                                         Inc.*
                                (b)      Supplement to Distribution  Agreements  between Registrant and BNY Hamilton
                                         Distributors, Inc.*

                       (7)               Not Applicable.

                       (8)      (a)      Custody Agreement between Registrant and The Bank of New York.*
                                (b)      Cash Management and Related Services Agreement between each series of Registrant and The Bank of New York.*
                                (c)      Supplement  to Custody  Agreement  between  Registrant  and The Bank of New
                                         York.*
                                (d)      Supplement  to Cash  Management  and  Related  Services  Agreement  between
                                         Registrant and The Bank of New York.*

                       (9)      (a)      Administration  Agreement between Registrant and BNY Hamilton Distributors,
                                         Inc.*
                                (b)      Fund  Accounting  Services  Agreement  between  Registrant  and The Bank of
                                         New York.*
                                (c)      Form of  Transfer  Agency  Agreement  between  Registrant  and  BISYS  Fund
                                         Services, Inc.*
                                (d)      Form of Shareholder Servicing Agreement.*
                                (e)      Form of  Sub-Administration  Agreement  between BNY Hamilton  Distributors,
                                         Inc. and The Bank of New York.*
                                (f)      Shareholder  Servicing Plan of BNY Hamilton  Money Fund  (Hamilton  Premier
                                         Shares).*
                                (g)      No longer applicable.
                                (h)      Shareholder  Servicing Plan of BNY Hamilton  Money Fund  (Hamilton  Classic
                                         Shares).*
                                (i)      Rule 18f-3 Plan of BNY Hamilton Money Fund.*
                                (j)      Supplement to Administration Agreement between Registrant and BNY Hamilton
                                         Distributors, Inc.*
                                (k)      Supplement to Fund Accounting  Services  Agreement  between  Registrant and
                                         The Bank of New York.*
                                (l)      Updated Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*
                                (m)      Shareholder  Servicing  Plan of BNY Hamilton  Treasury Money Fund (Hamilton
                                         Premier Shares).*
                                (n)      Revised Rule 18f-3 Plan of BNY Hamilton Funds, Inc.*
                                (o)      Supplement to Form of  Sub-Administration  Agreement  between BNY Hamilton
                                         Distributors, Inc. and The Bank of New York.*

                                (p)      Revised Fund Accounting Services Agreement between BNY Hamilton
                                         International Equity Fund and The Bank of New York.*


                                (q)      Form of Shareholder Servicing Plan of BNY Hamilton Treasury Money Fund (Classic Shares).
                                (r)      Form of Revised Rule 18f-3 Plan of BNY Hamilton Funds, Inc.

                      (10)               Opinion of Sullivan & Cromwell.*

                      (11)               Consent of  KPMG LLP.

                      (12)               Not Applicable.

                      (13)               Form  of  Seed  Capital  Agreement  between  Registrant  and  BNY  Hamilton
                                         Distributors, Inc.*

                      (14)               Not Applicable.

                      (15)      (a)      Rule 12b-1 Plan of BNY Hamilton Intermediate Government Fund.*
                                (b)      Rule 12b-1 Plan of BNY Hamilton Intermediate New York Tax-Exempt Fund.*
                                (c)      Rule 12b-1 Plan of BNY Hamilton Equity Income Fund.*
                                (d)      Rule 12b-1 Plan of BNY Hamilton Money Fund - Hamilton Classic Shares.*
                                (e)      Rule 12b-1 Plan of BNY Hamilton Large Cap Growth Fund  -  Investor Shares.*
                                (f)      Rule 12b-1 Plan of BNY Hamilton Small Cap Growth Fund  -  Investor Shares.*
                                (g)      Rule  12b-1  Plan of BNY  Hamilton  International  Equity  Fund -  Investor
                                         Shares.*
                                (h)      Rule  12b-1  Plan of BNY  Hamilton  Intermediate  Investment  Grade  Fund -
                                         Investor Shares.*
                                (i)      Rule 12b-1 Plan of BNY  Hamilton  Intermediate  Tax-Exempt  Fund - Investor
                                         Shares.*

                                (j)      Form of Rule 12b-1 Plan of BNY Hamilton Treasury Money Fund - Classic Shares.

                      (16)               Schedule for computation of performance quotations.*

                      (17)               Financial Data Schedule.



------------------------------
*        Previously filed.

Item 25.   Persons Controlled by or under Common Control with Registrant.

           No person is controlled by or under common control with the Registrant.


Item 26. Number of Record Holders of Securities as of April 1, 1999.




                                                                                               Number
            Title of Class                                                               of record holders
            --------------                                                               -----------------
            Equity Income Fund  -  Institutional Shares                                       3,129
            Equity Income Fund  -  Investor Shares                                            1,415
            Large Cap Growth Fund  -  Institutional Shares                                    2,609
            Large Cap Growth Fund  -  Investor Shares                                           241
            Small Cap Growth Fund  -  Institutional Shares                                    2,535
            Small Cap Growth Fund  -  Investor Shares                                           178
            International Equity Fund  -  Institutional Shares                                2,565
            International Equity Fund  -  Investor Shares                                       133
            Intermediate Government Fund  -  Institutional Shares                               364
            Intermediate Government Fund  -  Investor Shares                                    349
            Intermediate Investment Grade Fund  -  Institutional Shares                       2,743
            Intermediate Investment Grade Fund  -  Investor Shares                               33
            Intermediate New York Tax-Exempt Fund  -  Institutional Shares                      220
            Intermediate New York Tax-Exempt Fund  -  Investor Shares                           357
            Intermediate Tax-Exempt Fund  -  Institutional Shares                             1,279
            Intermediate Tax-Exempt Fund  -  Investor Shares                                     11
            Money Fund  -  Hamilton Shares                                                      194
            Money Fund  -  Hamilton Premier Shares                                            1,509
            Money Fund  -  Hamilton Classic Shares                                            2,115
            Treasury Money Fund  -  Hamilton Shares                                              44
            Treasury Money Fund  -  Hamilton Premier Shares                                     603

Item 27.   Indemnification.

           Reference is made to Article VI of Registrant's Bylaws and the Distribution Agreement each filed as exhibits hereto.

           Registrant, its Directors and officers, the other investment companies administered by the Administrator, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officers or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of Investment Adviser.

           The Registrant's investment adviser, The Bank of New York, is a New York trust company. The Bank of New York conducts a general banking and trust business. The Bank of New York is not affiliated with BNY Hamilton Distributors, Inc.

           To the knowledge of the Registrant, none of the directors or officers of The Bank of New York, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of each director of The Bank of New York who is engaged in another business, profession, vocation or employment of a substantial nature:


            Name                                                 Title/Company
            ----                                                 -------------
            Richard Barth.....................................   Retired;  Formerly  Chairman  and Chief  Executive
                                                                 Officer  of  Ciba-Geigy  Corporation   (diversified
                                                                 chemical products)

            Frank J. Biondi, Jr...............................   Chairman and Chief  Executive  Office of Universal
                                                                 Studios (diversified entertainment operator)

            Harold E. Sells...................................   Retired;  Formerly  Chairman  and Chief  Executive
                                                                 Office of Woolworth Corporation (retailing)

            William R. Chaney.................................   Chairman and Chief  Executive  Officer of Tiffany &
                                                                 Co.,  (international  designers,  manufacturers and
                                                                 distributors of jewelry and fine goods)

            Ralph E. Gomory...................................   President  of  Alfred  P.  Sloan  Foundation,  Inc.
                                                                 (private foundation)

            Richard J. Kogan..................................   President   and  Chief   Executive   Officer   of
                                                                 Schering-Plough   Corporation   (manufacturer  of
                                                                 pharmaceutical and consumer products)

            John A. Luke, Jr..................................   Chairman, President and Chief Executive Officer of
                                                                 Westvaco  Corporation   (manufacturer  of  paper,
                                                                 packaging, and specialty chemicals)

            John C. Malone....................................   President   and   Chief   Executive    Officer   of
                                                                 Tele-Communications,    Inc.,   (cable   television
                                                                 multiple system operator)

            Donald L. Miller..................................   Chief Executive  Officer and Publisher of Our World
                                                                 News, LLC (media)

            H. Barclay Morley...............................     Retired;  Formerly  Chairman  and Chief  Executive
                                                                 Officer of  Stauffer Chemical Company (chemicals)

            Catherine A. Rein.................................   Senior  Executive  Vice  President of  Metropolitan
                                                                 Life  Insurance  Company  (insurance  and financial
                                                                 services)


Item 29.   Principal Underwriter.

           (a) BNY Hamilton Distributors, Inc., which is located at 125 West 55th Street, New York, New York 10019, will act as exclusive distributor for the Registrant. The distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.

           (b) The information required by this Item 29 with respect to each director, officer or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor pursuant to the Securities Exchange Act of 1934.

           (c)    Not Applicable.

Item 30.   Location of Accounts and Records.

           All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Item 31.   Management Services.

           Not Applicable.

Item 32.   Undertakings.

           The Registrant undertakes that, if requested to do so by 10% of its outstanding shares, the Registrant will promptly call a meeting of shareholders for the purpose of voting on the removal of a director or directors and Registrant will assist with shareholder communications as required by Section 16(c) of the Investment Company Act of 1940.

           The Registrant hereby also undertakes that so long as the information required by Item 5A of Form N-1A is contained in the latest annual report to shareholders and not in the prospectuses of each Fund (other than BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund), the Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on the 28th day of April, 1999.




                                           BNY HAMILTON FUNDS, INC.

                                           By /s/ William J. Tomko
                                              ----------------------------------
                                                       William J. Tomko
                                                          President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 28th day of April, 1999.


Name                                                          Title


        /s/ Edward L. Gardner                        Director and Chairman of
        --------------------------------             the Board of Directors
              (Edward L. Gardner)

        /s/ Peter Herrick                            Director
        --------------------------------
              (Peter Herrick)



        /s/ Stephen Stamas                           Director
        --------------------------------
               (Stephen Stamas)


        /s/ James E. Quinn                           Director
        --------------------------------
               (James E. Quinn)


        /s/ Karen Osar                               Director
        --------------------------------
               (Karen Osar)

        /s/ J. David Huber                           Chief Executive Officer
        --------------------------------
               (J. David Huber)

                                                   EXHIBIT INDEX

     Exhibit Number                                         Description                                       Page
        (1)      (a)      Articles of Incorporation of Registrant.*

                 (b)      Articles of Amendment, dated June 29, 1992.*

                 (c)      Articles of Supplementary, dated June 29, 1994.*

                 (d)      Articles of Supplementary, dated August 15, 1995.*

                 (e)      Articles of Amendment, dated January 22, 1997*

                 (f)      Articles Supplementary, dated January 22, 1997.*

                 (g)      Form of Articles Supplementary, dated April 28, 1999.

        (2)               Bylaws of Registrant.*

        (3)               Not Applicable.

        (4)      (a)      Form of Specimen stock certificate of common stock of BNY Hamilton Money Fund.*

                 (b)      Form  of  Specimen  stock   certificate of common stock of BNY Hamilton Intermediate Government Fund.*

                 (c)      Form of specimen stock certificate of common stock of BNY Hamilton Intermediate New York Tax-Exempt Fund.*

                 (d)      Form of specimen stock certificate of common stock of BNY Hamilton Equity Income Fund.*

        (5)      (a)      Investment  Advisory  Agreement  between BNY Hamilton Money Fund and The Bank of New York.*

                 (b)      Investment Advisory Agreement between BNY Hamilton Intermediate  Government Fund and The Bank of New
                          York.*

                 (c)      Investment Advisory  Agreement  between  BNY  Hamilton  Intermediate  New  York Tax-Exempt Fund and The
                          Bank of New York.*

                 (d)      Investment  Advisory  Agreement  between BNY Hamilton Equity Income Fund and The Bank of New York.*

                 (e)      Investment  Advisory  Agreement between BNY Hamilton Treasury Money Fund and The Bank of New York.*

                 (f)      Investment  Advisory  Agreement  between BNY Hamilton  Large Cap Growth Fund and The Bank of New York.*

                 (g)      Investment  Advisory  Agreement  between BNY Hamilton  Small Cap Growth Fund and The Bank of New York.*

                 (h)      Investment  Advisory  Agreement between BNY Hamilton  International  Equity Fund and The Bank of New
                          York.*

                 (i)      Investment  Advisory  Agreement  between BNY  Hamilton  Intermediate  Investment Grade Fund and The Bank
                          of New York.*

                 (j)      Investment Advisory Agreement between BNY Hamilton Intermediate  Tax-Exempt Fund and The Bank of New
                          York.*

                 (k)      Sub-advisory  agreement  between  BNY  Hamilton  International  Equity  Fund and Indosuez Asset
                          Management.*

        (6)      (a)      Distribution Agreements between Registrant and BNY Hamilton Distributors, Inc.*

                 (b)      Supplement to Distribution Agreements between Registrant and BNY Hamilton Distributors, Inc.*

        (7)               Not Applicable.

        (8)      (a)      Custody Agreement between Registrant and The Bank of New York.*

                 (b)      Cash Management and Related Services Agreement between each series of Registrant and The Bank of New
                          York.*

                 (c)      Supplement to Custody Agreement between Registrant and The Bank of New York.*

                 (d)      Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York.*

        (9)      (a)      Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*

                 (b)      Fund Accounting Services Agreement between Registrant and The Bank of New York.*

                 (c)      Form of Transfer Agency  Agreement  between  Registrant and BISYS Fund Services, Inc.*

                 (d)      Form of Shareholder Servicing Agreement.*

                 (e)      Form of  Sub-Administration  Agreement between BNY Hamilton  Distributors,  Inc. and The Bank of New
                          York.*

                 (f)      Shareholder  Servicing  Plan  of  BNY  Hamilton  Money  Fund  (Hamilton  Premier Shares).*

                 (g)      No longer applicable.

                 (h)      Shareholder  Servicing  Plan  of  BNY  Hamilton  Money  Fund  (Hamilton  Classic Shares).*

                 (i)      Rule 18f-3 Plan of BNY Hamilton Money Fund.*

                 (j)      Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*

                 (k)      Supplement to Fund  Accounting  Services  Agreement  between  Registrant and The Bank of New York.*

                 (l)      Updated Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

                 (m)      Shareholder  Servicing  Plan  of BNY  Hamilton  Treasury  Money  Fund  (Hamilton Premier Shares).*

                 (n)      Revised Rule 18f-3 Plan of BNY Hamilton Funds, Inc.*

                 (o)      Supplement  to  Form of  Sub-Administration  Agreement  between  BNY  Hamilton Distributors, Inc. and
                          The Bank of New York.*

                 (p)      Revised Fund Accounting Services Agreement between BNY Hamilton International Equity Fund and The Bank of New York.

                 (q)      Form of Shareholder Servicing Plan of BNY Hamilton Treasury Money Fund (Classic Shares).

                 (r)      Form of Revised Rule 18f-3 Plan of BNY Hamilton Funds, Inc.

       (10)               Opinion of Sullivan & Cromwell.*

       (11)               Consent of KPMG LLP.

       (12)               Not Applicable.

       (13)               Form  of  Seed   Capital   Agreement   between   Registrant   and  BNY  Hamilton Distributors, Inc.*

       (14)               Not Applicable.

       (15)      (a)      Rule 12b-1 Plan of BNY Hamilton Intermediate Government Fund.*

                 (b)      Rule 12b-1 Plan of BNY Hamilton Intermediate New York Tax-Exempt Fund.*

                 (c)      Rule 12b-1 Plan of BNY Hamilton Equity Income Fund.*

                 (d)      Rule 12b-1 Plan of BNY Hamilton Money Fund - Hamilton Classic Shares.*

                 (e)      Rule 12b-1 Plan of BNY Hamilton Large Cap Growth Fund  -  Investor Shares.*

                 (f)      Rule 12b-1 Plan of BNY Hamilton Small Cap Growth Fund  -  Investor Shares.*

                 (g)      Rule 12b-1 Plan of BNY Hamilton International Equity Fund  -  Investor Shares.*

                 (h)      Rule 12b-1 Plan of BNY Hamilton  Intermediate  Investment  Grade Fund - Investor Shares.*

                 (i)      Rule  12b-1  Plan  of BNY  Hamilton  Intermediate  Tax-Exempt  Fund  -  Investor Shares.*

                 (j)      Form of Rule 12b-1 Plan of BNY Hamilton Treasury Money Fund - Classic Shares.

       (16)               Schedule for computation of performance quotations.*

       (17)               Financial Data Schedule.


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*        Previously filed.